UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

PLUG POWER INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

Dear Fellow Stockholder,
At Plug, we’ve long understood that meaningful progress doesn’t come easily. For over 25 years, we’ve built an American company rooted in innovation, manufacturing, and a willingness to solve hard problems. Our work has helped define how hydrogen can strengthen energy security and fuel industrial competitiveness — a mission that matters now more than ever.
The environment we operate in today is tough. The hydrogen sector continues to evolve, infrastructure is scaling, and the broader economic climate remains uncertain. We’re not immune to these pressures — but we are responding with focus, resilience, and accountability.
In 2025, we’re concentrating our energy and resources on three core areas: material handling, electrolyzers, and hydrogen supply. These are the businesses where Plug holds competitive advantages — and where we can deliver the most meaningful impact for our customers, partners, and the U.S. economy.
In material handling, Plug remains a global leader in hydrogen-powered logistics. We’ve deployed more than 72,000 GenDrive fuel cells across 300+ sites, powering critical supply chain operations for companies like Walmart, Amazon, and Home Depot. This year, we welcomed Southwire, one of North America’s largest wire and cable producers, as a new customer committed to reducing emissions across its operations. In Europe, we partnered with Toyota Material Handling Europe and STEF to bring hydrogen-powered forklifts to cold-storage distribution centers in France and Spain — reinforcing hydrogen’s practical value in everyday commerce.
In electrolyzers, Plug continues to demonstrate American leadership in advanced manufacturing. Our Rochester, NY Gigafactory is producing next-generation PEM stacks which power projects on five continents, including a 100 MW deployment with Galp in Portugal and a 25 MW system with bp and Iberdrola in Spain. These systems are designed, built, and shipped by U.S. engineers — supporting global industrial needs while creating value here at home.
In hydrogen supply, we’re building the infrastructure that makes energy independence real. Our green hydrogen network is now producing at scale:
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Georgia Plant:   Since January 2024, our Woodbine facility has been generating 15 tons per day (TPD) of liquid hydrogen — the largest operational plant of its kind in the United States.

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Tennessee Plant:   Production resumed in early 2024, adding another 10 TPD and strengthening fuel reliability across the Midwest and East Coast.

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Louisiana Plant:   Our newest site in St. Gabriel, developed in partnership with Olin Corporation, adds 15 TPD with direct access to major transportation corridors.

Together, these facilities provide 40 TPD of American-made hydrogen — fueling industry and logistics while reducing reliance on foreign energy sources.
Hydrogen is central to energy independence. It delivers clean, reliable power while strengthening the U.S. grid and reducing our dependence on imported fuels. Plug’s hydrogen and fuel cell solutions support decentralized generation and reinforce the backbone of our industrial base. With every plant we bring online, we’re contributing to a stronger, more resilient American energy system.
We know there’s work ahead. We know the market is watching. And we know credibility is earned through action — that’s exactly where we’re focused. Thank you for your continued support and belief in Plug. We’re building something important, and we’re in this for the long haul.
Sincerely,
Andrew J. Marsh
Chief Executive Officer

PLUG POWER INC.
125 Vista Boulevard
Slingerlands, NY 12159
June 9, 2025
Dear Stockholder:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Plug Power Inc., a Delaware corporation (“Plug Power,” “Plug” or the “Company”), to be held via live audio webcast at www.virtualshareholdermeeting.com/PLUG2025 on July 3, 2025, at 10:00 a.m. Eastern Time. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that you can attend the Annual Meeting online, vote your shares during the online meeting and submit questions online during the virtual meeting. You will need the 16-digit control number, which is located on your proxy card, to attend the Annual Meeting. Details regarding admission to the Annual Meeting and the business to be conducted are more fully described in the accompanying proxy statement.
The proxy statement, with the accompanying formal notice of the meeting, describes the matters expected to be acted upon at the Annual Meeting as well as information on how you can vote your shares and submit questions at the Annual Meeting. Only holders of record of Plug Power’s common stock at the close of business on June 9, 2025 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.
Your vote is important. Your proxy or voting instruction card includes specific information regarding the several ways to vote your shares. We encourage you to vote as soon as possible, even if you plan to attend the Annual Meeting virtually. You may vote over the Internet, by telephone or by mail. By promptly submitting your vote, you will save the Company the expense of further proxy solicitation.
If you have any questions, please contact MacKenzie Partners, Inc., which is assisting with the solicitation, toll-free at (800) 322-2885 or at proxy@mackenziepartners.com.
We hope that you will join us on July 3, 2025. Your investment and continued support of Plug Power are very much appreciated.
Sincerely,
Andrew J. Marsh
Chief Executive Officer

PLUG POWER INC.
125 Vista Boulevard
Slingerlands, NY 12159
(518) 782-7700
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on July 3, 2025
NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Plug Power Inc., a Delaware corporation (the “Company”), will be held on July 3, 2025, virtually at www.virtualshareholdermeeting.com/PLUG2025, at 10:00 a.m. Eastern Time, for the purpose of considering and voting upon:
1.
The election of three (3) Class II Directors, each to hold office until the Company’s 2028 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

2.
The approval of an amendment to the Company’s amended and restated certificate of incorporation, as amended (the “charter”), to increase the number of authorized shares of the Company’s common stock from 1,500,000,000 shares to 3,000,000,000 shares.

3.
The approval of an amendment to the Company’s charter to, at the discretion of the Board of Directors, effect a reverse stock split with respect to the Company’s issued common stock, including stock held by the Company as treasury shares, at a ratio of not less than 1-for-5 and not more than 1-for-200, with the exact ratio to be determined by the Board of Directors.

4.
The approval of an amendment to the Company’s charter to provide that the authorized number of shares of the Company’s common stock or undesignated preferred stock may be increased or decreased by the requisite vote of the holders of capital stock entitled to vote thereon, without either class voting as a separate class irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law (the “DGCL”).

5.
The approval of an amendment to the Company’s charter to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the DGCL.

6.
The approval of an amendment to the Company’s 2021 Stock Option and Incentive Plan, as amended (the “2021 Plan”), to increase the number of shares of the Company’s common stock reserved thereunder by 40,000,000 shares, from 51,400,000 shares to 91,400,000 shares.

7.
The approval of the non-binding, advisory vote regarding the compensation of the Company’s named executive officers as described in this proxy statement.

8.
The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025.

9.
Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

This year’s Annual Meeting will be held in a virtual-only meeting format. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person.
The Board of Directors has fixed the close of business on June 9, 2025 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock and the holder of the Series F Mirroring Preferred Stock at the close of business on such record date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.
A list of stockholders entitled to vote at the Annual Meeting will be open to examination by any stockholders, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least ten days prior to the Annual Meeting at the principal executive offices of the Company at 125 Vista Boulevard, Slingerlands, New York 12159. The stockholder list will also be available during the Annual Meeting.

THE IMPORTANCE OF VOTING YOUR SHARES PROMPTLY
Annually, we solicit your input on matters that are important to all stockholders, and we invest substantial resources preparing and mailing these materials, so that you may carefully consider the issues and cast a vote. It is imperative that you vote your shares, no matter how many shares you own. Unlike many companies where the majority of the outstanding shares are held by institutional investors, a majority of our stockholders are retail investors who generally hold smaller numbers of shares than institutional investors. As a result, it is important that every stockholder authorize a proxy so that we can achieve a quorum and hold the Annual Meeting.
Whether or not you expect to attend the Annual Meeting virtually, please vote your shares to ensure your representation and the presence of a quorum at the Annual Meeting. Your vote is important regardless of the number of shares you own.
If your shares are registered in your name, you may vote your shares on the Internet by visiting www.proxyvote.com, by telephone by calling 1-800-690-6903 and following the recorded instructions or by completing, signing, dating, and returning a proxy card. If you mail your proxy card or vote by telephone or the Internet and then decide to vote your shares online during the Annual Meeting, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement. See “Can I change my vote or revoke my proxy?”
If your shares are held in the name of a broker, bank or other nominee, and you receive notice of the Annual Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary.
This notice of the Annual Meeting, the proxy statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available for viewing, printing and downloading at www.proxyvote.com.
By Order of the Board of Directors

Gerard L. Conway, Jr. Corporate Secretary
Slingerlands, NY
June 9, 2025

Questions and Answers About the Annual Meeting, The Proxy Materials, And Voting Your Shares	1
Proposal 1: Election Of Directors	11
Committees And Meetings Of The Board Of Directors	21
Information About Our Executive Officers	31
Executive Compensation	34
Proposal 2: Amendment Of The Company’s Charter To Increase The Number of Authorized Shares of Common Stock	64
Proposal 3: Amendment Of The Company’s Charter To, At The Discretion of The Board, Effect A Reverse Stock Split	67
Proposal 4: Amendment Of The Company’s Charter To Provide that the Authorized Number of Shares of the Company’s Common Stock or Undesignated Preferred Stock May Be Increased or Decreased By The Requisite Vote Of The Holders of Capital Stock Entitled To Vote Thereon, Without Either Class Voting As A Separate Class, Irrespective Of The Provisions Of Section 242(b)(2) Of The DGCL	78
Proposal 5: Amendment Of The Company’s Charter To Provide For Exculpation of Officers From Breaches Of Fiduciary Duty To The Extent Permitted By The DGCL	80
Proposal 6: Amendment Of The Company’s 2021 Stock Option and Incentive Plan To Increase The Number Of Shares Thereunder	83
Proposal 7: Non-Binding, Advisory Vote On Executive Compensation	93
Proposal 8: Ratification Of Appointment Of Independent Registered Public Accountants	95
Related Party Transactions Policies And Procedures And Transactions With Related Persons	96
Principal Stockholders	97
Delinquent Section 16(A) Reports	100
Submission Of Stockholder Proposals Or Director Nominations For 2025 Annual Meeting	101
Appendix A: Certificate of Amendment to Increase the Number of Authorized Shares of Common Stock	A-1
Appendix B: Certificate of Amendment to Effect a Reverse Stock Split	B-1

Appendix C: Certificate of Amendment to Provide that the Authorized Shares of
Common Stock or Undesignated Preferred Stock May Be Increased or
Decreased by the Requisite Vote of Stockholders Without Either Class Voting as
a Separate Class
C-1
Appendix D: Certificate of Amendment to Provide for the Exculpation of Officers to the Extent Permitted by the DGCL	D-1
Appendix E: Form of Amendment No. 3 to the Plug Power Inc. 2021 Stock Option and Incentive Plan	E-1

Cautionary Note Regarding Forward-Looking Statements
This proxy statement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. You can identify forward-looking statements by words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” “estimate,” “predict,” “potential,” “continue,” or other similar expressions. Actual results may differ from those set forth in the forward-looking statements due to a variety of factors, including those contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and the Company’s other filings with the Securities and Exchange Commission (the “SEC”). You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to update or revise any forward-looking statements, unless required by law.

PLUG POWER INC.
125 Vista Boulevard
Slingerlands, NY 12159
(518) 782-7700
PROXY STATEMENT
2025 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on July 3, 2025
This proxy statement and the accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or “Board of Directors”) of Plug Power Inc. (“we,” “us,” “our,” “Plug Power” or the “Company”) for use at the 2025 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held virtually at www.virtualshareholdermeeting.com/PLUG2025 on July 3, 2025 at 10:00 a.m. Eastern Time, and any adjournments or postponements thereof. This proxy statement and the accompanying form of proxy are first being made available to our stockholders on or about June 9, 2025. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING,
THE PROXY MATERIALS, AND VOTING YOUR SHARES
What is the purpose of the Annual Meeting?
The purpose of the Annual Meeting is for our stockholders to consider and vote upon the following matters:
1.
The election of three (3) Class II Directors, each to hold office until the Company’s 2028 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal (“Proposal 1”).

2.
The approval of an amendment to the Company’s charter to increase the number of authorized shares of the Company’s common stock from 1,500,000,000 shares to 3,000,000,000 shares (“Proposal 2” or “Authorized Share Increase Proposal”).

3.
The approval of an amendment to the Company’s charter to, at the discretion of the Board, effect a reverse stock split with respect to the Company’s issued common stock, including stock held by the Company as treasury shares, at a ratio of not less than 1-for-5 and not more than 1-for-200, with the exact ratio to be determined by the Board (“Proposal 3” or “Reverse Stock Split Proposal”).

4.
The approval of an amendment to the Company’s charter to provide that the authorized number of shares of the Company’s common stock or undesignated preferred stock may be increased or decreased by the requisite vote of the holders of capital stock entitled to vote thereon, without either class voting as a separate class irrespective of the provisions of Section 242(b)(2) of the DGCL (“Proposal 4” or “Class Vote Amendment Proposal”).

5.
The approval of an amendment to the Company’s charter to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the DGCL (“Proposal 5” or “Officer Exculpation Amendment Proposal”).

6.
The approval of an amendment to the 2021 Plan to increase the number of shares of the Company’s common stock reserved thereunder by 40,000,000 shares, from 51,400,000 shares to 91,400,000 shares (“Proposal 6” or “2021 Plan Amendment Proposal”).

7.
The approval of the non-binding, advisory vote regarding the compensation of the Company’s named executive officers as described in this proxy statement (“Proposal 7”).

8.
The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025 (“Proposal 8”).

9.
Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

What is the record date and what does it mean?
The record date to determine the stockholders entitled to notice of, and to vote at, the Annual Meeting is the close of business on June 9, 2025 (the “Record Date”). The Record Date was established by the Board as required by Delaware law.
Who is entitled to vote at the Annual Meeting?
Only stockholders of the Company holding shares of common stock and Series F Mirroring Preferred Stock of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, the Company had approximately 1,146,559,359 shares of common stock and one share of Series F Mirroring Preferred Stock issued and outstanding. Each share of common stock is entitled to one vote for each share of common stock held. The Series F Mirroring Preferred Stock is not entitled to vote at the Annual Meeting other than on the Reverse Stock Split Proposal. The Series F Mirroring Preferred Stock is entitled to 45,000,000,000 votes and will vote together with the outstanding shares of the Company’s common stock as a single class exclusively with respect to the Reverse Stock Split Proposal. The Series F Mirroring Preferred Stock shall be voted in the same proportion as shares of common stock (excluding any shares of common stock that are not voted) are voted on the Reverse Stock Split Proposal. Cumulative voting is not permitted with respect to Proposal 1 or any other matter to be considered at the Annual Meeting.
Why did the Company issue the Series F Mirroring Preferred Stock?
The Company’s stockholder base includes a significant number of retail investors. As of June 5, 2025, retail investors held approximately 50% of our outstanding common stock. The Company’s experience over the last few years is that a significant number of its retail investors do not, either directly or through their brokerage accounts, complete their proxies or otherwise deliver voting instructions. Accordingly, in order to attempt to procure the vote necessary to approve the Reverse Stock Split Proposal, on June 5, 2025, the Company issued one share of its preferred stock titled “Series F Mirroring Preferred

Stock” to Andrew J. Marsh, its Chief Executive Officer. The Company’s charter permits the Board to issue “blank check” preferred stock in one or more series and to fix the designations, powers (including voting powers), preferences and other rights of each such series. Except as otherwise expressly required by our charter or applicable law, the holders of shares of any such series of preferred stock can vote together with the holders of outstanding shares of the Company’s common stock as a single class. The Board determined that it was in the best interests of the Company and its stockholders to issue a series of super-voting preferred stock, designated as the Series F Mirroring Preferred Stock. The Series F Mirroring Preferred Stock will be voted in a manner that mirrors the actual voting by holders of our common stock with respect to the Reverse Stock Split Proposal. The Series F Mirroring Preferred Stock will serve to reflect the voting preference of the holders of common stock that vote on the Reverse Stock Split Proposal, whether for or against the proposal, and therefore will not override the stated preference of the holders of common stock who are present in person or by proxy at the Annual Meeting and vote their shares for or against the Reverse Stock Split Proposal. As an example, if the holders of 50.5% of the outstanding common stock that voted at the Annual Meeting are voted for the Reverse Stock Split Proposal, then 50.5% of the vote cast by Mr. Marsh with respect to the Series F Preferred Stock shall be cast for the Reverse Stock Split Proposal. The Series F Mirroring Preferred Stock otherwise has no other voting rights. The Company will redeem the Series F Mirroring Preferred Stock promptly following the approval or rejection of the Reverse Stock Split Proposal by its stockholders.
How many votes do I have?
The holders of the Company’s common stock outstanding on the Record Date are entitled to one vote for each share of common stock on each matter to be voted upon at the Annual Meeting. The holder of the single outstanding share of Series F Mirroring Preferred Stock is entitled to 45,000,000,000 votes on the Reverse Stock Split Proposal and will vote together with the outstanding shares of the Company’s common stock entitled to vote thereon as a single class only on the Reverse Stock Split Proposal.
How can I attend the Annual Meeting?
We will be hosting our Annual Meeting via live webcast only. Any stockholder can attend the Annual Meeting virtually at www.virtualshareholdermeeting.com/PLUG2025. The webcast will start at 10:00 a.m., Eastern Time, on July 3, 2025. Stockholders may vote and ask questions while attending the Annual Meeting online. In order to be able to attend the Annual Meeting, you will need the 16-digit control number, which is located on your proxy card. Instructions on how to participate in the Annual Meeting are also posted online at www.proxyvote.com.
If you hold your shares in “street name” through a broker, bank or other nominee, you will need to demonstrate proof of beneficial ownership to virtually attend the Annual Meeting. A recent brokerage statement or a letter from your bank or broker showing your share ownership as of the Record Date are examples of proof of ownership. If you want to vote your shares held in street name in person, you must get a legal proxy in your name from the broker, bank or other nominee that holds your shares, and submit it with your vote.

What is the difference between a stockholder of record and a “street name” holder?
If your shares are registered directly in your name with Broadridge Corporate Issuer Solutions, Inc., our transfer agent, you are considered the stockholder of record with respect to those shares. The notice of the Annual Meeting has been sent directly to you by us.
If your shares are held through one or more brokers, banks or other nominees, such broker, bank or nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name”. The notice of the Annual Meeting, this proxy statement and voting instructions should have been forwarded to you from the third party or parties through which you hold our shares. As the beneficial owner, you have the right to direct your nominee on how to vote your shares. You will receive instructions from your nominee explaining how you can vote your shares. We encourage you to provide voting instructions to your nominee.
This ensures that your shares will be voted at the Annual Meeting according to your instructions.
What is a broker non-vote?
Under New York Stock Exchange (“NYSE”) rules, which also apply to Nasdaq-listed companies, if you hold shares through a broker, bank or other nominee and you do not timely provide voting instructions to them before the Annual Meeting, that firm has the discretion to vote your shares only on proposals that are routine as determined by the NYSE. Brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under NYSE rules but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, bank or other nominee has not received voting instructions from the beneficial owner of the shares and the broker, bank or other nominee cannot vote the shares because the matter is considered “non-routine” under the NYSE rules. Proposal 1 (election of directors), Proposal 4 (Class Vote Amendment Proposal), Proposal 5 (Officer Exculpation Amendment Proposal), Proposal 6 (2021 Plan Amendment Proposal), and Proposal 7 (approval of a non-binding, advisory vote regarding the compensation of the Company’s named executive officers) are considered to be “non-routine” proposals under the NYSE rules such that your broker, bank or other nominee may not vote your shares on those proposals in the absence of your voting instructions. Conversely, Proposal 2 (Authorized Share Increase Proposal), Proposal 3 (Reverse Stock Split Proposal), and Proposal 8 (ratification of appointment of the Company’s independent registered public accounting firm) are considered to be “routine” proposals under the NYSE rules and thus if you do not return voting instructions to your broker, bank or other nominee, your shares may be voted by your broker, bank or other nominee in its discretion on such proposals.
How will my shares be voted if I am a stockholder of record?
Your proxy will be voted according to your instructions. If you are a stockholder of record and do not vote via the Internet or telephone or by returning a signed proxy card, your shares will not be voted unless you attend the Annual Meeting virtually and vote your shares. If you vote via the Internet or telephone and do not specify contrary voting instructions, your shares will be voted in accordance with the recommendations of our Board.
Similarly, if you sign and submit your proxy card with no instructions, your shares will be voted in accordance with the recommendations of our Board.
How do I vote my shares?
Your vote is very important to us. If you are a stockholder of record, you can vote your shares by one of the methods explained below:
•
By Telephone — All record holders can vote by touchtone telephone from the United States by dialing (800) 690-6903. Please have your notice or proxy card, which will contain your voter control number, in hand when voting. “Street name” holders may vote by telephone if their bank, broker or other nominee makes those methods available, in which case the bank, broker or other nominee will enclose the instructions with the notice of the Annual Meeting they send you. The telephone voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

•
By Internet Prior to the Annual Meeting — All record holders can transmit their proxy via the Internet prior to the Annual Meeting by following the instructions provided in the proxy card. If you vote over the Internet prior to the Annual Meeting, you will need to have your voter control number printed on the proxy card to access the website. The website is available at www.proxyvote.com.

•
Via the Internet During the Annual Meeting — All record holders can vote your shares online while virtually attending the Annual Meeting by following the instructions described at www.proxyvote.com. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting virtually, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

•
By Written Proxy — If you received a proxy card, you may return the proxy card by mail. If you are a “street name” holder, you will receive instructions and a voting instruction card from your bank, broker or other nominee.

The Board has appointed Andrew J. Marsh, Chief Executive Officer, and Gerard L. Conway, Jr., General Counsel, Corporate Secretary and Executive Vice President, to serve as the proxies for the Annual Meeting.
If you are a stockholder of record and you complete all of the proxy card except one or more of the voting instructions or otherwise vote without giving specific voting instructions, then the designated proxies will vote your shares for those proposals for which you provide no voting instructions in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the Annual Meeting, then the designated proxies will vote your shares in their discretion.
If you hold your shares in “street name,” it is critical that you provide voting instructions to your bank, broker or other nominee if you want your vote to count in Proposal 1 (election of directors), Proposal 4 (Class Vote Amendment Proposal), Proposal 5 (Officer

Exculpation Amendment Proposal), Proposal 6 (2021 Plan Amendment Proposal), and Proposal 7 (approval of a non-binding, advisory vote regarding the compensation of the Company’s named executive officers) since those are considered non-routine proposals under the NYSE rules. Under the rules, if you do not instruct your broker, bank or other nominee in a timely fashion how to vote your shares (so-called “broker non-votes”), your broker, bank or other nominee cannot vote on such proposals. See “What is a broker non-vote?” above. Even if you plan to attend the Annual Meeting virtually, we encourage you to vote your shares by proxy in advance of the Annual Meeting so that, in the event that you become unable to attend the Annual Meeting, your shares will still be voted as directed by you. Telephone and Internet voting for stockholders of record will be available until 11:59 p.m. Eastern Time on July 2, 2025, and mailed proxy cards must be received by 11:59 p.m. Eastern Time on July 2, 2025 in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended. The voting deadlines and methods of voting for beneficial owners of shares held in “street name” will depend on the voting processes of the brokers, banks or other nominees that hold your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from such broker, bank or nominee.
What are my choices when voting?
With respect to Proposal 1 (election of directors), votes may be cast in favor of or withheld from each of the nominees. With respect to Proposal 2 (Authorized Share Increase Proposal), Proposal 3 (Reverse Stock Split Proposal), Proposal 4 (Class Vote Amendment Proposal), Proposal 5 (Officer Exculpation ), Proposal 6 (2021 Plan Amendment Proposal), Proposal 7 (approval of a non-binding, advisory vote regarding the compensation of the Company’s named executive officers), and Proposal 8 (ratification of appointment of the Company’s independent registered public accounting firm), stockholders may vote for the proposal, vote against the proposal, or abstain from voting on the proposal.
What are the Board of Directors’ recommendations on how I should vote my shares?
The Board unanimously recommends that you vote your shares as follows:
Proposal 1 — FOR the election of each of the three director nominees as a Class II Director of the Company until the Company’s 2028 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.
Proposal 2 — FOR the approval of an amendment to the Company’s charter to increase the number of authorized shares of the Company’s common stock from 1,500,000,000 shares to 3,000,000,000 shares.
Proposal 3 — FOR the approval of an amendment to the Company’s charter to, at the discretion of the Board, effect a reverse stock split with respect to the Company’s issued common stock, including stock held by the Company as treasury shares, at a ratio of not less than 1-for-5 and not more than 1-for-200, with the exact ratio to be determined by the Board.
Proposal 4 — FOR the approval of an amendment to the Company’s charter to provide that the authorized number of shares of the Company’s common stock or undesignated preferred stock may be increased or decreased by the requisite vote of the holders of capital stock entitled to vote thereon, without either class voting as a separate class irrespective of the provisions of Section 242(b)(2) of the DGCL.
Proposal 5 — FOR the approval of an amendment to the Company’s charter to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the DGCL.
Proposal 6 — FOR the approval of an amendment to the 2021 Plan to increase the number of shares of the Company’s common stock reserved thereunder by 40,000,000 shares, from 51,400,000 shares to 91,400,000 shares.
Proposal 7 — FOR the approval of the non-binding, advisory vote regarding the compensation of the Company’s named executive officers.
Proposal 8 — FOR the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025.
What if I do not specify how I want my shares voted?
If you are a stockholder of record and you vote via the Internet or telephone and do not specify contrary voting instructions, your shares will be voted in accordance with the recommendations of our Board. Similarly, if you sign and submit your proxy card with no instructions, your shares will be voted in accordance with the recommendations of our Board of Directors. The Board of Directors recommends voting as set forth above under “What are the Board of Directors’ recommendations on how I should vote my shares?”
If you are a “street name” holder and do not provide voting instructions on one or more proposals or otherwise vote without giving specific voting instructions, your bank, broker or other nominee may be able to vote those shares only on routine proposals. See “What is a broker non- vote?” and “How do I vote my shares?” above.
Can I change my vote or revoke my proxy?
Yes. If you are a record holder, you may revoke your proxy at any time before it is voted on any matter at the Annual Meeting by any of the following means on or before 11:59 p.m. Eastern Time on July 2, 2025:
•
Voting by telephone or online over the Internet at a later date as described in the “How do I vote my shares” section above;

•
Completing and returning a new valid proxy bearing a later date and returning it by mail; or

•
Giving written notice of revocation to the Company addressed to the Corporate Secretary, at the Company’s address above.

Virtually attending the Annual Meeting, without voting online during the Annual Meeting, will not revoke your prior Internet vote, telephone vote or proxy submitted by mail, as the case may be.
If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions. Please contact your bank, broker or other nominee and follow its directions to change your vote.

What vote is required to approve each proposal?
For Proposal 1 (election of directors), a plurality of the votes properly cast is required to elect a nominee as a director of the Company. This means that the three nominees who receive the most FOR votes will be elected.
For Proposal 2 (Authorized Share Increase Proposal), Proposal 4 (Voting Requirement Amendment Proposal), and Proposal 5 (Officer Exculpation Amendment Proposal), the affirmative vote of a majority of shares outstanding entitled to vote on the matter is required.
For Proposal 3 (Reverse Stock Split Proposal), the affirmative vote of a majority of the voting power of the shares of common stock and Series F Mirroring Preferred Stock outstanding and entitled to vote on the matter, voting together as a single class, is required.
For Proposal 6 (2021 Plan Amendment Proposal), Proposal 7 (approval of a non-binding, advisory vote regarding the compensation of the Company’s named executive officers), and Proposal 8 (ratification of appointment of the Company’s independent registered public accounting firm), each require the affirmative vote of a majority of the votes properly cast on such proposal.
How are votes withheld from director nominees, abstentions and broker non-votes treated?
Votes withheld, abstentions and broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. For Proposal 1 (election of directors), withhold and broker non-votes will have no effect in determining the outcome of the election of directors. For Proposal 2 (Authorized Share Increase Proposal), Proposal 3 (Reverse Stock Split Proposal), Proposal 4 (Class Vote Amendment Proposal), and Proposal 5 (Officer Exculpation Amendment Proposal), abstentions and broker non-votes will count the same as votes cast against the proposal. For Proposal 6 (2021 Plan Amendment Proposal), Proposal 7 (approval of a non-binding, advisory vote regarding the compensation of the Company’s named executive officers), and Proposal 8 (ratification of appointment of the Company’s independent registered public accounting firm), abstentions and broker non-votes, if any, will have no effect on the outcome of these proposals.
What is the required quorum for the Annual Meeting?
The presence, virtually or by proxy, of the holders of one-third of the voting power of the outstanding shares of the Company’s capital stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. For purposes of determining whether a quorum exists, shares are counted as present at the Annual Meeting if a stockholder entitled to vote is present at the meeting, or has submitted a properly signed proxy in writing, or by voting over the Internet or by telephone. We also count votes withheld, abstentions and broker non-votes as present for purposes of determining a quorum. The Board may postpone and reschedule the Annual Meeting. When the Annual Meeting is convened, the presiding officer or the stockholders present or represented by proxy at the Annual Meeting may adjourn the meeting from time to time for any reason, regardless of whether a quorum is present, to reconvene at any other time and notice need not be given of the adjourned meeting if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. However, if the adjournment is for more than thirty days from the meeting date, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present and vote at such adjourned meeting shall be given to each stockholder of record entitled to vote or to notice.
Can I access the notice of Annual Meeting, this proxy statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 on the Internet?
Yes, these materials are available on our website and can be accessed at www.proxyvote.com. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC.
What are the solicitation expenses and who pays the cost of this proxy solicitation?
Our Board is soliciting your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of the Company’s common stock and collecting voting instructions. We may use our officers and employees to solicit proxies. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. In addition, we have retained MacKenzie Partners, Inc. to assist in the solicitation of proxies for an aggregate fee of $20,000 plus reimbursement of expenses. The fees of the proxy solicitors as well as the reimbursement of expenses of the proxy solicitors will be borne by us.
Is this proxy statement the only way that proxies are being solicited?
No. In addition to the solicitation of proxies by use of the mail, our officers and employees, as well as our proxy solicitors, may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Company’s common stock registered in their names, will be requested to forward solicitation materials to the beneficial owners of shares of the Company’s common stock.
Where can I find voting results?
The Company expects to publish the voting results in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting.
What is “householding” and how does it affect me?
With respect to eligible stockholders who share a single address, we may send only one notice or proxy statement to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs and reduce our environmental impact. However, if a stockholder of record residing at such address wishes to receive a separate notice or proxy statement in the future, he or she may contact Plug Power Inc., 125 Vista Boulevard, Slingerlands, New York 12159, Attn: Investor Relations or call the Company at (518) 782-7700 and ask for Investor Relations. Eligible stockholders of record receiving multiple copies of our notice or proxy statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.
We hereby undertake to deliver promptly, upon written or oral request, a copy of the notice or proxy statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address or phone number set forth above.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of proxy or voting materials. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a notice for shares held in your name and a notice or voting instruction card for shares held in “street name.” Please complete, sign, date, and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.
Can I request a paper or email copy of the proxy materials?
Yes. To facilitate timely delivery of paper or email copies, all requests must be received by June 20, 2025. The notice of the Annual Meeting, this proxy statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available at www.proxyvote.com. Stockholders can elect to receive paper copies in the mail by visiting www.plugpower.com, by writing to Investor Relations at Plug Power Inc., 125 Vista Boulevard, Slingerlands, New York 12159 or by contacting the Company at (518) 782-7700.
Many brokerage firms and banks are also offering electronic proxy materials to their clients. If you are a beneficial owner of Plug Power Inc. stock, you may contact your broker, bank or other nominee to find out whether this service is available to you. If your broker or bank uses Broadridge Investor Communications, you can sign up to receive electronic proxy materials at www.proxyvote.com.
Who can help answer my questions?
The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire proxy statement, including the documents we refer to in this proxy statement. Please feel free to contact the firm assisting us in the solicitation of proxies, MacKenzie Partners, Inc., if you have any questions or need assistance in voting your shares. Banks and brokers may call MacKenzie Partners, Inc. at (212) 929-5500. Stockholders may contact MacKenzie Partners, Inc. toll-free at (800) 322-2885 or at proxy@mackenziepartners.com.

PROPOSAL 1: ELECTION OF DIRECTORS
Introduction
At the Annual Meeting, three Class II Directors will be elected, each to serve until the Annual Meeting of Stockholders in 2028 and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal. The Board has nominated each of Mark J. Bonney, Gregory L. Kenausis and George C. McNamee for election as a Class II Director.
Mr. Bonney, Dr. Kenausis and Mr. McNamee are currently members of our Board and each has been nominated for reelection to serve as a Class II Director.
Shares represented by each properly executed proxy will be voted for the re-election of Mr. Bonney, Dr. Kenausis and Mr. McNamee as directors, unless contrary instructions are set forth on such proxy. Each nominee has agreed to stand for re-election and to serve, if elected, as a director. However, if any nominee fails to stand for re-election or is unable to accept election, the proxies will be voted for the election of such other person as the Board may recommend.
Vote Required for Approval
In accordance with our Amended and Restated Certificate of Incorporation, as amended, and our Seventh Amended and Restated Bylaws (“Bylaws”), a quorum being present, a plurality of the votes properly cast is required to elect a nominee as a director of the Company. Accordingly, the three director nominees receiving the highest number of “FOR” votes will be elected. You may vote “FOR” one or more of the nominees, or “WITHHOLD” for one or more of the nominees. Votes that are withheld and broker non-votes will have no effect on the outcome of the election of directors.
Recommendation of the Board
THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE BOARD OF DIRECTORS NOMINEES AS A CLASS II DIRECTOR OF THE COMPANY.

INFORMATION ABOUT OUR DIRECTORS
The number of directors of the Company is presently fixed at nine (9), and the Board currently consists of nine (9) members. The Board of Directors is divided into three classes with three (3) directors in Class I, three (3) directors in Class II, and three (3) directors in Class III. Directors in Classes I, II and III serve for three-year terms with one class of directors being elected by the Company’s stockholders at each Annual Meeting of Stockholders.
The Board has nominated each of Mark J. Bonney, Gregory L. Kenausis and George C. McNamee for election as a Class II Director. Mr. Bonney, Dr. Kenausis and Mr. McNamee are currently members of our Board and each has been nominated for re-election to serve as a Class II Director.
Set forth below is certain information, as of the date of this proxy statement, regarding the director nominees and each person whose term of office as a director will continue after the Annual Meeting. The biography of each of the director nominees and directors below contains information regarding the relevant experiences, qualifications, attributes, or skills that caused the Corporate Governance and Nominating Committee and the Board to determine that the person should serve as a director.
Director Nominees for Class II Directors
Mark J. Bonney
Age: 71 Director since 2023 Board Committees: Audit (Chair); Regulatory Affairs Class II Director: Continuing in Office until the 2025 Annual Meeting	Mark J. Bonney has been a director of the Company since 2023. Mr. Bonney currently serves as President and Chief Executive Officer of On Board Advisors, LLC, a financial and strategic advisory firm. Since July 2020, Mr. Bonney has served on the board of directors of Tile Shop Holdings, Inc., a publicly traded specialty retailer of tile products and accessories. Prior to that, he served on the board of directors of Zix Corporation, a then-publicly traded provider of cloud email security solutions, from January 2013 until its merger in December 2021. Mr. Bonney also previously served as a director of SeaChange International, Inc., a provider of end-to-end video delivery and management software solutions, from August 2017 through December 2019, including as Executive Chair and principal executive officer from April 2019 through October 2019, and Independent Chairman from October 2019 through December 2019. From May 2018 until its merger in April 2019, he served as President and Chief Executive Officer and a director of RhythmOne plc (previously known as Blinkx and also known as RhythmOne Group), an online publicly traded provider of multi-screen digital advertising, where he also served as the Interim Chief Financial Officer from February 2019 to April 2019. Prior to that, Mr. Bonney served as President and Chief Executive Officer of MRV Communications, Inc., a publicly traded supplier of network equipment to the telecommunications industry, from December 2014 until its sale in August 2017 and as a director of MRV Communications, Inc. from April 2013 to August 2017. Mr. Bonney previously served as a director of Sigma Designs, Inc., a

Mark J. Bonney

provider of system-on-a-chip semiconductor solutions for smart homes, from August 2012 through August 2015; Executive Vice President and Chief Financial Officer of Direct Brands, Inc., a direct to consumer media company, from 2010 to 2012; vice president and general manager of the Authentication Solutions Group of JDS Uniphase Corporation (“JDSU”), an optical technologies and telecommunications firm, from 2008 to 2010; and as a director from 2003 until 2005, and Executive Vice President and Chief Financial Officer from 2005 to 2008, of American Bank Note Holographics, Inc., an optical security device company, which was acquired by JDSU. Mr. Bonney has also previously held executive roles with technology companies, including President, Chief Operating Officer and a director of Axsys Technologies, Inc., a manufacturer of components and subsystems for aerospace, defense, data storage, medical and other high technology applications, from 1999 to 2002, and Chief Financial Officer of Zygo Corporation, a manufacturer of components for semiconductor, data storage and industrial markets, from 1993 to 1999. Mr. Bonney holds a B.S. in Business from Central Connecticut State University and an M.B.A. from the University of Hartford.
We believe Mr. Bonney’s qualifications to sit on our Board include his experience in finance, strategy, and executive leadership, having served various executive roles and as a director for several public companies.

Gregory L. Kenausis
Age: 55 Director since 2013 Board Committees: Audit; Compensation; Strategy and Financing Class II Director: Continuing in Office until the 2025 Annual Meeting
Gregory L. Kenausis has been a director of the Company since October 2013. Dr. Kenausis is the founding partner and since 2005 has been the Chief Investment Officer of Grand Haven Capital AG, an investment firm, where he is the head of research and trading activity and is responsible for managing the fund’s operations and structure. He also has worked extensively as a business consultant with a focus on business development and strategy, as well as valuation. Dr. Kenausis earned a B.S. in Chemical Engineering from Yale University and a Ph.D. in Biomedical/Medical Engineering from the University of Texas at Austin.
We believe Dr. Kenausis’ qualifications to sit on our Board include his background and senior level experience in financial investments, business development and strategy, management and equity capital markets.

George C. McNamee
Age: 78 Director since 1997 Board Committees: Compensation; Regulatory Affairs; Strategy and Financing Class II Director: Continuing in Office until the 2025 Annual Meeting
George C. McNamee serves as Chairman of the Company’s Board of Directors and has served as such since 1997. He was previously Chairman of First Albany Companies Inc. and a Managing Partner of FA Tech Ventures, an information and energy technology venture capital firm. As an executive and director of numerous companies, Mr. McNamee has navigated technological change, rapid-growth, crisis management, team building and strategy. As a public company director, Mr. McNamee has led board special committees, chaired audit committees, chaired three boards and has been an active lead director. Mr. McNamee served on the board of directors of HyVia, the Company’s joint venture with Renault SAS, from July 2021 to October 2024. He also served on several public company boards, including the boards of Mechanical Technology Inc. and the Home Shopping Network. He has been an early stage investor, director and mentor for private companies that subsequently went public, including MapInfo (now Pitney Bowes), META Group (now Gartner Group) and iRobot Corporation, where he served as a director from 1999 to 2016 and as lead director for the last 11 of those years. In 2011, Mr. McNamee was the first history major awarded the Yale Science and Engineering Association Distinguished Service Award. He served as a NYSE director from 1999 to 2004 and chaired its foundation. In the aftermath of the 1987 stock market crash, he chaired the Group of Thirty Committee to reform the Clearance and Settlement System. Mr. McNamee has been active as a director or trustee of civic organizations, including The Albany Academies and Albany Medical Center whose Finance Committee he chaired for 12 years. He is also a director of several private companies, a Sterling Fellow of Yale University and a Trustee of The American Friends of Eton College. He conceived and co-authored a book on the Chicago Conspiracy Trial. He received his Bachelor of Arts degree from Yale University.
We believe Mr. McNamee’s qualifications to sit on our Board include his experience serving on technology company boards, his background in investment banking, which has given him broad exposure to many financing and merger and acquisition issues, and experience with the financial sector and its regulatory bodies.

Class I Directors
Maureen O. Helmer
Age: 68 Director since 2004 Board Committees: Audit; Corporate Governance and	Maureen O. Helmer has been a director of the Company since 2004. Ms. Helmer worked at the law firm Barclay Damon, LLP until her retirement in 2021 as a senior member of the firm’s energy and telecommunications Regulatory Practice Area. Prior to joining Barclay Damon, LLP, Ms. Helmer was a member of Green & Seifter Attorneys, PLLC. From 2003 through 2006, she practiced as a partner in the law firm Couch White, LLP and then as a solo practitioner.

Maureen O. Helmer
Nominating (Chair); Regulatory Affairs (Chair) Class I Director: Continuing in Office until the 2027 Annual Meeting
Ms. Helmer has advised international energy, telecommunications and industrial companies on policy and government affairs issues. In addition to serving as Chair of the New York State Public Service Commission (“PSC”) from 1998 to 2003, Ms. Helmer also served as Chair of the New York State Board on Electric Generation Siting and the Environment. Prior to her appointment as Chair, Ms. Helmer served as Commissioner of the PSC from 1997 until 1998 and was General Counsel to PSC from 1995 through 1997. From 1984 through 1995, Ms. Helmer held several positions in the New York Legislature, including Counsel to the Senate Energy Committee. She also served as a board member of the New York State Energy Research and Development Authority, the New York State Environmental Board and the New York State Disaster Preparedness Commission during her tenure as Chair of the PSC from 1996 to 2003. In addition, she was Vice Chair of the Electricity Committee of the National Association of Regulatory Utility Commissioners (“NARUC”) and a member of the NARUC Board of Directors. She was also appointed to serve as a member of the New York State Cyber-Security Task Force. She formerly served as a board member of the Center for Internet Security from 2012 to 2016, the Center for Economic Growth from 2008 to 2016, and New York Women in Communications and Energy from 1990 to 2016. Ms. Helmer earned a B.S. from the State University at Albany and a J.D. from the University of Buffalo Law School. She is admitted to practice law in New York.
We believe Ms. Helmer’s qualifications to sit on our Board include her long history of experience with energy regulation, policy and government affairs, and advising energy and industrial companies.

Kavita Mahtani
Age: 54 Director since 2022 Board Committees: Audit; Strategy and Financing Class I Director: Continuing in Office until the 2027 Annual Meeting	Kavita Mahtani has been a director of the Company since 2022. Ms. Mahtani is Chief Financial Officer of HSBC Bank plc. In this role, Ms. Mahtani is responsible for the financial operations of HSBC Bank plc and all of its entities and operations, overseeing the financial functions, including accounting, regulatory reporting, stress testing and capital management. Prior to joining HSBC, Ms. Mahtani served in several leadership roles during her 13-year tenure with Citigroup, Inc., including Managing Director — Global Head of Asset and Liability Management, Chief Financial Officer, Global Corporate and Investment Banking, and Managing Director — Global Head of Financial Planning and Analysis, among others. Ms. Mahtani has also held roles with Morgan Stanley and Merrill Lynch & Company, Inc. Ms. Mahtani holds a B.S. in Economics from the University of Pennsylvania, The Wharton School, and an M.B.A. from the University of Chicago’s Graduate School of Business.

Kavita Mahtani
We believe Ms. Mahtani’s qualifications to sit on our Board include extensive experience with growth strategies, merger and acquisition implementation, and leadership.
Andrew J. Marsh
Age: 69 Director since 2008 Board Committees: None Class I Director: Continuing in Office until the 2027 Annual Meeting
Andrew J. Marsh has been serving as the Company’s Chief Executive Officer since April 2008 and has been our director since 2008. As Chief Executive Officer, Mr. Marsh plans and directs all aspects of the organization’s policies and objectives, and is focused on building a company that leverages Plug Power’s combination of technological expertise, talented people and focus on sales growth and profitability to continue the Company’s leadership stance in the future alternative energy economy. Mr. Marsh also serves on the board of directors of Gevo, Inc., a publicly traded renewable chemicals and advanced biofuels company.
Previously, Mr. Marsh was a co-founder of Valere Power, where he served as chief executive officer and board member from the company’s inception in 2001, through its sale to Eltek ASA in 2007. Under his leadership, Valere grew into a profitable global operation with over 200 employees and $90 million in revenue derived from the sale of DC power products to the telecommunications sector. During Mr. Marsh’s tenure, Valere Power received many awards such as the Tech Titan award as the fastest growing technology company in the Dallas Fort Worth area and the Red Herring Top 100 Innovator Award. Prior to founding Valere, he spent almost 18 years with Lucent Bell Laboratories in a variety of sales and technical management positions.
Mr. Marsh is a prominent voice leading the hydrogen and fuel cell industry. Nationally, he is the former Chairman of the Fuel Cell and Hydrogen Energy Association, and was a member of the Hydrogen and Fuel Cell Technical Advisory Committee (“HTAC”) within the Department of Energy’s Hydrogen Program, which was disbanded in January 2021. HTAC was responsible for providing advice to the Department of Energy regarding its hydrogen and fuel cell program goals, strategies, and activities. Internationally, Mr. Marsh represents Plug Power in its role as supporting members of the Hydrogen Council, a global initiative of leading energy, transport and industry companies with a united vision and long-term ambition for hydrogen to foster the energy transition. Mr. Marsh holds a B.S. in Electrical Engineering Technologies from Temple University, an M.S. in Electrical Engineering from Duke University and an M.B.A. from Southern Methodist University.
We believe Mr. Marsh’s qualifications to sit on our Board include his extensive experience with the alternative energy industry, as well as his experience in management positions.

Class III Directors
Colin Angle
Age: 57 Director since 2024 Board Committees: Compensation; Strategy and Financing Class III Director: Continuing in Office until the 2026 Annual Meeting
Colin Angle has been a director of the Company since August 2024. Prior to joining the Board, Mr. Angle was chief executive officer of iRobot Corporation from June 1997 to January 2024, where he was a co-founder and served on the board from October 1992 to May 2024, including as chairman of the board from October 2008 to January 2024. Mr. Angle previously worked at the National Aeronautical and Space Administration’s Jet Propulsion Laboratory, where he participated in the design of the behavior controlled rovers that led to Sojourner exploring Mars in 1997. He is a director of Ixcela, Inc., a private biotech company that provides support and treatment for a variety of gut related diseases. Mr. Angle holds a B.S. in Electrical Engineering and an M.S. in Computer Science, both from the Massachusetts Institute of Technology.
We believe Mr. Angle’s qualifications to sit on our Board include his extensive experience in management and director positions with similar companies, as well as his technical background and education.

Patrick Joggerst
Age: 67 Director since 2023 Board Committees: Compensation; Corporate Governance and Nominating Class III Director: Continuing in Office until the 2026 Annual Meeting
Patrick Joggerst has been a director of the Company since July 2023. Mr. Joggerst is currently the founder and principal of J21 Consulting Group, a management consulting practice focusing on organization transformation and sales acceleration. From January 2018 until November 2021, Mr. Joggerst served as Chief Marketing Officer and Executive Vice President of Business Development at Ribbon Communications Inc., a publicly traded software, analytics and cloud solutions provider for communications services, which was created from the merger of Genband US LLC, a provider of carrier and enterprise network transformation and real-time communications solutions, and Sonus Networks, Inc., a publicly traded cloud-based communications distributor of mobile network operation and Microsoft solutions. Prior to his role with Ribbon Communications Inc., he served as an Executive Vice President of Global Sales and Marketing at GENBAND™ from January 2016 to December 2017 and as the Chief Marketing Officer and Executive Vice President from March 2015 to January 2016. Mr. Joggerst holds a B.S. in Foreign Service from Georgetown University, with a concentration in international commerce and finance.
We believe Mr. Joggerst’s qualifications to sit on our Board include his more than 25 years of experience in various roles in the technology, software, marketing, and telecommunications sectors.

Gary K. Willis
Age: 79
Director since 2003
Board Committees: Audit; Compensation (Chair); Corporate Governance and Nominating; Regulatory Affairs; Strategy and Financing
Class III Director: Continuing in Office until the 2026 Annual Meeting

Gary K. Willis has been a director of the Company since 2003. Mr. Willis previously served as the President from February 1992 to 1999 and the Chief Executive Officer from 1993 to 1999 of the Zygo Corporation. Mr. Willis served as a director of Zygo Corporation from 1992 to November 2000, including as Chairman of the board from 1998 to 2000. Mr. Willis also served as a director of Zygo Corporation from 2004 to 2014. Zygo Corporation, which was acquired in 2014 by Ametek, Inc., was a provider of metrology, optics, optical assembly, and systems solutions to the semiconductor, optical manufacturing, and industrial/automotive markets. Prior to joining Zygo Corporation, Mr. Willis served as the President and Chief Executive Officer of The Foxboro Company, a manufacturer of process control instruments and systems. Mr. Willis holds a Bachelor of Science degree in Mechanical Engineering from Worcester Polytechnic Institute.
We believe Mr. Willis’ qualifications to sit on our Board include his extensive experience in management and director positions with similar companies, as well as his educational background in mechanical engineering.

The Board of Directors has determined that Messes. Helmer and Mahtani, Dr. Kenausis and Messrs. Bonney, McNamee, Joggerst, Angle and Willis are independent directors as defined in Rule 5605(a)(2) under the Marketplace Rules of the National Association of Securities Dealers, Inc. (the “Nasdaq Rules”).
Board Leadership Structure
Our Board currently believes that Plug Power and its stockholders are best served by a Board leadership structure in which the roles of the Chief Executive Officer and the Chairman of the Board are held by different individuals. Andrew J. Marsh has served as our Chief Executive Officer since 2008 and George C. McNamee has served as Chairman of the Board since 1997. The Board recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our Chairman. Separating these positions allows our Chief Executive Officer to set the strategic direction of the Company and focus on the Company’s day-to-day business operations, while allowing the Chairman to lead the Board in fulfilling its oversight role of management and risk management practices, approving the agenda for Board meetings and presiding over Board meetings and over the meetings of our independent directors in executive sessions.
While our Bylaws and corporate governance guidelines do not require that our Chairman and Chief Executive Officer positions be separate, the Board believes that our current leadership structure is appropriate because it provides an effective balance between strategy development and independent leadership and management oversight. Our Board understands that there are differing views on the most appropriate Board leadership structure depending on a company’s specific characteristics and circumstances. Our Board annually reviews its leadership structure to determine whether it continues to best serve the Company and its stockholders. We will notify our stockholders if the Chairman and Chief Executive Officer positions are combined promptly upon the Board’s decision.
Board Composition and Refreshment
The Corporate Governance and Nominating Committee and the Board follow a thoughtful refreshment process to ensure the Board composition best reflects the most appropriate mix of skills and experiences to perform strong oversight of the Company’s strategic priorities. The Committee and the Board strive to maintain a balance of tenure on the Board. Longer-serving directors bring valuable experience and a deep understanding of our complex business and industry, along with a historical perspective of our long-term successes, challenges and business cycles, and how these past experiences may inform our current strategy. Newer directors are also critical to the advancement of our strategy, bringing new skills and experiences and contributing fresh perspectives. Over the past couple of years, the Board has been keenly focused on the recruitment of exceptional director candidates to replace departing directors. The Board focused on director candidates whose skills and experience not only enhanced the Board but also made them highly qualified to serve on our Audit Committee.
Risk Management
Our Board of Directors plays a central role in overseeing and evaluating risk. While it is management’s responsibility to identify and manage our exposure to risk on an ongoing, day-to-day basis, the Board routinely discusses these risks with management and actively oversees our risk-management procedures and protocols. The Board regularly receives reports from senior management on areas of material risk to the Company, including operational, financial, legal, regulatory, strategic, and cybersecurity and other information security risks, as well as information regarding ongoing risk management activities. Such reports review long-term and short-term, internal and external risks facing the Company and periodically involve the support of outside advisors, who may assist the Board and management with identifying potential risks or threats to the Company or its stockholders. Risk management is also a standing agenda item for the regularly scheduled, quarterly Audit Committee meetings. As appropriate or necessary, senior management may report to the Board or its committees on risk management activities more frequently and, depending on the immediacy or severity of the risk, may implement additional controls or procedures. The Company also periodically engages outside advisors who specifically report to the Board regarding enterprise risk management.
Each of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee exercises oversight and provides guidance relating to the particular risks within the purview of each committee, as well as making periodic reports to the full Board. The Board and each of these committees regularly discuss with management our major risk exposures, their potential financial impact on Plug Power and the steps we take to manage them. The Audit Committee is responsible for oversight of Company risks relating to accounting matters, financial reporting, cybersecurity and legal and regulatory compliance. The Corporate Governance and Nominating Committee is responsible for oversight of risks relating to management and Board succession planning, as well as environmental, social, and governance initiatives. The

Compensation Committee is responsible for the oversight of risks related to compensation matters, including compliance with applicable federal securities laws. The Board also has two additional standing Board committees: the Strategy and Financing Committee and the Regulatory Affairs Committee. The Regulatory Affairs Committee is responsible for the oversight of the Company’s compliance programs and activities to help ensure the Company complies with all laws, rules and regulations applicable to the Company and its operations, and the Strategy and Financing Committee is responsible for assisting the Board in fulfilling its oversight responsibilities relating to the Company’s long-term strategy, risks and opportunities relating to such strategy, and strategic decisions regarding acquisitions, investments, joint ventures and divestitures by the Company.
Diversity of Current Board
We believe that it is important that the Board reflects the diversity of our employees and the communities that we serve. The Board and Nominating Committee value diversity of occupational and personal backgrounds, including with respect to geography, education, experience, perspectives, leadership in different fields and demographics when identifying nominees. We believe representation of a range of perspectives expands the Board’s understanding of our customers, partners, employees, investors, and other stakeholders. The Nominating Committee assesses its effectiveness in balancing these considerations as part of its director nomination process and the Board and the Nominating Committee consider these factors when refreshing Board membership.
Of our total number of nine directors, we have two directors who self-identified as female, and one director who self-identified as LGBTQ+.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS
The Board held 16 meetings during the fiscal year ended December 31, 2024 (“Fiscal 2024”). During Fiscal 2024, the Board had five standing Board committees: the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, the Strategy and Financing Committee and the Regulatory Affairs Committee. During Fiscal 2024, each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board (held during the period for which he or she has been a director) and (2) the total number of meetings of all committees of the Board on which the director served (during the periods that he or she served).
Audit Committee
The Audit Committee consists of Mr. Bonney (Chair), Dr. Kenausis, Mr. Willis, and Messes. Helmer and Mahtani. The Audit Committee held four meetings during Fiscal 2024.
Audit Committee Report
The Audit Committee is currently composed of five directors, each of whom is an independent director as defined in the Nasdaq Rules and the applicable rules of the SEC. In addition, the Board has determined that Mr. Bonney qualifies as an “audit committee financial expert” as defined in the applicable rules of the SEC. Mr. Bonney’s designation by the Board as an “audit committee financial expert” is not intended to be a representation that he is an expert for any purpose as a result of such designation, nor is it intended to impose on him any duties, obligations, or liability greater than the duties, obligations or liability imposed on him as a member of the Audit Committee and the Board in the absence of such designation.
The Audit Committee’s primary responsibility is for oversight of the Company’s accounting and financial reporting processes, audits of the Company’s financial statements, and internal control over financial reporting. A more complete description of the Audit Committee’s functions is set forth in the Audit Committee’s charter which is published on the “Investor Relations” section of the Company’s website at www.plugpower.com. Our website is not incorporated into or a part of this proxy statement.
In accordance with the Audit Committee’s charter, management has the primary responsibility for the financial statements and the financial reporting process, including maintaining an adequate system of internal controls over financial reporting. The Company’s independent registered public accounting firm reports directly to the Audit Committee and is responsible for performing an integrated audit of the Company’s consolidated financial statements and internal control over financial reporting, in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee, among other matters, is responsible for appointing the Company’s independent registered public accounting firm, (i) evaluating such independent registered public accounting firm’s qualifications, independence and performance, (ii) determining the compensation for such independent registered public accounting firm, and (iii) pre-approving all audit and non-audit services. Additionally, the Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and the integrated audit of the Company’s financial statements and internal control over financial reporting, including the work of the independent registered public accounting firm. The Audit Committee reports to the Board with regard to:

•
the scope of the annual integrated audits;

•
fees to be paid to the independent registered public accounting firm;

•
the performance of the Company’s independent registered public accounting firm;

•
compliance with accounting and financial policies; and

•
the Company’s procedures and policies relative to the adequacy of internal controls over financial reporting.

The Audit Committee reviewed and discussed with management of the Company and Deloitte & Touche LLP the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2024, including management’s assessment of the effectiveness of the Company’s internal controls over financial reporting as of December 31, 2024.
Additionally, the Audit Committee has discussed with Deloitte & Touche LLP other matters required to be discussed under professional standards. The Audit Committee has also discussed related party transactions, the critical accounting policies used in the preparation of the Company’s annual consolidated financial statements, alternative treatments of financial information within U.S. generally accepted accounting principles (“GAAP”) that Deloitte & Touche LLP discussed with management, if any, and the ramifications of using such alternative treatments and other written communications between Deloitte & Touche LLP and management.
Deloitte & Touche LLP has provided to the Audit Committee the written disclosures and the letter required by the applicable Public Company Accounting Oversight Board requirements for independent public accounting firm’s communications with audit committees concerning auditor independence, and the Audit Committee discussed with Deloitte & Touche LLP the firm’s independence. The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with the independent accountant the independent accountant’s independence. The Audit Committee has also concluded that Deloitte & Touche LLP’s performance of services is compatible with Deloitte & Touche LLP’s independence.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, the inclusion of audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC. This report is provided by the following independent directors, who constitute the Audit Committee:
Mark J. Bonney (Chair)
Gregory L. Kenausis
Maureen O. Helmer
Kavita Mahtani
Gary K. Willis

Independent Auditors’ Fees
The following table presents fees for professional and other services rendered by Deloitte & Touche LLP (Rochester, New York; PCAOB ID No. 34) for the fiscal years ended December 31, 2023 and 2024, respectively:
	2024	2023
Audit Fees	$5,200,345	$5,397,650
Audit-Related Fees	$413,986	$403,307
Tax Fees	$34,977	$87,553
All Other Fees	$2,046	$1,895
Total	$5,651,354	$5,890,405
In the above table, and in accordance with SEC definitions and rules: (1) “audit fees” are fees for professional services for the audit of the Company’s consolidated financial statements included in the Form 10-K for the fiscal year ended December 31, 2024, audit of the Company’s internal controls over financial reporting, review of unaudited interim consolidated financial statements included in Form 10-Qs, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; (2) “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements; (3) “tax fees” are fees for tax compliance, tax advice, and tax planning; and (4) “all other fees” are fees for any services not included in the first three categories.
The Audit Committee pre-approved all audit and audit-related services provided to the Company by Deloitte & Touche LLP for the fiscal year ended December 31, 2024.
Compensation Committee
The Compensation Committee consists of Messrs. Willis (Chair), Joggerst, Kenausis, Angle and McNamee, each of whom is an independent director under the Nasdaq Rules. The Compensation Committee held six meetings during Fiscal 2024. See “Compensation Committee Report” and “Compensation Committee Interlocks and Insider Participation” for a further description of the Compensation Committee and its activities in Fiscal 2024. The Compensation Committee’s primary responsibilities include (i) reviewing, prescribing, and approving compensation policies, plans, and programs that are appropriate for the Company in light of all relevant circumstances, that provide incentives to achievement of the Company’s goals and objectives, that are consistent with the culture of the Company and that further the overall goal of building stockholder value; and (ii) reviewing and approving changes to the Company’s executive officers and management team as the Company’s needs and priorities evolve over time. A more complete description of the Compensation Committee’s functions is set forth in the Compensation Committee’s charter, which is published on the “Investor Relations” section of the Company’s website at www.plugpower.com. Our website is not incorporated into or a part of this proxy statement.
Corporate Governance and Nominating Committee
The Corporate Governance and Nominating Committee consists of Ms. Helmer (Chair) and Messrs. Joggerst, McNamee and Willis. The Board has determined that each of each of Ms. Helmer and Messrs. Joggerst, McNamee and Willis is an independent director under the Nasdaq Rules. The Corporate Governance and Nominating Committee held five meetings during Fiscal 2024. The Corporate Governance and Nominating Committee’s responsibilities include (i) establishing criteria for Board and committee membership, (ii) considering director nominations consistent with the requirement that a majority of the Board be comprised of independent directors as defined in the Nasdaq Rules, (iii) identifying individuals qualified to become Board members, and (iv) selecting the director nominees for election at each Annual Meeting of Stockholders. The Corporate Governance and Nominating Committee is also responsible for developing and recommending to the Board a set of corporate governance guidelines applicable to the Company and periodically reviewing such guidelines and recommending any changes thereto. A more complete description of the Corporate Governance and Nominating Committee’s functions is set forth in the Corporate Governance and Nominating Committee’s charter, which is published on the “Investor Relations” section of the Company’s website at www.plugpower.com. Our website is not incorporated into or a part of this proxy statement.
Strategy and Financing Committee
The Strategy and Financing Committee (formerly the Merger & Acquisition / Strategy Committee) consists of Dr. Kenausis (Chair), Messrs. McNamee, Angle and Willis, and Ms. Mahtani. The Board has determined that each of Messrs. Kenausis, McNamee, Angle and Willis, and Ms. Mahtani is an independent director under the Nasdaq Rules. The Strategy and Financing Committee held two meetings during Fiscal 2024. The Strategy and Financing Committee’s responsibilities include assisting the Board in fulfilling its oversight responsibilities relating to the Company’s long-term strategy, risks and opportunities relating to such strategy, and strategic decisions regarding acquisitions, investments, joint ventures and divestitures by the Company. A more complete description of the Strategy and Financing Committee’s functions is set forth in the Strategy and Financing Committee charter, which is published on the “Investor Relations” section of the Company’s website at www.plugpower.com. Our website is not incorporated into or a part of this proxy statement.
Regulatory Affairs Committee
The Regulatory Affairs Committee consists of Ms. Helmer (Chair) and Messrs. Bonney, McNamee and Willis. The Board has determined that each of Ms. Helmer and Messrs. Bonney, McNamee and Willis is an independent director under the Nasdaq Rules. The Regulatory Affairs Committee held two meetings during Fiscal 2024. The Regulatory Affairs Committee’s responsibilities include making recommendations to the Board relating to internal oversight responsibilities of the Company’s compliance programs and activities to help ensure the Company complies with all laws, rules and regulations applicable to the Company and its operations. The primary objective of the Committee is to provide direction and oversight with respect to the Company’s compliance program, including reviewing the Company’s compliance policies, plans and programs, and recommending changes to the Board that are appropriate for the Company in light of all relevant circumstances, developing and assisting the Company’s personnel designated with oversight of the compliance program in supervising the Company’s internal programs, and monitoring the Company’s compliance with applicable laws, regulations, policies and procedures. A more complete description of the Regulatory Affairs Committee’s functions is set forth in the Regulatory Affairs Committee’s charter. which is published on the “Investor Relations” section of the Company’s website at www.plugpower.com. Our website is not incorporated into or a part of this proxy statement.
Corporate Governance Guidelines
We have adopted corporate governance guidelines that serve as a flexible framework within which our Board of Directors and its committees operate. These guidelines cover a number of areas including Board membership criteria and director qualifications, director responsibilities, Board structure, Board member access to management and independent advisors, director compensation, director orientation and continuing education, evaluation of senior management and management succession planning. A copy of our corporate governance guidelines is published on our website at www.plugpower.com under the Investor Relations section. Our website is not incorporated into or a part of this proxy statement.
Code of Conduct
We have adopted the Code of Business Conduct and Ethics (the “Code of Conduct”), which is applicable to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Conduct is a “code of ethics” as defined in Item 406(b) of Regulation S-K and embodies our principles and practices relating to the ethical conduct of our business and our long- standing commitment to honesty, fair dealing and full compliance with all laws affecting our business. In the event that we amend or waive certain provisions of our Code of Conduct in a manner that requires disclosure under applicable rules, we intend to provide such required disclosure on our website in accordance with applicable SEC and Nasdaq Rules. Our Code of Conduct is available on our website at www.plugpower.com under the Investor Relations section. Our website is not incorporated into or a part of this proxy statement.
Insider Trading Policy
We have adopted an insider trading policy (the “Insider Trading Policy”) governing the purchase, sale and other dispositions of the Company’s securities that applies to all of the Company’s directors, officers, employees and other covered persons. Among other things, the policy prohibits any director, officer, employee or other covered person of the Company from (i) engaging in short sales of the Company’s securities and from trading in puts, calls or options in respect of the Company’s securities; (ii) buying or selling puts, calls or other derivative securities of the Company or engaging in any other hedging transactions with respect to the Company’s securities; (iii) purchasing any securities of the Company with money borrowed from a bank, brokerage firm or other person for the purpose of purchasing securities or using the Company’s securities as collateral in a margin account; (iv) pledging Company securities as collateral for a loan (or modifying an existing pledge); or (v) donating or making any other transfer of Company securities without consideration when the donating employee, director, or executive officer is not permitted to trade, unless the donee agrees not to sell the shares until the donating employee, director, or executive officer is permitted to sell. We believe that our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. It is also the policy of the Company to comply with all insider trading laws and regulations with regard to the Company’s trading in its own securities. A copy of the Insider Trading Policy can be found as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Director Compensation
The Compensation Committee periodically reviews the Company’s Non-Employee Director Compensation Plan (the “Director Compensation Plan”) to ensure that the compensation paid to non-employee directors aligns the directors’ interests with the long-term interests of the stockholders and that the structure of the compensation is simple, transparent, and easy for stockholders to understand. The Compensation Committee also considers whether the Director Compensation Plan fairly compensates the Company’s directors when considering the workload and commitment required in a company of the size, scope and complexity of Plug Power, and considers general market compensation levels for directors to determine whether our director compensation is reasonable and competitive to attract highly qualified and talented individuals to serve on our Board. Employee directors do not receive additional compensation for their services as directors. The Company reimburses all reasonable out-of-pocket expenses incurred by directors for their attendance at meetings of our Board or any committee thereof.
Pursuant to the Director Compensation Plan, upon initial election or appointment to the Board, each non-employee director receives an initial, one-time award of a non-qualified stock option to purchase a number of shares equal to $225,000 divided by the closing price of our common stock on the grant date, with an exercise price equal to the fair market value of our common stock on the grant date, that vests in full on the first anniversary of the grant date, subject to continued service through such date. The initial award expires ten (10) years from the grant date. Notwithstanding the foregoing, all shares of our common stock subject to such non-qualified stock option will become fully vested and exercisable, subject to the non-employee director’s continued service relationship through the consummation of a “Sale Event,” as defined in the 2021 Plan, immediately prior to the consummation of such Sale Event. In addition, pursuant to the Director Compensation Plan, each year of a non-employee director’s tenure, a director (other than any director receiving an initial award upon initial election or appointment to the Board) receives an equity grant comprised of (i) a non-qualified stock option to purchase a number of shares equal to $112,500 divided by the closing price of our common stock on the date of the grant and (ii) a number of shares of restricted common stock equal to $112,500 divided by the closing price of our common stock on the grant date. The stock option portion of the grant expires ten (10) years from the grant date and has an exercise price equal to the fair market value of our common stock on the grant date. The annual stock option and restricted common stock awards vest in full upon the earlier of the first anniversary of the grant date or the date of the next annual meeting which is at least fifty (50) weeks after the immediately preceding year’s annual meeting, subject to continued service through such date. Notwithstanding the foregoing, all such shares of restricted common stock and stock options will become fully vested, subject to the non-employee director’s continued service relationship through the consummation of a Sale Event, immediately prior to the consummation of such Sale Event.

During the fiscal year ended December 31, 2024, the Chairman of the Board received a $125,000 annual retainer for service as Chairman of the Board, other Board members received a $60,000 annual retainer for service on the Board and committee members received annual retainers for their service on committees of the Board in accordance with the following table:
Committees	Chair ($)	Member ($)
Audit Committee	25,000	20,000
Compensation Committee	20,000	10,000
Corporate Governance and Nominating Committee	15,000	10,000
Strategy and Financing Committee (formerly Merger & Acquisition / Strategy Committee)	15,000	10,000
Regulatory Affairs Committee	15,000	10,000
The total amount of the annual retainer is paid in a combination of 50% cash and 50% in shares of the Company’s common stock, provided that directors may elect to receive a greater portion (up to 100%) of the total retainer in common stock. At the discretion of the Compensation Committee, directors may elect to receive up to 80% of their annual retainer in cash. All common stock issued for the annual retainers is fully vested at the time of issuance and is valued at its fair market value on the date of issuance.
Non-Employee Director Compensation Table
The following table shows the compensation received or earned by each of our non-employee directors in the fiscal year ended December 31, 2024. Mr. Marsh, who is our Chief Executive Officer, did not receive any additional compensation for his service as a director. The compensation received by Mr. Marsh, as an employee, is presented in “Executive Compensation — 2024 Summary Compensation Table” below.
Name	Fees Earned or Paid in Cash(1)($)	Stock Awards(2)($)	Option Awards(3)($)	All Other Compensation($)	Total($)
Colin Angle(4)	25,576	—	167,987	—	193,563
Mark J. Bonney(5)	95,000	112,500	82,599	—	290,099
Maureen O. Helmer	110,000	112,500	82,599	—	305,099
Patrick Joggerst	80,000	112,500	82,599	—	275,099
Gregory L. Kenausis	105,004	112,500	82,599	—	300,103
Kavita Mahtani	90,000	112,500	82,599	—	285,099
George C. McNamee(6)	205,000	112,500	82,599	—	400,099
Kyungyeol Song(7)	—	—	—	—	—
Gary K. Willis	130,000	112,500	82,599	—	325,099

(1)
Each of the following non-employee directors elected to receive all or a portion of their annual retainers in common stock in lieu of cash in the following amounts: Colin Angle ($12,788), Mark J. Bonney ($95,000), Maureen O. Helmer ($110,000), Patrick Joggerst ($80,000), Gregory L. Kenausis ($78,752), Kavita Mahtani ($90,000), George C. McNamee ($128,126), and Gary K. Willis ($130,000).

(2)
This column represents the aggregate grant date fair value of stock awards computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting. Fair value is calculated using the closing price of our common stock on the date of grant. Stock awards granted to directors as part of their annual retainer are fully vested upon grant and annual restricted stock awards made to directors vest in full on the first anniversary of the grant date. For additional information on stock awards, refer to Note 21 of the Company’s consolidated financial statements in the Form 10-K for the fiscal year ended December 31, 2024. These amounts reflect the Company’s accounting expense for these awards, and do not necessarily correspond to the actual value that will be recognized by the non-employee directors. As of December 31, 2024, the following non-employee directors each held 37,375 shares of restricted stock: Maureen O Helmer, Gregory L. Kenausis, Kavita Mahtani, George C. McNamee, Mark J. Bonney, Patrick Joggerst and Gary K. Willis. Colin Angle did not hold any shares of restricted stock as of December 31, 2024.

(3)
This column represents the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting. For additional information on the valuation assumptions with respect to option awards, refer to Note 21 of the Company’s consolidated financial statements in the Form 10-K for the fiscal year ended December 31, 2024. These amounts reflect the Company’s accounting expense for these awards, and do not necessarily correspond to the actual value that will be recognized by the non-employee directors. As of December 31, 2024, the following non-employee directors held options to purchase the following number of shares of common stock: Colin Angle (101,810), Mark J. Bonney (57,923), Maureen O. Helmer (100,658), Patrick Joggerst (57,923), Gregory L. Kenausis (140,658), Kavita Mahtani (65,044), George C. McNamee (149,622), and Gary K. Willis (219,622).

(4)
Fees earned in cash by Mr. Bonney were paid to On Board Advisors, LLC, Mr. Bonney’s consulting firm.

(5)
Effective August 16, 2024, Mr. Angle was appointed to the Board.

(6)
In addition to compensation for his services as a director of the Company, George C. McNamee received $12,500 per quarter for his services on the board of directors of HyVia, which is the Company’s joint venture with Renault SAS.

(7)
Effective August 2, 2024, Mr. Song resigned from the Board.

Policy Governing Director Attendance at Annual Meetings
All of our directors are expected to attend the Company’s Annual Meetings of Stockholders, unless doing so is impracticable due to unavoidable conflicts. At the time of the 2024 annual meeting of stockholders, the Company had nine directors and eight directors attended the 2024 annual meeting.

Policies Governing Director Nominations
Securityholder Recommendations
The Corporate Governance and Nominating Committee’s current policy with regard to the consideration of director candidates recommended by securityholders is that it will review and consider any director candidates who have been recommended by one or more of the stockholders of the Company entitled to vote in the election of directors in compliance with the procedures established from time to time by the Corporate Governance and Nominating Committee. All securityholder recommendations for director candidates must be submitted to the Company’s Corporate Secretary at Plug Power Inc., 125 Vista Boulevard, Slingerlands, New York 12159, who will forward all recommendations to the Corporate Governance and Nominating Committee. For a discussion of the requirements for the submission of stockholder proposals or director nominations, please see “Submission Of Stockholder Proposals Or Director Nominations For 2026 Annual Meeting” below.
Board Membership Criteria
The Corporate Governance and Nominating Committee has established criteria for membership on the Board. These criteria include the following specific, minimum qualifications that the Corporate Governance and Nominating Committee believes must be met by a Corporate Governance and Nominating Committee recommended nominee for a position on the Board:
•
The nominee must have high personal and professional integrity, must have demonstrated exceptional ability and judgment, and must be expected, in the judgment of the Corporate Governance and Nominating Committee, to be highly effective, in conjunction with the other nominees to the Board, in collectively serving the interests of the Company and its stockholders.

In addition to the minimum qualifications for each nominee set forth above, the Corporate Governance and Nominating Committee will recommend that the Board select persons for nomination to help ensure that:
•
the Board will be comprised of a majority of “independent directors” in accordance with the Nasdaq Rules;

•
each of the Audit, Compensation, and Corporate Governance and Nominating Committees shall be comprised entirely of independent directors;

•
each member of the Audit Committee is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement; and

•
at least one member of the Audit Committee has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Finally, in addition to any other standards the Corporate Governance and Nominating Committee may deem appropriate from time to time for the overall structure and composition of the Board, the Corporate Governance and Nominating Committee when recommending that the Board select persons for nomination, may consider whether the nominee has direct experience in the industry or in the markets in which the Company operates.
The Corporate Governance and Nominating Committee will recommend to the Board the nomination of the director candidates who it believes will, together with the existing members of the Board and other nominees, best serve the interests of the Company and its stockholders.
Identifying and Evaluating Nominees
In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by stockholders, the Corporate Governance and Nominating Committee will primarily apply the criteria set forth in our corporate governance guidelines. These criteria include the candidate’s integrity, business acumen, age, experience, commitment, diligence, conflicts of interest, and the ability to act in the interests of all stockholders. Our corporate governance guidelines specify that the value of diversity on the Board should be considered by the Corporate Governance and Nominating Committee in the director identification and nomination process. The Corporate Governance and Nominating Committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation, and backgrounds. The Corporate Governance and Nominating Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge, and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability, or any other basis protected by law. For a more comprehensive discussion of our Corporate Governance and Nominating Committee’s current policy with regard to the consideration of director candidates, please refer to “Policies Governing Director Nominations.”
To review the effectiveness of assessing the diverse skills, qualifications, and backgrounds of director nominations, the Board and each of the five standing Board committees conducts annual self-evaluations. In addition, the Corporate Governance and Nominating Committee monitors the effectiveness of these procedures on an ongoing basis.
Contacting the Board of Directors
We have a process by which stockholders and/or other parties may communicate with the Board. You may contact any director of the Company by writing to them c/o Plug Power Inc., 125 Vista Boulevard, Slingerlands, New York 12159, Attention: Corporate Secretary. Your letter should clearly specify the name of the individual director or group of directors to whom your letter is addressed. All communications received in this manner will be forwarded to the Board as addressed.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
Executive Officers
The names and ages of all executive officers of the Company and the principal occupation and business experience for at least the last five years for each are set forth below as of the date of this proxy statement.
Executive Officers	Age	Position
Andrew J. Marsh	69	Chief Executive Officer and Director
Sanjay K. Shrestha	51	President
Paul B. Middleton	58	Chief Financial Officer, Chief Accounting Officer and Executive Vice President
Dean C. Fullerton	57	Chief Operating Officer
Gerard L. Conway, Jr.	60	General Counsel, Corporate Secretary and Executive Vice President
Jose Luis Crespo	55	Chief Revenue Officer
Andrew J. Marsh’s biographical information can be found in “Directors” above.
Sanjay K. Shrestha has served as the President of the Company since November 2024. Mr. Shrestha previously served as General Manager, Energy Solutions from January 2021 to November 2024 and as Chief Strategy Officer and Executive Vice President from April 2019 to January 2021. Prior to joining Plug Power, Mr. Shrestha served as the Chief Investment Officer of Sky Solar Holdings, which owned and operated solar projects in Japan, Europe and the Americas, and President of Sky Capital America, which owned and operated solar projects in North and South America, since 2015. Under his leadership, Sky Capital America built and acquired over 100MW of operating solar assets and secured a pipeline over 100MW. He also sourced various types of financing solutions to support this growth, including project debt, construction equity and long-term equity. Before Sky Capital America, he led the renewables investment banking effort at FBR Capital Markets (now known as B. Riley Financial, Inc.) since 2013. During 2014, and under his leadership, the firm was ranked among the top renewable energy underwriters in the United States. Prior to joining FBR Capital Markets, Mr. Shrestha was the global head of renewables research coverage at Lazard Capital Markets. During his tenure at Lazard Capital Markets, he was a member of the Institutional Investor All America Research team and was also ranked as one of the top five stock pickers on a global basis. Prior to Lazard Capital Markets, Mr. Shrestha was at First Albany Capital, where he built the firm’s renewables and industrial research practice. Mr. Shrestha serves as an independent director on the board of directors of Fusemachines, an artificial intelligence talent and education solutions company. Mr. Shrestha currently serves on the board of directors of AccionaPlug S.L., which is the Company’s joint venture with Acciona Generación Renovable, S.A., and Hidrogenii, which is the Company’s joint venture with Niloco Hydrogen Holdings LLC, a wholly-owned subsidiary of Olin Corporation. Mr. Shrestha received a Bachelor of Science and an honorary doctorate degree in 2022 from The College of Saint Rose. He brings to the Company more than two decades of experience in the broader clean tech sector.

Paul B. Middleton joined the Company as Chief Financial Officer and Executive Vice President in 2014 and, since May 2025, has also assumed the role of the Company’s Chief Accounting Officer. Since October 2024, he has served on the board of directors of HyVia, the Company’s joint venture with Renault SAS. Prior to Plug Power, Mr. Middleton worked at Rogers Corp., a global manufacturer and distributor of specialty polymer composite materials and components, from 2001 to 2014. During his tenure at Rogers Corp., Mr. Middleton served in many senior financial leadership roles, including Corporate Controller and Principal Accounting Officer, Treasurer and Interim Chief Financial Officer. Prior to Rogers Corp., Mr. Middleton managed all financial administration for the tools division of Coopers Industries from 1997 to 2001. Mr. Middleton holds a Master of Science in Accounting and a BBA from the University of Central Florida. Additionally, he is a Certified Public Accountant.
Dean C. Fullerton joined the Company as Chief Operating Officer in August 2024. Prior to joining the Company, Mr. Fullerton spent nearly 14 years at Amazon, including the last five years as Vice President, Global Engineering and Security Services, where he was responsible for global engineering services and oversaw operations engineering, planning and analytics, reliability and maintenance engineering, global security, real estate transactions and global procurement. Mr. Fullerton was awarded the National Safety Council’s Green Cross Safety Innovation Award, and led Amazon’s Hydrogen Economy team. Mr. Fullerton began his career at United Parcel Service, where he spent 13 years in the Industrial Engineering department. He then spent eight years as a Principal/Director at a supply chain and logistics engineering consulting firm. Before joining Amazon, he served as Senior Director of North America Engineering and Maintenance at Gap Inc. Mr. Fullerton has a Master of Business Administration from San Diego State University and a Bachelor of Science in Business Management from University of Redlands.
Gerard L. Conway, Jr. has served as General Counsel and Corporate Secretary of the Company since September 2004 and, since March 2009, has also served as Executive Vice President of the Company. In that capacity, Mr. Conway is responsible for advising the Company on legal issues such as corporate law, securities, contracts, strategic alliances, and intellectual property. He also serves as the Compliance Officer for securities matters affecting the Company and has served as Vice President of Government Affairs since 2005 and, in that capacity, he advocates on energy issues, policies, legislation, and regulations on the state, federal, national, and international levels on behalf of the Company and the alternative energy sector. Prior to his appointment to his current position, Mr. Conway served as Associate General Counsel and Director of Government Relations for the Company beginning in July 2000. Mr. Conway has more than 25 years of experience in general business, corporate law, real estate matters, and government relations. Mr. Conway holds a Bachelor of Arts degree in English and Philosophy from Colgate University and a Juris Doctorate from Boston University School of Law.
Jose Luis Crespo has served as the Chief Revenue Officer of the Company since November 2024. Mr. Crespo joined the Company as Vice President of Business and International Sales in 2014. He was promoted to Vice President of Global Sales in January of 2015 and in 2016 he was named General Manager for Hypulsion, the Company’s wholly owned European subsidiary. In 2021, Mr. Crespo was named General Manager of Material Handling and Executive Vice President, in May of 2023, he was named General Manager of Applications and Executive Vice President. Prior to joining the Company,

Mr. Crespo served as Vice President of International Value Stream at Smiths Power, a supplier of power distribution, conditioning, protection and monitoring solutions for data centers, wireless communications and other critical or high-value electrical systems, from 2009 to 2013. Mr. Crespo currently serves on the board of directors of AccionaPlug S.L., which is the Company’s joint venture with Acciona Generación Renovable, S.A. Mr. Crespo holds a Master in Business Administration from the University of Phoenix and a degree in Telecommunications Engineering from the Engineering University of Madrid, Spain.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis discusses our compensation policies and determinations that apply to our named executive officers. For 2024, our “named executive officers,” under applicable SEC reporting requirements, are:
With Plug Power Since:
Andrew J. Marsh, our Chief Executive Officer and a Director	2008
Sanjay K. Shrestha, our President	2019
Paul B. Middleton, our Chief Financial Officer, Chief Accounting Officer and Executive Vice President	2014
Dean C. Fullerton, our Chief Operating Officer	2024
Gerard L. Conway, Jr., our General Counsel, Corporate Secretary, and Executive Vice President	2000
The following discussion should be read together with the compensation tables and related disclosures that follow.
Executive Summary
2024 Say on Pay and Investor Feedback
Every year we invite our stockholders to cast an advisory vote to approve the compensation of our named executive officers. At our 2024 annual meeting of stockholders, we received the support of approximately 78.3% of the votes cast for our “say-on-pay” advisory vote. We value the views of our stockholders and intend to maintain a compensation framework that reflects our pay-for-performance compensation philosophy, is aligned with the long-term interests of our stockholders and in line with sound governance practices.
As of April 2025, our stockholder base is represented by approximately 49.66% retail investors and approximately 50.34% institutional investors. During 2024, we reached out to 150 of our largest institutional investors representing approximately 81.69% of our institutional common stock ownership. Four institutional investors representing approximately 34.47% of our institutional common stock ownership accepted our invitation and we met with each of them.
We pay careful attention to any feedback we receive from our stockholders about our executive compensation program. There were two themes that emerged from our shareholder outreach:
•
First, while stockholders generally commended our rigorous adherence to a pay-for-performance philosophy, some expressed concern about the retentive power of underwater equity awards and the motivational power of a bonus program that has resulted in zero bonus payouts in consecutive years. These concerns were acknowledged by the Board and several 2024 and 2025 pay actions, as described more fully in this Compensation Discussion and Analysis, are responsive to the retention risk the Company faces, including retention awards and special bonuses granted in 2024 and the waiver of the stock price hurdle for certain stock options awarded in 2024.
•
Certain investors also expressed interest in seeing our Chief Executive Officer invest directly in the Company. Our Chief Executive Officer, Mr. Marsh, has irrevocably elected to have 50% of his 2025 base salary and annual cash bonus paid in shares of the Company’s common stock.

Executive Compensation Program
Our goal is to retain and attract experienced and talented executive officers and to motivate them to achieve our short-term and long-term financial, operational and strategic objectives that produce and promote stockholder value. To achieve this goal, we strongly emphasize a culture of pay-for-performance to provide incentives and accountability for our executive officers in working toward the achievement of our objectives. Accordingly, we have designed our incentive compensation programs with the goal of ensuring that actual pay varies above or below targeted compensation opportunity based on achievement of challenging performance goals and demonstration of meaningful individual commitment and contribution.
Key elements of our compensation programs include the following:
Compensation Element	Purpose	Features
Base salary	To attract and retain experienced and highly skilled executives.	Fixed component of pay to provide financial stability, based on responsibilities, experience, individual contributions and competitive market data. Following a period of no base salary increases since 2021, the incumbent named executive officers’ base salaries were adjusted to reflect current competitive market levels.
Annual cash bonus	To promote and reward the achievement of key short-term strategic and business goals of the Company; to motivate and attract executives.	Variable component of pay based on annual business and operating quantitative and qualitative goals. We set rigorous goals and the 2024 bonus was earned 0% for all named executive officers other than Messrs. Middleton and Fullerton, whose 2024 target bonuses were guaranteed in connection with their respective new employment arrangements.

Compensation Element	Purpose	Features
Long-term equity incentive compensation	To encourage executives and other employees to focus on long-term Company performance; to drive long-term stockholder value; to promote retention; to reward outstanding Company and individual performance.	Subject to multi-year vesting based on performance goals and/or continued service. For 2024, the named executive officers received annual long-term equity awards entirely in the form of stock options: 50% of the award consisted of performance-based stock options (“PSOs”) with a rigorous price-vesting hurdle and the remaining 50% consisted of time-based stock options. As of December 31, 2024, no portion of the PSOs had been earned as the stock price hurdle of $7.50 per share had not been achieved by April 30, 2025. However, in light of market conditions and other factors impacting the Company’s stock price performance and to incentivize retention, on April 21, 2025, the Compensation Committee waived the stock price hurdle for the PSOs issued to Messrs. Marsh, Fullerton and Conway such that 100% of the PSOs held by them are now subject only to time-based vesting requirements.
Relocation Payment	To reduce an executive’s personal financial burden in connection with a relocation at the Company’s request.	Mr. Shrestha received a relocation payment of $575,000 that he would have been required to repay in full if he failed to relocate to within 30 miles of Latham, New York by December 31, 2024. Mr. Shrestha completed the relocation before December 31, 2024.
Retention Awards	To retain key executives during a critical period. Note: Our CEO, Mr. Marsh, did not participate in the retention award program.	Messrs. Middleton and Conway each received a retention award with a total value of $440,000. The retention award was paid 25% in cash and 75% in the form of restricted stock, vesting in equal installments over a 1-year service period. The restricted stock portion

Compensation Element	Purpose	Features
of the retention awards was issued on May 9, 2024 and each of Messrs. Middleton and Conway received 119,134 restricted shares of common stock that vest 25% upon grant, 25% 90 days after grant, 25% 180 days after grant, and 25% 360 days after grant. Mr. Shrestha received a $100,000 special bonus on April 26, 2024 as recognition for his past contributions to the Company. In connection with Mr. Shrestha’s relocation commitment (see above) and in recognition of the long-term commitment to Plug that was expected of him, Mr. Shrestha received a $575,000 cash retention award on May 10, 2024, which is subject to full or partial clawback if Mr. Shrestha either voluntarily terminates employment without good reason or is involuntarily terminated for cause before May 10, 2028.
Special Awards Pursuant to New Employment Agreements	To address specific talent recruitment needs as they arise.	Mr. Fullerton received a $275,000 signing bonus to accept our employment offer. Mr. Middleton received a restricted stock award with a value of approximately $2.5 million to induce him to enter into a new employment agreement and remain in the employ of the Company. The award vests in equal annual installments over a three-year period.

Executive Compensation Practices
The Compensation Committee reviews on an ongoing basis the Company’s executive compensation program to evaluate whether it supports the Company’s executive compensation objectives and is aligned with stockholder interests. Our executive compensation practices include the following, each of which the Compensation Committee believes reinforces our executive compensation objectives:
What We Do	What We Don’t Do
✓ Pay-for-performance by structuring a significant percentage of target annual compensation in the form of variable, at-risk compensation	× Allow hedging or pledging of equity
✓ Offer market-competitive benefits for executives that are consistent with the rest of our employees	× Allow for re-pricing of stock options without stockholder approval
✓ Consult with an independent compensation consultant on compensation levels and practices	× Provide excessive perquisites
✓ Maintain robust stock ownership guidelines	× Provide supplemental executive retirement plans
✓ Have a clawback policy that applies to cash and equity incentive compensation	× Provide any excise tax gross-ups
✓ Hold an annual say-on-pay vote	× Provide single-trigger severance arrangements
Setting Executive Compensation
The Compensation Committee is responsible for reviewing, and recommending to the Board for approval, the compensation of our executive officers, including our named executive officers. The Compensation Committee is composed entirely of non-employee directors who are “independent” as that term is defined in the applicable Nasdaq Rules. In making its recommendations regarding executive compensation, our Compensation Committee annually reviews the performance of our executives with our Chief Executive Officer, and our Chief Executive Officer makes recommendations to our Compensation Committee with respect to the appropriate base salary, annual incentive bonuses and performance measures, and grants of long-term equity incentive awards for each of our executives (other than himself). The Chairman of the Compensation Committee makes recommendations to the Compensation Committee with respect to the Chief Executive Officer’s compensation.
In setting executive base salaries and annual cash bonuses and granting equity incentive awards, the Compensation Committee and the Board consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, and our desire to motivate our executives to achieve short and long-term results that are in the best interests of our stockholders.

Independent Compensation Consultant
For purposes of evaluating 2024 compensation for each of our named executive officers, our Compensation Committee retained FW Cook as its independent compensation consultant. FW Cook has not performed services for the Company other than consulting services related to the compensation and benefits of our executives and non-employee directors. FW Cook assisted the Compensation Committee in the development of comparator groups and provided their market analysis of the various components of compensation for the named executive officer positions, including base salary, annual cash bonus and equity compensation. Our Compensation Committee has analyzed whether the work of FW Cook raised any conflict of interest, taking into account relevant factors in accordance with SEC guidelines and Nasdaq Rules. Based on its analysis, our Compensation Committee determined that the engagement of FW Cook does not create any conflict of interest pursuant to the SEC guidelines and Nasdaq Rules.
Comparator Group Selection and Market Data
We operate in a highly specialized niche industry - the core of our business is the hydrogen molecule and, as a hydrogen supply chain company, we must attract and retain manufacturing and service technicians, engineers, scientists, innovators, and business leaders who have the passion and expertise to run our business.
Developing a peer group for the Company for compensation comparison purposes is challenging because there are few pure green hydrogen peer companies that are publicly-traded, stand-alone, U.S.-based, and size-appropriate. Furthermore, due to the nature of our business, we also compete for executive talent with companies outside our peer group, including public companies that are larger and more established than we are or that possess greater resources than we do, and with smaller private companies that may be able to offer greater compensation potential. Our talent competitors run the spectrum from market leading alternative technology companies, to deep pocketed legacy fossil fuel companies who are now embracing hydrogen, to the next generation of ambitious startups with the potential to be green unicorns who can offer lucrative incentive compensation packages.
In light of the foregoing, the Compensation Committee recognizes that it is not possible to create a “perfect” peer group for Plug Power and determined to minimize the substantial investment of time and resources required for developing a traditional compensation peer group. Instead, the Compensation Committee attempted to obtain a general sense of competitive market pay by assessing compensation levels within the following limited sample set of renewable energy companies:
Bloom Energy (BE)	First Solar (FSLR)	SunPower (SPWR)
Chart Industries (GTLS)	FuelCell Energy (FCEL)	Sunrun (RUN)
Enphase Energy (ENPH)	SolarEdge Tech. (SEDG)	Wolfspeed (WOLF)
The Compensation Committee considered each executive’s level and job performance, their duties and responsibilities at the Company compared to the duties and responsibilities of executive officers in similar positions at the comparator group companies, and other circumstances unique to the Company, and evaluated whether the compensation elements and levels provided to our executives were generally appropriate relative to their responsibilities at the Company and compensation elements and levels provided to their counterparts in the comparator group or within survey data.
The Compensation Committee considered both objective and subjective criteria to evaluate Company and individual performance and the competitive landscape, which allowed it to exercise informed judgment and not rely solely on rigid benchmarks.
Accordingly, the Compensation Committee did not formulaically tie compensation decisions to any particular percentile level of total compensation paid to executives at a comparator group or survey data.
Our Executive Compensation Program
Each of the primary elements of our executive compensation is discussed in detail below and the compensation paid to our named executive officers with respect to 2024 is discussed under each element. In the descriptions below, we have identified particular compensation objectives that we have designed our executive compensation programs to serve; however, we have designed our compensation programs to complement each other and to collectively serve all of our executive compensation objectives described above. Accordingly, whether or not specifically mentioned below, we believe that, as a part of our overall executive compensation, each element to a greater or lesser extent serves each of our objectives.
2024 Base Salary
Base salaries have historically represented the smallest component of each named executive officer’s total direct compensation opportunity and represent a fixed amount paid to each executive for performing his normal duties and responsibilities. Our executives’ base salaries reflect the initial base salaries that we negotiated with each of our executives at the time of his initial employment or promotion and subsequent adjustments to these amounts to reflect market and merit increases, the growth and stage of development of our Company, our executives’ performance and increased experience, changes in our executives’ roles and responsibilities, and other factors.
The following table sets forth the annual base salaries for our named executive officers for each of 2023 and 2024, as well as the percentage increase year-over-year. For the incumbent named executive officers, base salaries were increased for the first time since 2021.
Name	2023 Base Salary ($)(1)	2024 Base Salary ($)(1)	Increase (%)
Andrew J. Marsh	750,000	800,000	6.7%
Sanjay K. Shrestha(2)	400,000	500,000	25%
Paul B. Middleton(3)	400,000	600,000	50%
Dean C. Fullerton	—	550,000	—
Gerard L. Conway, Jr.	400,000	440,000	10%

(1)
Base salaries reflect the base salary rate in effect as of year-end.

(2)
Mr. Shrestha’s base salary was initially increased to $440,000 (effective as of May 9, 2024) and subsequently increased to $500,000 (effective as of November 7, 2024) in connection with his promotion to President.

(3)
Mr. Middleton’s base salary was initially increased to $440,000 (effective as of May 9, 2024) and subsequently increased to $600,000 (effective as of November 19, 2024) in connection with entering into a new employment agreement.

2024 Annual Cash Bonuses
Annual bonuses for 2024 were based upon Company performance as measured against pre-established performance goals, including financial measures and the achievement of strategic objectives. The primary objective of the annual bonus program is to motivate and reward our executive officers for meeting financial, operational and strategic performance goals that drive the long-term success of our business.
The Compensation Committee determined the 2024 annual cash bonus awards for the named executive officers using the following framework:
For 2024, the target bonus opportunity for each named executive officer was 100% of base salary, the threshold was 50% of base salary, and the maximum for stretch performance was 150% of base salary.
For 2024, the Compensation Committee selected the following metrics for the annual bonus plan: Gross Margin, Cash Usage, Revenue, Bookings, Inventory, and Plan Construction and Investment. Cash Usage is defined as the change in unrestricted cash less any cash proceeds from equity offerings of the Company. Inventory is defined as the ending inventory balance at December 31, 2024, plus inventory write-downs during 2024. The Compensation Committee selected these metrics to provide a clear link between the annual bonus opportunity and underlying financial and operating performance. As the metrics are intended to focus on the fundamentals of annual business performance, adjustments are made for items that are not indicative of core performance. The purpose of these adjustments is to ensure that the measurement of performance reflects factors that management can directly control and that payout levels are not artificially inflated or impaired by factors unrelated to the core operation of the business. Accordingly, the calculation of one or more of these metrics for compensatory purposes may differ from the calculation for external financial reporting purposes.
The 2024 Company goals established by the Compensation Committee for each metric, the relative weightings assigned to each metric, and the actual performance against these goals for 2024 are set forth below. In comparison to 2023, (i) a target range was used for several metrics to address challenges associated with setting performance goals with precision and to avoid unintended windfalls and shortfalls in actual payouts, and (ii) the stretch payout opportunity was reduced from 200% to 150% of target.

	Weight	Threshold	Target	Stretch	Actual Performance	Weighted Performance %
Payout %		50%	100%	150%	0%	0%
Gross Margin in Q4	20%	-5%	0%	5%	-122%	0%
Cash Usage	20%	$750 Million	$725 Million – $675 Million	$650 Million	$977 million	0%
Revenue	15%	$900 Million	$950 Million – $1.05 Billion	$1.1 Billion	$629 million	0%
Bookings	15%	$800 Million	$1.05 Billion – $1.3 Billion	$1.5 Billion	$408 million	0%
Inventory	10%	$800 Million	$750 Million – $675 Million	$650 Million	$855 million	0%
Plant Construction and Investment	20%	The goals were established at levels that were challenging to achieve; the threshold, target and maximum levels are not specifically disclosed because it can provide insight to competitors about Plug’s capex and expansion plans thus creating significant competitive harm to the Company.				0%
Earned Payout as a Percentage of Target: 0%
Based on the above, the final payout level for the 2024 annual bonus for all the named executive officers was 0%.
Name	2024 Target Bonus ($)	2024 Financial Performance Achievement (%)	2024 Actual Bonus Payment ($)
Andrew J. Marsh	800,000	0%	$0
Sanjay K. Shrestha	500,000	0%	$0
Paul B. Middleton(1)	600,000	—	$600,000(1)
Dean C. Fullerton(2)	550,000	—	$550,000(2)
Gerard L. Conway, Jr.	440,000	0%	$0

(1)
Mr. Middleton’s 2024 target bonus was guaranteed pursuant to his employment agreement.

(2)
Mr. Fullerton’s 2024 target bonus was guaranteed pursuant to his employment agreement.

2024 Long-Term Equity Incentive Compensation
In 2024, we granted annual long-term equity incentive awards to the named executive officers in the form of PSOs (weighted 50%) and time-based stock options (weighted 50%) to achieve the following three core objectives:
•
Incentivize and retain Plug’s senior leadership team;

•
Adhere to Plug’s pay-for-performance compensation philosophy; and

•
Align with Plug’s stockholders’ interests.

The stock options have an exercise price per share equal to the closing price of the common stock on the date of grant. At the time of grant, the PSOs were only eligible to be earned and vest if a stock price hurdle of $7.50 (based on the daily volume weighted average price of the Company’s common stock during any 30 consecutive trading day period during the performance period) was achieved on or before April 30, 2025. As described below, on April 21, 2025, the Committee determined to waive the stock price hurdle for the PSOs issued to Messrs. Marsh, Fullerton and Conway such that 100% of the PSOs held by them are now subject only to time-based vesting requirements. The time-based stock options and the PSOs (to the extent earned) vest in three equal annual installments following the grant date. All stock options granted in 2024 were underwater as of April 30, 2025.
The number of shares underlying the stock option awards granted to each named executive officer in 2024 is set forth below:
Name	Number of Shares Underlying PSOs (#)(1)	Number of Shares Underlying Time-Based Stock Options (#)(1)
Andrew J. Marsh	750,000	750,000
Sanjay K. Shrestha	375,000	375,000
Paul B. Middleton	375,000	375,000
Dean C. Fullerton(2)	500,000	500,000
Gerard L. Conway, Jr.	375,000	375,000

(1)
Stock options granted to named executive officers other than Mr. Fullerton were granted on April 26, 2024 and have an exercise price of $2.41, the closing price of the Company’s common stock on the Nasdaq Capital Market on April 26, 2024.

(2)
Mr. Fullerton’s options were granted in connection with his hire and have an exercise price of $2.47, the closing price of the Company’s common stock on the Nasdaq Capital Market on July 31, 2024.

As of December 31, 2024, the PSOs had not been earned and on April 21, 2025, in light of market conditions and other factors impacting the Company’s stock price performance and to incentivize retention, the Compensation Committee waived the performance-based vesting requirements for the PSOs issued to Messrs. Marsh, Fullerton and Conway so that the PSOs issued to them remain subject to only time-based vesting requirements. There were no changes to the exercise price of the PSOs. The PSOs granted to Messrs. Shrestha and Middleton were not earned and were forfeited in their entirety.
Retention Awards for Messrs. Middleton and Conway
On May 9, 2024, the Compensation Committee approved retention awards for certain key employees, including certain of the Company’s named executive officers, to enable the Company to retain and motivate such key employees during a critical period. Messrs. Middleton and Conway each received a retention award with a total value of $440,000. The retention awards were paid 25% in cash and 75% in the form of restricted stock. The restricted stock portion of the retention awards was issued on May 9, 2024 and each of Messrs. Middleton and Conway received 119,134 restricted shares of common stock. The retention restricted stock award was subject to the following vesting schedule: 25% upon grant, 25% 90 days after grant, 25% 180 days after grant, and 25% 360 days after grant.
Special Awards for Mr. Shrestha
On April 26, 2024, Mr. Shrestha received a $100,000 special bonus as recognition for his past contributions to the Company.
On May 9, 2024, the Compensation Committee approved a relocation and retention award for Mr. Shrestha pursuant to a relocation and retention agreement with the Company (the “Relocation and Retention Agreement”). Pursuant to the Relocation and Retention Agreement, (i) in consideration of Mr. Shrestha’s relocation of his primary residence to within 30 miles of the Company’s headquarters in Latham, New York no later than December 31, 2024, the Company paid Mr. Shrestha a one-time, contingent relocation payment of $575,000 that he would have been required to repay in full if he failed to relocate to within 30 miles of Latham, New York by December 31, 2024; and (ii) in order to promote Mr. Shrestha’s continued employment and dedication to the Company, Mr. Shrestha received a retention payment of $575,000 (the “Retention Payment”) that is subject to repayment in full or in part if Mr. Shrestha either voluntarily terminates employment without good reason or is involuntarily terminated for cause before May 10, 2028 as set forth in the table below:
Employment Termination Date	Percentage Subject to Repayment
Prior to May 10, 2025	100%
Prior to May 10, 2026	75%
Prior to May 10, 2027	50%
Prior to May 10, 2028	25%
Special Awards Pursuant to New Employment Agreements
In connection with Mr. Fullerton’s acceptance of our offer to serve as the Company’s Chief Operating Officer, Mr. Fullerton received a one-time signing bonus of $275,000, which is subject to repayment in full or part if he resigns from his position, or his employment is terminated for cause or for a reason other than reduction in force before the second anniversary of his start date. If he is employed with the Company for one (1) year or less, he is required to repay the full amount of the signing bonus. If he is employed with the Company for more than one (1) year but less than two (2) years, he is required to repay a prorated portion of the signing bonus.
In connection with Mr. Middleton’s entry into a new employment agreement and agreement to continue to serve as the Company’s Chief Financial Officer, Mr. Middleton received a retention award of 1,302,084 restricted shares of common stock, which vests in three equal annual installments on the first, second and third anniversaries of the grant date.
Additionally, Messrs. Fullerton and Middleton’s 2024 target bonuses were guaranteed pursuant to their respective employment agreements.

Employment Arrangements
The named executive officers are party to employment agreements with the Company that provide for severance benefits upon certain qualifying terminations of employment with the Company. The Compensation Committee considers these severance benefits to be an important part of the executive compensation program and consistent with competitive market practice. Consistent with market practices, the employment agreements do not include change in control-related tax gross-ups. In addition, the award agreements for the stock options granted in 2024 provide for potential accelerated vesting in connection with a change in control transaction. Additional information regarding the employment arrangements with each of our named executive officers, including a quantification of benefits that would have been received by each named executive officer had his employment terminated on December 31, 2024, is provided under “Employment Arrangements” and “Potential Payments upon Termination or Change in Control” below.
Broad-Based Benefits
All full-time employees, including our named executive officers, are eligible to participate in our health and welfare benefit programs, including medical, dental, and vision care coverage, disability insurance and life insurance, and our 401(k) plan on the same basis as other employees.
Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide perquisites to our named executive officers, except in situations where we believe it is appropriate to assist an individual in the performance of their duties, to make them more efficient and effective, and for recruitment and retention purposes.
Relationship of Executive Compensation to Risk
The Compensation Committee considers whether the design of the Company’s executive compensation program encourages senior executives to engage in excessive risk-taking. The Compensation Committee reviews the overall program design, as well as the balance between short-term and long-term compensation, the metrics used to measure performance and the award opportunity under the Company’s incentive compensation program, and the implementation of other administrative features designed to mitigate risk such as vesting requirements, stock ownership guidelines and our clawback policy, each as described in this Compensation Discussion and Analysis. Based on its review, the Compensation Committee believes that the Company’s executive compensation program is aligned to the interests of stockholders, appropriately rewards pay for performance, and does not promote unnecessary or excessive risk.
Stock Ownership Guidelines
The Company believes it is important for directors and officers to hold Company stock. To that end, the Board has adopted stock ownership guidelines for directors and officers and these guidelines are also considered when granting long-term equity incentive awards to executives. The ownership guidelines provide a target level of Company equity holdings with which directors and officers are expected to comply by the earlier of the five-year anniversary of the date of his or her appointment as a director or officer and the five-year anniversary of the effective date of the stock ownership guidelines. The target stock holdings are determined as a multiple of the director or officer’s base director’s fee or base salary, as applicable, as follows: 5x for all directors and the Chief Executive Officer, 3x for the other named executive officers, and 1x for other Section 16 officers and other vice presidents/officers, and then converted to a fixed number of shares using a 200-day average stock price. The following shares are included in determining compliance with the stock ownership guidelines: (i) shares owned outright by the director or officer or his or her immediate family members residing in the same household; (ii) shares held in the Plug Power Inc. Savings and Retirement Plan; (iii) shares purchased pursuant to the Plug Power Inc. Employee Stock Purchase Plan; (iv) restricted stock issued as part of an executive’s annual or other bonus (whether or not vested); (v) shares acquired upon the exercise of employee stock options; (vi) shares held in trust; and (vii) in the case of a director, shares held by a corporation controlled by that director. As of December 31, 2024, all non-employee directors who have served on the Board for at least five years and officers subject to the stock ownership guidelines, other than Mr. Shrestha, were in compliance with the stock ownership requirements.
Prohibition Against Hedging and Pledging
The Company’s Insider Trading Policy, among other things, prohibits any director, officer, employee or other covered person of the Company from (i) engaging in short sales of the Company’s securities and from trading in puts, calls or options in respect of the Company’s securities; (ii) buying or selling puts, calls or other derivative securities of the Company or engaging in any other hedging transactions with respect to the Company’s securities; (iii) purchasing any securities of the Company with money borrowed from a bank, brokerage firm or other person for the purpose of purchasing securities or using the Company’s securities as collateral in a margin account; (iv) pledging Company securities as collateral for a loan (or modifying an existing pledge); or (v) donating or making any other transfer of Company securities without consideration when the donating employee, director, or executive officer is not permitted to trade, unless the donee agrees not to sell the shares until the donating employee, director, or executive officer is permitted to sell.
Clawback Policy
On November 30, 2023, the Company adopted an updated Compensation Recovery Policy, effective as of October 2, 2023 (the “Clawback Policy”), to comply with applicable Nasdaq Rules. The Clawback Policy provides that if the Company is required to prepare an accounting restatement due to its material non-compliance with any financial reporting requirement, the Company must reasonably promptly recover (subject to certain limited exceptions described in the Clawback Policy and as permitted by the final clawback rules) any cash or equity incentive compensation received by any current or former executive officer during the three fiscal years preceding the date the Company is required to restate its financial statements that is in excess of the amount that would have been received based on the restated financial statements. The recovery of such compensation applies regardless of whether a covered executive engaged in misconduct or otherwise caused or contributed to the requirement to prepare an accounting restatement. The foregoing summary of the Clawback Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Clawback Policy, a copy of which can be found as Exhibit 97 to the Form 10-K for the fiscal year ended December 31, 2024.
Tax and Accounting Considerations
Deductibility of Executive Compensation
The Compensation Committee considered the deductibility of compensation for federal income tax purposes in the design of the Company’s compensation programs. While the Company generally seeks to maintain the deductibility of the incentive compensation paid to its executive officers, the Compensation Committee retains the flexibility necessary to provide cash and equity compensation in line with competitive practices, its compensation philosophy and the best interests of stockholders, even if these amounts are not fully tax deductible.
Taxation of “Parachute” Payments
Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to significant additional taxes if they receive payments or benefits in connection with a change in control of the Company that exceed certain prescribed limits, and that the Company (or a successor) may forfeit a deduction on the amounts subject to this additional tax. We have not agreed to provide any executive officer, including any named executive officer, or director with a “gross-up” or other reimbursement payment for any tax liability that the executive officer or director might owe as a result of the application of Sections 280G or 4999 of the Code.
Section 409A of the Code
Section 409A of the Code imposes additional significant taxes in the event that an executive officer, director or service provider receives “deferred compensation” that does not satisfy the requirements of Section 409A of the Code. Although we do not currently maintain a nonqualified deferred compensation plan, Section 409A of the Code may apply to certain severance arrangements, bonus arrangements and equity awards. We aim to structure all our severance arrangements, bonus arrangements and equity awards in a manner to either avoid the application of Section 409A or, to the extent doing so is not possible, to comply with the applicable requirements of Section 409A of the Code.
Accounting for Stock-Based Compensation
We follow FASB ASC Topic 718 for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all share-based awards made to our employees and non-employee members of our Board, including options to purchase shares of our common stock and other stock awards, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the executive and director compensation tables required by the federal securities laws, even though the recipient of the awards may never realize any value from their awards.

Compensation Committee Report
The following Report of the Compensation Committee of the Board of Directors will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts.
The Compensation Committee reviews and evaluates individual named executive officers and recommends or determines the compensation for each named executive officer. The Compensation Committee also oversees management’s decisions concerning the performance and compensation of other Company officers, administers the Company’s incentive compensation and other stock-based plans, evaluates the effectiveness of its overall compensation programs, including oversight of the Company’s benefit, perquisite and employee equity programs, and reviews the Company’s management succession plans. A more complete description of the Compensation Committee’s functions is set forth in the Compensation Committee’s charter which is published on the “Investor Relations” section of the Company’s website at www.plugpower.com. Each member of the Compensation Committee is an independent director as defined in the Nasdaq Rules.
The Compensation Committee has reviewed the “Compensation Discussion and Analysis” and discussed it with management. Based on its review and discussions with management, the Compensation Committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as amended, and the Company’s proxy statement relating to the Company’s 2025 Annual Meeting of Stockholders. This report on executive compensation is provided by the undersigned members of the Compensation Committee of the Board of Directors.
Gary K. Willis (Chair)
Colin Angle
Patrick Joggerst
Gregory Kenausis
George C. McNamee
Compensation Committee Interlocks and Insider Participation
During 2024, Messrs. Willis (Chair), Angle, Joggerst, Kenausis and McNamee served as members of the Compensation Committee. None of the members of our Compensation Committee was an employee or officer of the Company during 2024, a former officer of the Company, or had any other relationships with us requiring disclosure herein. None of our executive officers currently serves or has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity whose executive officers served as one of our directors or a member of the Compensation Committee.

2024 Summary Compensation Table
The following table sets forth the total compensation awarded to, earned by and paid during the fiscal years indicated for each of our named executive officers:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Andrew J. Marsh
Chief Executive Officer	2024	783,654	—	—	1,612,500	—	23,925(3)	2,240,079
	2023	750,000	—	—	6,485,000	—	17,805	7,252,805
	2022	750,000		—	—	—	16,555	766,555
Sanjay K. Shrestha
President	2024	435,462	1,250,000(4)	—	806,250	—	19,182(3)	2,510,894
	2023	400,000	—	—	3,242,500	—	17,805	3,660,305
	2022	400,000	—	—	—	—	16,555	416,555
Paul B. Middleton
Chief Financial Officer, Chief Accounting Officer and Executive Vice President	2024	444,770	710,000(5)	2,830,002	806,250	—	20,862(3)	4,811,884
	2023	400,000	—	—	3,242,500	—	17,805	3,660,305
	2022	400,000	—	—	—	—	16,555	416,555
Dean C. Fullerton
Chief Operating Officer	2024	232,693(6)	825,000(7)	—	965,000	—	1,582	2,024,275
Gerard L. Conway, Jr.
General Counsel, Corporate Secretary and Executive Vice President	2024	426,923	110,000(8)	330,001	806,250	—	22,794(3)	1,695,968
	2023	400,000	150,000	—	3,242,500	—	17,805	3,810,305
	2022	400,000	—	—	—	—	16,555	416,555

(1)
The amounts reported in this column represent the aggregate grant date fair value of restricted stock and option awards computed in accordance with FASB ASC Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting. For additional information on the valuation assumptions with respect to restricted stock and option awards, refer to Note 21 of the Company’s consolidated financial statements in the Form 10-K for the fiscal year ended December 31, 2024. The values reported for the PSOs represent the grant date fair values of such PSOs based on a Monte Carlo valuation, which equates to the maximum value.

(2)
No bonuses were earned by executives under our annual cash incentive plan in any of the years presented in the table. For more information on the 2024 annual cash incentive plan, see the description of the annual cash incentive bonus plan under “2024 Annual Cash Bonuses” above.

(3)
Represents the Company’s matching contributions on behalf of each of the named executive officers (other than for Mr. Fullerton) to the Plug Power 401(k) savings plan and Company contributions for group term life insurance for each of the named executive officers for the fiscal year ended December 31, 2024.

(4)
Represents (i) a special bonus of $100,000, (ii) a one-time, contingent relocation payment of $575,000 that Mr. Shrestha would have been required to repay in full if he failed to relocate to within 30 miles of Latham, New York by December 31, 2024, and (iii) a retention payment of $575,000, which is subject to repayment in full or in part if Mr. Shrestha either voluntarily terminates employment without good reason or is involuntarily terminated for cause before May 10, 2028. For more information regarding these bonuses, see the description of the bonuses under “Special Awards for Mr. Shrestha” above.
(5)
Represents (i) a retention bonus of $110,000 and (ii) a guaranteed annual bonus for 2024 equal to Mr. Middleton’s target bonus pursuant to the terms of his employment agreement with the Company. For more information regarding these bonuses, see the description of the bonuses under “Retention Awards for Messrs. Middleton and Conway” and “Special Awards Pursuant to New Employment Agreements” above.

(6)
Mr. Fullerton commenced his employment with the Company in August 2024 and the amount reported represents the base salary actually paid to Mr. Fullerton in 2024. Mr. Fullerton’s annual base salary for 2024 was $550,000.

(7)
Represents (i) a signing bonus of $275,000 and (ii) a guaranteed annual bonus for 2024 equal to Mr. Fullerton’s target bonus, in each case pursuant to the terms of Mr. Fullerton’s Employment Agreement with the Company. For more information regarding these bonuses, see the description of the bonuses under “Special Awards Pursuant to New Employment Agreements” above.

(8)
Represents a retention bonus. For more information regarding this bonus, see the description of the bonuses under “Retention Awards for Messrs. Middleton and Conway” above.

Pay Ratio Disclosure
Pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the SEC adopted a rule requiring annual disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the principal executive officer (“PEO”). The PEO of our Company is Mr. Marsh.
We identified the median employee using our employee population on December 31, 2024 (including all employees, whether employed on a full-time, part-time, seasonal or temporary basis). We identified the median employee using the amount reported as compensation on the employee’s Form W-2 for the year ended December 31, 2024 for all individuals who were employed by us on December 31, 2024, the last day of our payroll year (whether employed on a full-time, part-time, or seasonal basis). Our median employee compensation for the year ended December 31, 2024 as calculated using Summary Compensation Table requirements was $66,793. Mr. Marsh’s compensation for the year ended December 31, 2024 as reported in the Summary Compensation Table was $2,240,079. Therefore, our Chief Executive Officer pay ratio is approximately 34:1.
This information is being provided for compliance purposes and is a reasonable estimate calculated in a manner consistent with SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. Neither the Compensation Committee nor management of the Company used the Chief Executive Officer pay patio measure in making compensation decisions.
Grants of Plan-Based Awards
The following table sets forth information concerning the grants of plan-based awards to the Company’s named executive officers during the year ended December 31, 2024.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards	All Other Options Awards: Number of Securities Underlying Options (#)(6)	All Other Stock Awards: Number of Shares of Stock or Units (#)	Exercise or Base Price of Option Awards ($/Share)(7)	Grant Date Fair Value of Stock and Option Awards ($)(8)
Name	Grant Date(1)	Threshold ($)	Target ($)	Maximum ($)	Target (#)(5)
Andrew J. Marsh	—	520,000	800,000	1,080,000	—	—	—	—	—
	4/26/2024	—	—	—	750,000	—	—	2.41	1,215,000
	4/26/2024	—	—	—	—	750,000	—	2.41	397,500
Sanjay K. Shrestha	—	325,000	500,000	675,000	—	—	—	—	—
	4/26/2024	—	—	—	375,000	—	—	2.41	607,500
	4/26/2024	—	—	—	—	375,000	—	2.41	198,750
Paul B. Middleton	—	390,000	600,000	810,000	—	—	—	—	—
	4/26/2024	—	—	—	375,000	—	—	2.14	607,500
	4/26/2024	—	—	—	—	375,000	—	2.14	198,750
	5/9/2024	—	—	—	—	—	119,134(3)	—	330,001
	11/19/2024	—	—	—	—	—	1,302,084(4)	—	2,500,001
Dean C. Fullerton	—	357,500	550,000	742,500	—	—	—	—	—
	7/31/2024	—	—	—	500,000	—	—	2.47	820,000
	7/31/2024	—	—	—	—	500,000	—	2.47	145,000
Gerard L. Conway, Jr.	—	286,000	440,000	594,000	—	—	—	—	—
	4/26/2024	—	—	—	375,000	—	—	2.41	607,500
	4/26/2024	—	—	—	—	375,000	—	2.41	198,750
	5/9/2024	—	—	—	—	—	119,134(3)	—	330,001

(1)
Each equity incentive award was approved by our Compensation Committee on the grant date indicated.

(2)
The amounts reported represent the threshold, target and maximum amounts of potential cash payouts under our annual incentive bonus program. No annual incentive bonuses were paid to the named executive officers for 2024.

(3)
The amounts reported represent restricted stock awards granted in 2024. These restricted stock awards vest as follows: 25% of the shares vested immediately upon the grant date, 25% of the shares vested 90 days following the grant date, 25% of the shares vested 180 days following the grant date, and 25% of the shares will vest 360 days following the grant date, subject to the named executive officer’s continued service to us through the applicable vesting date.

(4)
The amount reported represents a restricted stock award granted in 2024, which vests in three equal annual installments on the first, second and third anniversaries of the grant date, subject to the named executive officer’s continued service to us through the applicable vesting date.
(5)
This column shows the number of shares subject to PSOs granted in 2024 to our named executive officers. The PSOs vest in three equal annual installments following the grant date, subject to the named executive officer’s continued service to us through the applicable vesting date. The PSOs were originally eligible to be earned and vest if a stock price hurdle of $7.50 (based on the daily volume weighted average price of the Company’s common stock during any 30 consecutive trading day period during the performance period) was achieved on or before April 30, 2025. On April 21, 2025, the Compensation Committee waived the performance-based vesting requirements for the PSOs issued to Messrs. Marsh, Fullerton and Conway so that the PSOs granted to them remain subject to only time-based vesting requirements. The PSOs granted to Messrs. Shrestha and Middleton were not earned and were forfeited in their entirety in April 2025.

(6)
This column shows the number of shares subject to time-based stock options granted in 2024 to our named executive officers. The time-based stock options vest in three equal annual installments following the grant date, subject to the named executive officer’s continued service to us through the applicable vesting date.

(7)
This column shows the per share exercise price for the stock options granted.

(8)
This column represents the aggregate grant date fair value of the stock awards and option awards computed in accordance with FASB ASC Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting. For additional information on the valuation assumptions with respect to option awards, refer to Note 21 of the Company’s consolidated financial statements in the Form 10-K for the fiscal year ended December 31, 2024. These amounts reflect the Company’s accounting expense for these awards, excluding the impact of estimated forfeitures, and do not correspond to the actual value that may be recognized by our named executive officers.

Outstanding Equity Awards at Fiscal Year-End
The following table provides information on the holdings of stock and option awards by our named executive officers as of December 31, 2024. There were no other stock or option awards held by our named executive officers as of December 31, 2024. For additional information about the awards, see the description of equity incentive compensation in the section titled “Compensation Discussion and Analysis.”
		Option Awards(1)					Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(3)(4)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (#)(7)
Andrew J. Marsh
	8/28/18	166,667	—	—	1.96	8/28/28	—	—
	8/19/19	216,667	—	—	2.23	8/19/29	—	—
	8/19/19	216,667	—	—	2.62	8/19/29	—	—
	9/28/20	275,000	—	—	13.20	9/28/30	—	—
	9/28/20	275,000	—	—	15.51	9/28/30	—	—
	9/22/21	1,000,000	—	—	26.92	9/22/28	—	—
	5/18/23	333,333	666,667	—	7.87	5/18/30	—	—
	5/18/23	—	—	500,000	7.87	5/18/30	—	—
	4/26/24	—	750,000	—	2.41	4/26/31	—	—
	4/26/24	—	—	750,000	2.41	4/26/31	—	—
Sanjay K. Shrestha
	5/9/19	100,000	—	—	2.31	5/9/29	—	—
	9/28/20	112,500	—	—	13.20	9/28/30	—	—
	9/28/20	112,500	—	—	15.51	9/28/30	—	—
	9/22/21	422,222	211,111	—	26.92	9/22/28	—	—
	5/18/23	166,667	333,333	—	7.87	5/18/30	—	—
	5/18/23	—	—	250,000	7.87	5/18/30	—	—
	4/26/24	—	375,000	—	2.41	4/26/31	—	—
	4/26/24	—	—	375,000	2.41	4/26/31	—	—
Paul B. Middleton
	8/28/18	66,667	—	—	1.96	8/28/28	—	—
	8/19/19	83,333	—	—	2.23	8/19/29	—	—
	8/19/19	83,333	—	—	2.62	8/19/29	—	—
	9/28/20	100,000	—	—	13.20	9/28/30	—	—
	9/28/20	100,000	—	—	15.51	9/28/30	—	—
	9/22/21	633,333	—	—	26.92	9/22/28	—	—
	5/18/23	166,667	333,333	—	7.87	5/18/30	—	—
	5/18/23	—	—	250,000	7.87	5/18/30	—	—
	4/26/24	—	375,000	—	2.41	4/26/31	—	—
	4/26/24	—	—	375,000	2.41	4/26/31	—	—
	5/9/24	—	—	—	—	—	29,784(5)	63,440
	11/19/24	—	—	—	—	—	1,302,084(6)	2,773,439

		Option Awards(1)					Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(3)(4)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (#)(7)
Dean C. Fullerton
	7/31/24	—	500,000	—	2.47	7/31/34	—	—
	7/31/24	—	—	500,000	2.47	7/31/34	—	—
Gerard L. Conway, Jr.
	8/28/18	66,667	—	—	1.96	8/28/28	—	—
	8/19/19	66,667	—	—	2.23	8/19/29	—	—
	8/19/19	66,667	—	—	2.62	8/19/29	—	—
	9/28/20	87,500	—	—	13.20	9/28/30	—	—
	9/28/20	87,500	—	—	15.51	9/28/30	—	—
	9/22/21	570,000	—	—	26.92	9/22/28	—	—
	5/18/23	166,667	333,333	—	7.87	5/18/30	—	—
	5/18/23	—	—	250,000	7.87	5/18/30	—	—
	4/26/24	—	375,000	—	2.41	4/26/31	—	—
	4/26/24	—	—	375,000	2.41	4/26/31	—	—
	5/9/24	—	—	—	—	—	29,784(5)	63,440

(1)
All equity awards were granted pursuant to our 2011 Stock Option and Incentive Plan, as amended (the “2011 Plan”), or the 2021 Plan.

(2)
Each time-based stock option vests over a three-year period with one-third (1/3) of the shares subject to the award vesting on each of the first three anniversaries of the grant date, subject to the named executive officer’s continued service to us through the applicable vesting date.

(3)
The PSOs granted to the named executive officers in 2023 vest as follows: (i) up to one-third (1/3) of the shares underlying the PSOs vest and become exercisable on each of the first three anniversaries of the grant date, provided that the volume weighted average price of the Company’s common stock (“VWAP”) equaled or exceeded certain levels; (ii) 33.33% of the shares underlying the PSOs were deemed to have satisfied the performance-based vesting and became eligible to vest over time because the VWAP exceeded $9.84; an additional 33.33% of the shares underlying the options were deemed to have satisfied the performance-based vesting and became eligible to vest over time because the VWAP equaled or exceeded $11.81; and the remaining 33.34% of the shares underlying the options will be deemed to have satisfied the performance-based vesting and will be eligible to vest over time if the VWAP equals or exceeds $13.77; and (iii) the failure to achieve any of the stock price hurdles applicable to a performance stock options during the three-year performance period will result in the applicable shares being forfeited. The shares that were earned based upon achievement of the performance-based hurdles are reported in the two columns to the left.

(4)
The PSOs granted to the named executive officers in 2024 were originally eligible to be earned and vest as follows: if the 30 day VWAP equaled or exceeded $7.50 prior to April 30, 2025, the shares underlying the options would have been earned and become eligible to vest in three equal annual installments on the first, second and third anniversaries of the grant date, subject to the named executive officer’s continued service to us through the applicable vesting date. The stock price hurdle for these PSOs was not achieved and, on April 21, 2025, the Compensation Committee waived the stock price hurdle for the PSOs issued to Messrs. Marsh, Fullerton and Conway in 2024 so that such PSOs remain subject to only time-based vesting requirements.

(5)
These restricted stock awards vest as follows: 25% of the shares vested immediately upon grant, 25% of the shares vested 90 days following the grant date, 25% vested 180 days following the grant date, and 25% of the shares will vest 360 days following the grant date, subject to the named executive officer’s continued service to us through the applicable vesting date.

(6)
This restricted stock award vests in three equal annual installments on the first, second and third anniversaries of the grant date, subject to Mr. Middleton’s continued service to us through the applicable vesting date.

(7)
Represents the market value of the unvested restricted stock awards calculated based on the closing price of our common stock ($2.13) on December 31, 2024, the last business day of fiscal year 2024.

Option Exercises and Stock Vested
There were no stock options exercised by our named executive officers during the year ended December 31, 2024. The following table sets forth information with respect to restricted stock awards held by each of our named executive officers that vested during the year ended December 31, 2024.
	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)($)
Paul B. Middleton	89,352	212,061
Gerard L. Conway, Jr.	89,352	212,061

(1)
Amounts disclosed in this column were calculated based on the fair market value of the shares on the date of vesting.

Employment Arrangements
The Company and Mr. Marsh are parties to an employment agreement which renews automatically for successive one-year terms unless Mr. Marsh or the Company gives notice to the contrary. Mr. Marsh receives an annual base salary of $800,000 and is eligible to: (i) receive an annual incentive bonus targeted at an amount equal to 100% of his annual base salary; (ii) participate in all savings and retirement plans; and (iii) participate in all benefit plans and executive perquisites. Mr. Marsh’s employment may be terminated by the Company with or without “Cause,” as defined in his employment agreement, or by Mr. Marsh for “Good Reason,” as defined in his employment agreement, or without Good Reason upon written notice of termination to the Company. If Mr. Marsh’s employment is terminated by the Company without Cause, the Company is obligated to pay Mr. Marsh a lump sum equal to the sum of the following amounts: (a) one (1) times annual base salary, and (b) one (1) times the annual incentive bonus for the immediately preceding fiscal year.
In addition, as of the date of termination, any restricted stock, stock options and other stock awards held by Mr. Marsh will accelerate and vest as if he had remained an employee for an additional twelve (12) months following the date of termination. Further, subject to Mr. Marsh’s copayment of premium amounts at the active employees’ rate, Mr. Marsh will be eligible to continue to participate in the Company’s group health, dental, vision and life insurance programs for twelve (12) months following his termination. The agreement also provides that if, within twelve (12) months after a “Change in Control,” as defined in his employment agreement, the Company terminates Mr. Marsh’s employment without Cause or Mr. Marsh terminates his employment for Good Reason, then he is entitled to:
(1)
receive a lump sum payment equal to three (3) times the sum of (i) his current annual base salary plus (ii) his average annual incentive bonus over the three (3) fiscal years prior to the Change in Control (or his annual incentive bonus for the fiscal year immediately preceding to the Change in Control, if higher),

(2)
accelerated vesting of his stock options and other stock-based awards that would have vested had he remained an active employee for twelve (12) months following his termination, and

(3)
subject to Mr. Marsh’s copayment of premium amounts at the active employees’ rate, continued participation in the Company’s group health, dental, vision and life insurance programs for twelve (12) months following such termination.

The Company and Messrs. Shrestha, Middleton, Fullerton and Conway are each parties to an employment agreement with the Company pursuant to which, if the executive’s employment is terminated by the Company without “Cause,” as defined in the applicable employment agreement (and, in the case of Mr. Middleton, his employment is terminated due to the natural conclusion of the initial two-year term of his employment agreement without mutual agreement to extend the term for an additional year (the “Extended Term”) or his employment is terminated at the natural conclusion of the Extended Term without mutual agreement to enter into a subsequent additional one-year period), the Company is obligated to pay the executive a lump sum amount equal to one (1) times or, in the case of Mr. Shrestha, 0.5 times, his annual base salary. In addition, as of the date of termination, all vested stock options held by the executive will be exercisable for twelve (12) months following the termination date. Further, for Mr. Conway, subject to the executive’s copayment of premium amounts at the active employees’ rate, the Company is required to continue paying its share of the premiums for the executive’s participation in the Company’s group health plans for twelve (12) months following his termination. In the case of Messrs. Shrestha, Middleton and Fullerton, they are entitled to have their group health insurance extend through the end of the month in which the date of termination occurs and the Company will either provide a lump sum payment or a monthly subsidy equal to twelve (12) times the Company’s share of the monthly health insurance premium for the health insurance plan applicable on the date of termination.

The employment agreements also provide that if, within twelve (12) months after a “Change in Control,” as defined in the applicable employment agreement, the Company terminates such executive’s employment without Cause or the executive terminates his employment for “Good Reason,” as defined in the applicable employment agreement, then such executive shall be entitled to: (i) receive a lump sum payment equal to 100% of, or in the case of Mr. Shrestha 50% of, the sum of (i) his average annual base salary over the three (3) fiscal years immediately prior to the Change in Control (or the executive’s annual base salary in effect immediately prior to the Change in Control, if higher) and his average annual bonus over the three (3) fiscal years prior to the Change in Control (or the executive’s annual bonus in effect immediately prior to the Change in Control, if higher), (ii) accelerated vesting of his stock options and other stock-based awards that would have vested had he remained an active employee for twelve (12) months following his termination, (iii) subject to the executive’s copayment of premium amounts at the active employees’ rate, continued payment by the Company of its share of the premiums for the executive’s participation in the Company’s group health plans for twelve (12) months following the date of termination for Mr. Conway or, in the case of Messrs. Shrestha, Middleton and Fullerton, they are entitled to have their group health insurance extend through the end of the month in which the date of termination occurs and the Company will either provide a lump sum payment or monthly subsidy equal to twelve (12) times the Company’s share of the monthly health insurance premium for the health insurance plan applicable on the date of termination, and (iv) all reasonable legal and arbitration fees and expenses incurred in obtaining or enforcing any right or benefit under the executive’s employment agreement except in cases involving frivolous or bad faith litigation.
Pursuant to the award agreements for the PSOs granted to the named executive officers, if a Sale Event occurs, the number of shares earned will be determined as of immediately prior to the Sale Event based on the sale price in the transaction. If the PSOs are not assumed, substituted or continued by the Company or its successor entity, and any earned shares underlying the PSOs will accelerate and vest as of immediately prior to the Sale Event. If the PSOs are assumed, substituted or continued in a Sale Event, the earned shares will vest on the earlier of (x) the original time-based vesting date and (y) the termination of the named executive officer’s service relationship by the Company or its successor without “Cause” or by the named executive officer for “Good Reason” (each, as defined in the applicable award agreement).
Potential Payments Upon Termination or Change in Control
Messrs. Marsh, Shrestha, Middleton, Fullerton and Conway are parties to employment agreements with the Company that provide for potential payment and benefits upon certain qualifying terminations of employment as discussed above in “Employment Arrangements.” In addition, the award agreements for the PSOs granted to each named executive officer provide for potential acceleration of vesting in connection with a Sale Event, as also described above in “Employment Arrangements.”
Severance payments and benefits under the employment agreements are subject to the executive signing a general release of claims in a form and manner satisfactory to the Company and such release becoming effective. An executive is not entitled to receive any such payment or benefits in the event he breaches the Employee Patent, Confidential

Information and Non-Compete Agreement referenced in the executive’s respective employment agreement or any non-compete, non-solicit or non-disclosure covenants in any agreement between the Company and such executive. We agreed to provide severance payments to such executives in these circumstances based on our negotiations with each of our executives at the time he joined our Company, or as negotiated subsequent to hiring, and in order to provide a total compensation package that we believe to be competitive. Additionally, we believe that providing severance upon a termination of employment without Cause can help to encourage our executives to take the risks that we believe are necessary for our Company to succeed and also recognize the longer hiring process typically involved in hiring a senior executive. If Mr. Marsh had been terminated without Cause on December 31, 2024 and such termination was not within twelve (12) months following a Change in Control, the approximate value of the severance package, including, as described above in “Employment Arrangements,” salary, benefits and accelerated vesting of equity awards, under his employment agreement would have been $926,330. If Messrs. Shrestha, Middleton, Fullerton or Conway, had been terminated without Cause on December 31, 2024 and such termination was not within twelve (12) months following a Change in Control, the approximate value of the severance packages, including, as described above in “Employment Arrangements,” salary, benefits and accelerated vesting of equity awards, under the respective employment agreement for such named executive officer would have been as follows: Mr. Shrestha — $339,467, Mr. Middleton — $698,542, Mr. Fullerton — $567,815 and Mr. Conway — $526,664.
Messrs. Marsh, Shrestha, Middleton, Fullerton and Conway are parties to employment agreements with the Company, respectively, that provide for a potential payment upon a termination of employment by the Company without Cause or a resignation by the executive for Good Reason within twelve (12) months following a Change in Control, as described above in “Employment Arrangements.” Such payments by the Company to any of the executives are subject to the executive signing a general release of claims in a form and manner satisfactory to the Company and the effectiveness of such release. An executive is not entitled to receive any such payment in the event he breaches the Employee Patent, Confidential Information and Non-Compete Agreement referenced in each executive’s respective employment agreement or any non-compete, non-solicit or non-disclosure covenants in any agreement between the Company and such executive.
We agreed to provide payments to these executives in these circumstances in order to provide a total compensation package that we believe to be competitive. Additionally, the primary purpose of our equity-based incentive awards is to align the interests of our executives and our stockholders and provide our executives with strong incentives to increase stockholder value over time. As change in control transactions typically represent events where our stockholders are realizing value for their equity interests in our Company, we believe it is appropriate for our executives to share in this realization of stockholder value, particularly where their employment is terminated in connection with the change in control transaction. We believe that this will also help to better align the interests of our executives with our stockholders in pursuing and engaging in these transactions.
If a Change in Control had occurred on December 31, 2024 and on that date the employment of Mr. Marsh, Mr. Shrestha, Mr. Middleton, Mr. Fullerton and Mr. Conway had been terminated by the Company without Cause or the executive had resigned for

Good Reason, the value of the of the severance packages, including, as mentioned above in “Employment Arrangements,” salary, benefits and accelerated vesting of equity awards, under the employment agreements and PSOs awards for each such named executive officer would have been as follows: Mr. Marsh — $3,101,138, Mr. Shrestha — $393,493, Mr. Middleton — $3,575,984, Mr. Fullerton — $562,527 and Mr. Conway — $643,744. The employment agreements provide for a modified cutback such that, any payments or benefits payable under the employment agreements or otherwise would be subject to the excise tax imposed by Section 4999 of the Code, the executive will receive the greater after-tax amount of either: (i) the full payment or (ii) a reduced payment that does not give rise to the excise tax imposed by Section 4999 of the Code. The foregoing numbers do not reflect any cutback. None of the executives are entitled to any tax gross- up payments related to severance payments or otherwise.
Pay Versus Performance Disclosure
Pursuant to Section 953(a) of the Dodd-Frank Act and Item 402(v) of SEC Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” (“CAP”) to the Company’s principal executive officer (“PEO”) and average CAP of the non-PEO named executive officers (the “Non-PEO NEOs”) and certain aspects of the financial performance of the Company. The Compensation Committee does not utilize CAP as the basis for making compensation decisions. For further information concerning our compensation philosophy and how we align executive compensation with our performance, please see the section titled “Compensation Discussion and Analysis” above.
Pay Versus Performance Table
					Value of Initial Fixed $100 Investment Based on:(4)
Year(1)	Summary Compensation Table Total for PEO(2)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs(3)	Plug Power Total Shareholder Return	Peer Group Total Shareholder Return(5)	GAAP Net Income ($mil.)	GAAP Revenue ($mil.)
2024	$2,240,079	$(406,623)	$2,760,755	$1,749,209	$67	$138	$(2,105)	$629
2023	$7,252,805	$(4,110,966)	$3,697,805	$(1,575,440)	$142	$170	$(1,369)	$891
2022	$766,555	$(75,973,705)	$935,683	$(26,246,111)	$391	$190	$(724)	$701
2021	$52,248,305	$3,988,254	$23,665,540	$11,696,569	$893	$274	$(460)	$502
2020	$13,630,072	$80,721,434	$5,333,470	$27,607,125	$1,073	$282	$(596)	$(93)

(1)
Andrew J. Marsh served as the PEO for the entirety of 2024, 2023, 2022, 2021, and 2020. Our Non-PEO NEOs for the applicable years were as follows:

•
2024: Sanjay K. Shrestha, Paul B. Middleton, Dean Fullerton, and Gerard L. Conway, Jr.

•
2023: Paul B. Middleton, Sanjay K. Shrestha, Gerard L. Conway, Jr., and Jose Luis Crespo

•
2022: Paul B. Middleton, Sanjay K. Shrestha, Gerard L. Conway, Jr., Jose Luis Crespo, Dirk Ole Hoefelmann, and Keith C. Schmid

•
2021: Paul B. Middleton, Sanjay K. Shrestha, Dirk Ole Hoefelmann, and Gerard L. Conway, Jr.

•
2020: Paul B. Middleton, Sanjay K. Shrestha, Keith C. Schmid, and Jose Luis Crespo

(2)
Amounts reported in these columns represent (i) the total compensation reported in the Summary Compensation Table (“SCT”) for the applicable year in the case of our PEO, Mr. Marsh, and (ii) the average of the total compensation reported in the SCT for the applicable year for our Non-PEO NEOs.

(3)
Amounts reported in these columns represent CAP; adjustments were made to the amounts reported in the SCT for the applicable year. A reconciliation of the adjustments for Mr. Marsh and for the average of the Non-PEO NEOs is set forth in the following table, which describes the adjustments, each of which is prescribed by the SEC rules, to calculate the CAP Amounts from SCT amounts.

	2024		2023		2022		2021		2020
	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Summary Compensation Table Total	$2,240,079	$2,760,755	$7,252,805	$3,697,805	$766,555	$935,683	$52,248,305	$23,665,540	$13,630,072	$5,333,470
Minus Change in Pension Value Reported in SCT for the Covered Year	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Plus Pension Value Service Cost for the Covered Year	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Minus Stock Award Value and Option Award Value Reported in SCT for the Covered Year	$(1,612,500)	$(1,635,938)	$(6,485,000)	$(3,242,500)	$0	$517,333	$50,800,000	$22,887,250	$11,438,075	$4,168,991
Plus Year End Fair Value of Equity Awards Granted During the Covered Year that Remain Outstanding and Unvested as of Last Day of the Covered Year	$1,102,500	$1,323,516	$2,945,000	$1,472,500	$0	$324,000	$52,156,620	$22,534,449	$32,956,000	$11,986,625
Plus Year over Year Change in Fair Value as of the Last Day of the Covered Year of Outstanding and Unvested Equity Awards Granted in Prior Years	$(1,553,923)	$(582,721)	$(6,350,608)	$(2,967,601)	$(73,054,958)	$(25,617,390)	$(40,367,440)	$(9,546,769)	$33,624,033	$11,020,441
Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Covered Year	$0	$106,031	$0	$0	$0	$0	$0	$0	$0	$0
Plus Year over Year Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Years that Vested During the Covered Year	$(123,779)	$(41,495)	$(1,473,163)	$(535,644)	$(3,685,302)	$(1,371,071)	$(9,249,231)	$(2,069,401)	$11,949,404	$3,435,580

	2024		2023		2022		2021		2020
	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Minus Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Year	$(459,000)	$(180,939)	$0	$0	$0	$0	$0	$0	$0	$0
Plus Value of Dividends or other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation for the Covered Year	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Compensation Actually Paid	$(406,623)	$1,749,209	$(4,110,966)	$(1,575,440)	$(75,973,705)	$(26,246,111)	$3,988,254	$11,696,569	$80,721,434	$27,607,125
(4)
Total Shareholder Return (“TSR”) is cumulative for the measurement periods beginning on December 31, 2019 and ending on December 31 of each of 2024, 2023, 2022, 2021 and 2020, respectively, calculated in accordance with Item 201(e) of Regulation S-K.

(5)
“Peer Group” represents the NASDAQ Clean Edge Green Energy Index, a published industry index, which is used by the Company for purposes of compliance with Item 201(e) of Regulation S-K.

In the table above, the unvested equity values are computed in accordance with the methodology used for financial reporting purposes, and for unvested awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the year.
Performance Measures Used to Link Company Performance and CAP. The following is a list of performance measures that in our assessment represent the most important performance measures used by the Company to link CAP to the named executive officers for 2024. Each metric below is used for purposes of determining payouts under our annual incentive program. Please see the section titled “Compensation Discussion and Analysis” for a further description of these metrics and how they are used in the Company’s executive compensation program.
Gross Margin
Cash Usage
Revenue
Bookings
Inventory
Plant Construction and Investment

Relationship between CAP and TSR. The graph below illustrates the relationship between our TSR and the Peer Group TSR, as well as the relationship between PEO and average Non-PEO NEOs CAP and our TSR.
Relationship between CAP and GAAP Net Income. The graph below illustrates the relationship between the PEO and average Non-PEO NEOs CAP and our GAAP net income.

Relationship between CAP and GAAP Revenue (our Company-Selected Measure). The graph below illustrates the relationship between the PEO and average Non-PEO NEOs CAP and the Company’s GAAP revenue.

PROPOSAL 2: APPROVAL TO AMEND THE COMPANY’S CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
The Amendment to Increase Shares of our Common Stock
Our Board has unanimously approved, subject to stockholder approval, an amendment to our charter to increase the total number of authorized shares of common stock from 1,500,000,000 to 3,000,000,000. The Authorized Share Increase Proposal will not change the number of authorized shares of preferred stock, which currently consists of 5,000,000 shares of preferred stock.
Reasons for the Authorized Share Increase Proposal
Currently, we are authorized to issue up to 1,500,000,000 shares of common stock. As of the Record Date, there were 1,146,559,359 shares of common stock issued and outstanding and 346,317,670 shares of common stock issuable as follows: (i) 2,078,156 shares of common stock issuable upon the vesting of restricted stock units (“RSUs”), (ii) 36,201,819 shares of common stock issuable pursuant to the exercise of stock options at a weighted average exercise price of $8.70 per share, (iii) 75,022,634 shares of common stock issuable to Amazon.com NV Investment Holdings LLC, Walmart, Inc. and Giner ELX Inc. upon the exercise of outstanding warrants at a weighted average exercise price of $8.98 per share, (iv) 7,000,000 shares of common stock issuable to Amazon.com NV Investment Holdings LLC for which the exercise price is not yet determined, (v) 185,430,464 shares of common stock issuable upon exercise of warrants at an exercise price of $2.00 per share, (vi) 33,049,906 shares of common stock issuable upon conversion of the 7.00% Convertible Senior Notes due June 2026 at a conversion price of $4.25 per share and (vii) 7,534,691 shares reserved for issuance under the 2021 Plan, leaving 7,122,971 shares of common stock available for issuance, excluding shares of common stock issuable under our “at-the-market” equity offering program. Therefore, we currently have less than 0.5% of our total authorized shares of common stock available for future issuance.
Approval of the Authorized Share Increase Proposal is critical. If our stockholders do not approve the Authorized Share Increase Proposal, then we will not have the needed additional shares available to execute on our business plans and strategy, which could adversely affect our financial performance and growth. Without an increase in the number of authorized shares of common stock, we will be constrained in our ability to address ongoing business needs and to participate in various corporate purposes as may be determined by our Board to be necessary or desirable.
Our Board believes it is in the best interests of the Company to increase the number of authorized shares of common stock in order to give the Company greater flexibility in considering and planning for future potential business needs. As is currently the case, our Board, in its discretion and subject to applicable law and stock exchange rules, would determine whether, when and on what terms to issue shares of common stock. Although there are no immediate plans, arrangements, commitments or understandings with respect to the issuance of the additional shares of common stock that would be authorized by the Authorized Share Increase Proposal, our Board believes it is important to provide the Company with the ability to respond to future business opportunities requiring the issuance of shares, including the consummation of equity-based financings, acquisitions or strategic joint venture transactions involving the issuance of shares, and to issue additional equity awards to employees, officers, directors and consultants, without the potential expense and delay associated with obtaining stockholder approval for a particular issuance.
In determining the size of the proposed authorized share increase, our Board consulted Institutional Shareholder Services and considered a number of factors, including the amount of capital needed to fund our operations, the need to issue equity awards and the potential need for additional shares in connection with future equity or equity-linked transactions, acquisitions or other strategic transactions.
Potential Effects of the Authorized Share Increase Proposal
The Authorized Share Increase Proposal will not have any immediate effect on the rights of our existing stockholders. Our Board will have the authority to issue additional shares of common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of the stock exchange. Issuance of additional shares of common stock would not affect the rights of the holders of our issued and outstanding shares of common stock, except for effects incidental to any increase in the number of shares of common stock issued and outstanding, such as dilution of earnings per share and voting rights. The additional authorized shares of common stock, if and when issued, would be part of the existing class of our common stock and would have the same rights and privileges as the shares of our common stock currently outstanding. Our stockholders do not have preemptive rights with respect to our common stock. Therefore, should our Board determine to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase such shares in order to maintain their proportionate ownership thereof.
Although our Board believes the Authorized Share Increase Proposal is in the best interests of the Company and our stockholders, it is possible that subsequent issuances of shares of common stock could have the effect of delaying or preventing a change in control of the Company. Shares of authorized and unissued common stock could, within the limits imposed by applicable law, be issued in one or more transactions that could make a change in control of the Company more difficult, and therefore, less likely. While it may be deemed to have a potential anti-takeover effect, the proposal to increase the authorized common stock is not prompted by any specific effort of which we are aware to accumulate shares of our common stock or obtain control of the Company.
Text of Authorized Share Increase Proposal
The proposed amendment would amend and restate the first paragraph of Article IV of our charter in its entirety as follows:
“The total number of shares of capital stock which the Corporation shall have the authority to issue is Three Billion Five Hundred Five Million (3,505,000,000) shares, of which (i) Three Billion (3,000,000,000) shares shall be Common Stock, par value $0.01 per share, and (ii) Five Million (5,000,000) shares shall be preferred stock, par value $0.01 per share (consisting of 170,000 shares of previously designated Series A Junior Participating Cumulative Preferred Stock and 4,830,000 shares of undesignated preferred stock).”

The form of the proposed certificate of amendment to our charter to effect the change to Article IV of our charter is attached as Appendix A to this proxy statement.
Timing and Effect of the Authorized Share Increase Proposal
If the Authorized Share Increase Proposal is approved by our stockholders, it will become effective immediately upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. If more than one of the charter amendment proposals in this proxy statement are approved by stockholders, we may, following the effectiveness of the amendments that are approved and become effective, file a restated certificate of incorporation that integrates the provisions of the charter as so amended. If the Authorized Share Increase Proposal is not approved by our stockholders, our charter will not reflect this change. In accordance with the DGCL, the Board may elect to abandon or delay the Authorized Share Increase Proposal without further action by the stockholders at any time prior to the effectiveness of the filing of the certificate of amendment with the Secretary of State of the State of Delaware if circumstances change and it determines, in its sole discretion at any time, that this Proposal 2 is no longer in the best interests of the Company and our stockholders, notwithstanding stockholder approval of the Authorized Share Increase Proposal.
Vote Required for Approval
A quorum being present, the affirmative vote of a majority of shares outstanding and entitled to vote on the matter is required to approve this Proposal 2. Abstentions and broker non-votes will count the same as votes cast against this Proposal 2.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AUTHORIZED SHARE INCREASE PROPOSAL.

PROPOSAL 3: APPROVAL TO AMEND THE COMPANY’S CHARTER TO, AT THE DISCRETION OF THE BOARD OF DIRECTORS, EFFECT A REVERSE STOCK SPLIT
General
Our Board approved and declared advisable, subject to stockholder approval, an amendment to our charter which would effect a reverse stock split (the “Reverse Stock Split”) of our issued common stock by combining issued shares of common stock into a lesser number of issued shares of common stock at a ratio of not less than 1-for-5 and not more than 1-for-200, with the exact ratio to be set within this range by our Board at its sole discretion. We believe that enabling our Board to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement the split in a manner designed to maximize the anticipated benefits to us and our stockholders. The determination of the ratio of the Reverse Stock Split will be based on a number of factors as described below under the heading “Determination of the Reverse Stock Split Ratio.” The form of the proposed certificate of amendment to our charter to effect the Reverse Stock Split is attached as Appendix B to this proxy statement.
Reasons for the Reverse Stock Split Proposal
Our stockholder base includes a significant number of retail investors. As of June 5, 2025, retail investors held approximately 50% of our outstanding common stock. The Company’s experience over the last few years is that a significant number of its retail investors do not, either directly or through their brokerage accounts, complete their proxies or otherwise deliver voting instructions. With the recent elimination of discretionary voting at several large brokerage firms, the Company has experienced lower voter participation at its annual meeting of stockholders. For example, despite the Company’s tremendous solicitation efforts last year, shares representing only 47.99% of the voting power were present at the Company’s 2024 annual meeting of its stockholders, compared to shares representing 56.21% and 63.31% of the voting power that were present at the Company’s 2023 and 202 annual meeting of its stockholders, respectively.
Delaware has recently recognized the difficulty that companies with substantial retail investors have in obtaining the necessary stockholder vote to approve corporate actions that are generally viewed as routine matters — such as amending the charter to increase the authorized shares or effect a reverse stock split — and adopted Section 242(d)(2) of the DGCL to lower the threshold vote required for stockholder approval. Since the adoption of Section 242(d)(2), to the extent permitted under a charter, a charter amendment to increase the number of authorized shares or implement a reverse stock split now only requires the affirmative vote of a majority of the votes cast, so long as (a) the applicable class of shares is listed on a national securities exchange immediately before the charter amendment becomes effective and (b) the company meets exchange listing requirements concerning minimum number of stockholders immediately after the amendment becomes effective.
The Company’s charter, which was adopted at the time of its initial public offering in 1999, has not been modernized and requires the affirmative vote of the majority of shares outstanding and entitled to vote on the matter. As the Company is not able to avail itself of the lower stockholder voting requirement under Section 242(d)(2) of the DGCL with respect to Proposal 2 (Authorized Share Increase Proposal), the Company is seeking approval of the Reverse Stock Split to allow the Company to increase its available authorized shares of common stock in the event the Company is unable to obtain the requisite votes to approve Proposal 2. Because the number of issued shares of our common stock will be reduced in proportion to the ratio selected by the Board, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our common stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.
The Company will not have sufficient shares available to execute on its business plans and strategy without additional available authorized shares of common stock. We strongly encourage you to vote in favor of this Proposal 3 so that the Board may increase its authorized shares by effectuating the Reverse Stock Split in the event that we are unable to obtain the requisite votes to approve Proposal 2.
Effects of the Reverse Stock Split
Effect of the Reverse Stock Split on Par Value; Reduction in Stated Capital.
The Reverse Stock Split will not affect the par value of our common stock, which will remain at $0.01 per share of common stock. As a result, the stated capital on our balance sheet attributable to our common stock, which consists of the par value per share of common stock multiplied by the aggregate number of shares of common stock issued (including treasury shares), will be reduced in proportion to the final Reverse Stock Split ratio selected by the Board. Correspondingly, our additional paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to the Company upon issuance of all currently outstanding shares of common stock, will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.
Effect of the Reverse Stock Split on Issued Shares
If the Reverse Stock Split is effected, it will reduce the total number of issued shares of our common stock (which includes both outstanding shares of common stock and shares held in treasury) by the Reverse Stock Split ratio of 1-for-5 to 1-for-200. Accordingly, each of our stockholders will own fewer shares of our common stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split results in any stockholders owning a fractional share. In lieu of issuing fractional shares, the Company will make arrangements with the Company’s transfer agent to aggregate all fractional shares otherwise issuable in the Reverse Stock Split and sell these whole shares as soon as possible after the effective time of the Reverse Stock Split at then prevailing market prices on the open market on behalf of those holders, and then pay each such holder its, his or her pro rata portion of the total net sale proceeds. Voting rights and other rights of the holders of common stock will not be affected by the Reverse Stock Split. Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of our common stock will remain $0.01. After the effective time of the Reverse Stock Split, our common stock will have a new committee on uniform securities identification procedures (“CUSIP”) number, which is a number used to identify our common stock, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.
Effect of the Reverse Stock Split on Authorized Share Capital
As described above, if the Reverse Stock Split is effected, the total number of shares of capital stock that we are authorized to issue will remain the same as prior to the Reverse Stock Split. Because the number of issued shares of our common stock will be reduced in proportion to the ratio selected by the Board, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our common stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split. Following the Reverse Stock Split, the Board will have the authority, subject to applicable laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. As of the Record Date, we had 1,146,559,359 shares of common stock issued and outstanding and 20,405,997 shares of common stock held in treasury. The following table illustrates the anticipated effects of the Reverse Stock Split, without giving effect to an increase in the number of authorized shares of common stock if Proposal 2 (Authorized Share Increase Proposal) is approved and without giving effect to the treatment of fractional shares, on our shares based on information as of the Record Date. Because the Reverse Stock Split Proposal will have the effect of substantially increasing the number of shares available for issuance by the Company, under no circumstance will we implement both Proposal 2 and this Proposal 3, if approved, to increase the number of authorized shares of common stock. This chart is for illustrative purposes only:
Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Outstanding	Number of Shares of Common Stock Reserved for Future Issuance*	Number of Shares of Common Stock Authorized but Unissued and Unreserved	Hypothetical Initial Market Value of Shares of Common Stock Authorized but Unissued and Unreserved**
Pre-Reverse Stock Split	1,500,000,000	1,146,559,359	346,317,670	7,122,971	$0.87
Post-Reverse Stock Split 1:5	1,500,000,000	229,311,872	69,263,534	1,201,424,594	$4.35
Post-Reverse Stock Split 1:50	1,500,000,000	22,931,188	6,926,354	1,470,142,458	$43.50
Post-Reverse Stock Split 1:100	1,500,000,000	11,465,594	3,463,177	1,485,071,229	$87.00
Post-Reverse Stock Split 1:200	1,500,000,000	5,732,797	1,731,589	1,492,535,615	$174.00

*
Includes shares of common stock reserved for issuance (i) upon the exercise of currently exercisable options and warrants, (ii) upon the settlement of RSUs, (iii) under the 2021 Plan and (iv) upon the conversion of the 7.00% Convertible Senior Notes due June 2026.

**
Based on a hypothetical post-split stock price calculated by multiplying the closing stock price on June 5, 2025 of $0.87 by the Reverse Stock Split ratio.

Effect of the Reverse Stock Split on the Company’s 2021 Plan
If the Reverse Stock Split Proposal is approved and the Reverse Stock Split is effected, the total number of shares of common stock reserved for issuance under the

2021 Plan would be reduced in proportion to the ratio selected by our Board. As of the Record Date, there were a total of (i) 38,279,975 shares of common stock reserved for issuance upon the exercise of stock options and the settlement of RSUs outstanding under the 2021 Plan, and (ii) 7,534,691 shares remained available for future awards under our 2021 Plan. Following the Reverse Stock Split, if any, such shares of common stock reserved for issuance upon the exercise of stock options and the settlement of RSUs would be reduced to between approximately 382,800 and 7,655,995 shares and such shares available for future issuance under our 2021 Plan would be reduced to between approximately 75,347 and 1,506,939 shares, depending on the Reverse Stock Split ratio fixed by the Board within the range approved by our stockholders and not including the increase in available shares under the 2021 Plan if Proposal 6 is approved.
Under the terms of our outstanding options and RSUs, the Reverse Stock Split would adjust and proportionately reduce the number of shares of common stock issuable upon exercise or settlement, as applicable, of such options and RSUs in the same ratio of the Reverse Stock Split and, correspondingly, would proportionately increase the exercise price of such options. The number of shares of common stock issuable upon exercise or settlement of outstanding options and RSUs and the exercise or purchase price related thereto, as applicable, would be equitably adjusted in accordance with the terms of the 2021 Plan. No fractional shares shall be issued under the 2021 Plan resulting from any such adjustment, but the administrator of the 2021 Plan in its discretion may make a cash payment in lieu of fractional shares.
Effect of the Reverse Stock Split on Warrants
If the Reverse Stock Split is effected, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of the warrants into shares of the Company’s common stock. This will result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to the warrants will be proportionately adjusted based on the final Reverse Stock Split ratio, subject to our treatment of fractional shares.
Effect of the Reverse Stock Split on Voting Rights
Proportionate voting rights and other rights of the holders of common stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding common stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding common stock after the Reverse Stock Split.
Effect of the Reverse Stock Split on Stock Price
A decrease in the number of outstanding shares of our common stock resulting from the Reverse Stock Split should, absent other factors, increase the per share market price of our common stock. If implemented, the Reverse Stock Split and the resulting increase in the price per share of our common stock may also assist in our capital-raising efforts by making our common stock more attractive to a broader range of investors and promote greater liquidity for our stockholders. A greater price per share of our common stock could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our common stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. The Reverse Stock Split could also increase interest in our common stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.
Risks Associated with the Reverse Stock Split
The Reverse Stock Split may not increase the price of our common stock over the long-term.
We expect that, if implemented, the Reverse Stock Split will increase the trading price of our common stock. However, the effect of any Reverse Stock Split on the market price of our common stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of common stock will proportionally increase the market price of our common stock, we cannot assure you that, if implemented, the Reverse Stock Split will increase the market price of our common stock by a multiple of the Reverse Stock Split ratio or result in any permanent or sustained increase in the market price of our common stock. The market price of our common stock may be affected by other factors that may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.
The Reverse Stock Split may decrease the liquidity of our common stock.
The liquidity of our common stock may be negatively impacted by the Reverse Stock Split, if implemented. There can be no assurance that the market price of our common stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split. If the price per share of our common stock does not increase as a result of the Reverse Stock Split, the Reverse Stock Split, which will reduce the total number of outstanding shares of common stock, may lead to reduced trading and a smaller number of market makers for our common stock.
The Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell.
If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of fewer than 100 shares of common stock. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of common stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their common stock.
The Reverse Stock Split may lead to a decrease in our overall market capitalization.
If implemented, the Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our common stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of common stock outstanding following the Reverse Stock Split.
Determination of the Reverse Stock Split Ratio
The Board believes that stockholder approval of an amendment that gives the Board the discretion to implement the Reverse Stock Split at a ratio of between 1-for-5 and 1-for-200 is advisable and in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split may be implemented, if necessary. We believe that the proposed Reverse Stock Split ratio range provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be no more than 1-for-200.
The selection of the specific Reverse Stock Split ratio may be based on several factors, including, among other things:
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the per share price of our common stock immediately prior to the proposed Reverse Stock Split;

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the expected stability of the per share price of our common stock following the proposed Reverse Stock Split;

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the likelihood that the proposed Reverse Stock Split will result in increased marketability and liquidity of our common stock;

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prevailing market conditions;

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general economic conditions in our industry; and

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our market capitalization before, and anticipated market capitalization after, the proposed Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.
Board Discretion to Effect the Reverse Stock Split
If this Proposal 3 is approved by our stockholders, the Board will have the sole discretion, and reserves the right, to implement the Reverse Stock Split or to not effect the

Reverse Stock Split at all on or prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by our stockholders at the Annual Meeting. The Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is advisable and in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by our stockholders at the Annual Meeting, the authority granted in this Proposal 3 to implement the Reverse Stock Split will terminate and the Reverse Stock Split will be abandoned.
Effectiveness of the Reverse Stock Split
The Reverse Stock Split, if approved by our stockholders, will become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware, the form of which is attached to this proxy statement as Appendix B. The exact timing of the filing of the certificate of amendment will be determined by the Board based upon its evaluation of when such action will be most advantageous to the Company and our stockholders. The Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing such amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and our stockholders.
Treatment of Fractional Shares in the Reverse Stock Split
The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of common stock that is not evenly divisible by the Reverse Stock Split ratio. Instead, the Company’s transfer agent will aggregate all fractional shares and sell them as soon as practicable at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share. After the transfer agent’s completion of such sale, stockholders will receive a cash payment from the Company’s transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.
If a stockholder who holds shares in certificated form is entitled to a payment in lieu of any fractional share interest, the stockholder will receive payment as soon as practicable after the stockholder has submitted an executed transmittal letter and surrendered all certificates held by such stockholder immediately prior to the effective time of the Reverse Stock Split representing shares of common stock. If a stockholder holds shares of our common stock with a bank, broker or other nominee, the stockholder should contact its, his or her bank, broker or other nominee for information on the treatment and processing of fractional shares by its, his or her bank, broker or other nominee. A stockholder who holds shares in book-entry form will receive payment for any fractional shares as soon as practicable after the effective time after the Reverse Stock Split without need for further action by the stockholder. The cash payment is subject to applicable federal and state income tax and state abandoned property laws. No transaction costs will be assessed on stockholders for the cash payment. Stockholders will not be entitled to receive interest for the period of time between the effective time of the Reverse Stock Split and the date payment is made for their fractional share interest in the common stock.

Potential Anti-Takeover Effect
This Proposal 3, if adopted and implemented, will result in a relative increase in the number of authorized but unissued shares of common stock vis-à-vis the outstanding shares of common stock and could, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of common stock could dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company. However, the Reverse Split Proposal providing for the Reverse Stock Split is not being proposed in response to any effort of which the Company is aware to accumulate shares of common stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of issued shares of common stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
Procedure for Effecting Reverse Split and Exchange of Stock Certificates
If the Reverse Stock Split is effected, each certificate representing pre-Reverse Stock Split shares of common stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares of post-Reverse Stock Split common stock at the effective time of the Reverse Stock Split. As soon as practicable after the effective time of the Reverse Stock Split, our transfer agent will mail a letter of transmittal to the stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-Reverse Stock Split shares of common stock to our transfer agent in exchange for certificate(s) representing post-Reverse Stock Split shares of common stock. No certificate(s) representing post-Reverse Stock Split shares of common stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-Reverse Stock Split shares of common stock, together with a properly completed and executed letter of transmittal, to our transfer agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-Reverse Stock Split shares of common stock for certificate(s) representing post-Reverse Stock Split shares of common stock registered in the same name.
Stockholders who hold uncertificated shares of common stock electronically in “book-entry” form will have their holdings electronically adjusted by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. If any certificate(s) or book-entry statement(s) representing pre-Reverse Stock Split shares of common stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Stock Split shares of common stock will contain the same restrictive legend or notation.
Any stockholder whose share certificate(s) representing pre-Reverse Stock Split shares of common stock has been lost, stolen or destroyed will only be issued post-Reverse Stock Split common stock after complying with the requirements that we and our transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

Interests of Directors and Executive Officers
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal 3 except to the extent of their ownership of shares of our common stock.
Appraisal Rights
Under the DGCL, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.
Regulatory Approvals
The Reverse Stock Split will not be consummated, if at all, until after approval of the stockholders is obtained. We are not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the certificate of amendment to effect the Reverse Stock Split with the Secretary of State of the State of Delaware.
Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Code and the current Treasury regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion. These authorities may change or be subject to differing interpretations. Changes to the laws or differing interpretation could alter the tax consequences described below, possibly with retroactive effect. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a reverse split. There can be no assurance the Internal Revenue Service or a court will not take a contrary position to that discussed below regarding the tax consequences of the Reverse Stock Split.
This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax or U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of common stock were, and the post-Reverse Stock Split shares of common stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.
As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

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a citizen or resident of the U.S.;

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a corporation or other entity taxed as a corporation created or organized in or under the laws of the U.S., any state thereof or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

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a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

Provided that the Reverse Stock Split qualifies as a recapitalization, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split common stock for post-Reverse Stock Split common stock. The aggregate tax basis of the post-Reverse Stock Split common stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split common stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split common stock should include the period during which the stockholder held the pre-Reverse Stock Split common stock exchanged in the Reverse Stock Split.
As noted above, we will not issue fractional shares of common stock in connection with the Reverse Stock Split and a stockholder generally will not recognize gain or loss on the Reverse Stock Split, except in respect of any cash received in lieu of a fractional share interest. A holder of the pre-split shares who receives cash generally will be treated as having exchanged a fractional share interest for cash in a redemption that is subject to Section 302 of the Code, which redemption will either be taxed as a distribution under Section 301 of the Code (which either will be a dividend or a return of capital followed by capital gains depending on whether the Company has “earnings and profits” for U.S. federal income tax purposes) or an exchange to such U.S. holder, depending on that U.S. holder’s particular facts and circumstances. If the redemption is treated as a sale, the holder will recognize capital gain or loss equal to the difference between the portion of the tax basis of the post-split shares allocated to the fractional share interest and the cash received.
All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split.
Vote Required for Approval
A quorum being present, the affirmative vote of a majority of the voting power of the shares of common stock and Series F Mirroring Preferred Stock outstanding and entitled to vote on the matter, voting together as a single class, is required. Abstentions and broker non-votes will count the same as votes cast against the Reverse Stock Split Proposal.
Proposal 2 (Authorized Share Increase Proposal) requests that stockholders approve an amendment to our charter to increase the total number of authorized shares of common stock. If Proposal 3 (Reverse Stock Split Proposal) is approved, it will have the effect of substantially increasing the number of shares of common stock available for issuance by the Company. Under no circumstance will we implement both Proposal 2 (Authorized Share

Increase Proposal) and Proposal 3 (Reverse Stock Split), if approved, to increase the number of our authorized shares of common stock.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

PROPOSAL 4: APPROVAL TO AMEND THE COMPANY’S CHARTER TO PROVIDE THAT THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK OR UNDESIGNATED PREFERRED STOCK MAY BE INCREASED OR DECREASED BY THE REQUISITE VOTE OF THE HOLDERS OF CAPITAL STOCK ENTITLED TO VOTE THEREON, WITHOUT EITHER CLASS VOTING AS A SEPARATE CLASS IRRESPECTIVE OF THE PROVISIONS OF SECTION 242(B)(2) OF THE DGCL
Overview
On May 6, 2025, our Board approved a proposal, subject to stockholder approval, to amend Article IV of our charter to provide that the authorized number of shares of the Company’s common stock or undesignated preferred stock may be increased or decreased by the requisite vote of the holders of capital stock entitled to vote thereon, without either class voting as a separate class irrespective of the provisions of Section 242(b)(2) of the DGCL. Under Section 242(b)(2) of the DGCL, the holders of a class of stock are entitled to vote as a class on any increase or decrease in the authorized number of shares of the class, whether or not entitled to vote thereon under the charter. Section 242(b)(2) provides, however, that the charter may provide that the shares of any class of stock may be increased or decreased by the requisite vote of the holders of stock entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL. Pursuant to new Section 242(d)(2) of the DGCL, unless otherwise required by a corporation’s charter, the threshold for stockholder approval of a charter amendment to implement an increase or decrease in the number of authorized shares of a class of capital stock of a corporation or to effect a reverse stock split with respect to issued shares of a class of capital stock of a corporation is the affirmative vote of a majority of the votes cast, so long as (a) the applicable class of shares is listed on a national securities exchange immediately before the charter amendment becomes effective and (b) the corporation will meet exchange listing requirements concerning minimum number of stockholders immediately after the amendment becomes effective. In addition, new Section 242(d)(1) of the DGCL provides that a corporation may effect a forward stock split of a class of stock (and, in connection therewith, increase the number of authorized shares of such class up to an amount proportionate to the split) without a stockholder vote if the corporation has only one class of shares outstanding and that class is not divided into series. Nevertheless, under Article IX of our charter, any amendment to Article IV of the charter would require the vote of the holders of a majority of the outstanding stock entitled to vote thereon.
Under our current charter, any increase in the authorized shares of the common stock would require a separate vote of the holders of common stock. Our Board believes that it is advisable and in the best interests of our stockholders to amend Article IV of the charter to opt-out of the separate class vote requirement under Section 242(b)(2) and permit the holders of our voting stock to approve amendments to our charter that would increase or decrease the authorized shares of our common stock. This amendment would enable us to issue one or more series of preferred stock that would be entitled to participate in any vote to increase the authorized shares of common stock, including a series of preferred stock with special voting rights that would effectively allow us to replicate the voting standard now applicable under Section 242(d) of the DGCL. We refer to this proposed amendment as the “Class Vote Amendment”. The text of the proposed Class Vote Amendment is set forth in Appendix C to this proxy statement.

Purpose and Effect of the Class Vote Amendment Proposal
If the Class Vote Amendment Proposal is approved, our charter will allow increases and decreases (but not below the number of shares of any class of capital stock that are then outstanding) in the number of authorized shares of any class of capital stock of the Company to be approved by the requisite vote of the stockholders entitled to vote thereon.
Given our large retail stockholder base and generally low voting participation of non-insiders, the Class Vote Amendment Proposal will enable us to issue a series of voting preferred stock from our “blank check” authority to participate in a vote on an increase or decrease of our common stock, thereby allowing us to replicate the vote that is now required under Section 242(d) of the DGCL. Many corporations have historically struggled to obtain the necessary stockholder approval to effect increases in their authorized stock due to low turnout by retail investors. Delaware law recognized this reality, which in part gave rise to the amendments to Section 242 of the DGCL. If the Class Vote Amendment Proposal is approved, we would have to implement a “super-voting preferred stock” such as the Series F Mirroring Preferred Stock as a means to magnify the vote of the stockholders who participate in a vote to bolster the prospect of achieving the heightened voting standard under the Company’s charter in future votes.
Timing and Effect of the Class Vote Amendment Proposal
If the Class Vote Amendment Proposal is approved by our stockholders, it will become effective immediately upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. If more than one of the charter amendment proposals in this proxy statement are approved by stockholders, we may file a restated certificate of incorporation that integrates the provisions of the charter as so amended. If the Class Vote Amendment Proposal is not approved by our stockholders, our charter will not be amended to reflect this change.
Vote Required for Approval
A quorum being present, the affirmative vote of a majority of shares outstanding and entitled to vote on the matter is required to approve this Proposal 4. Abstentions and broker non-votes will count the same as votes cast against this Proposal 4.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE CLASS VOTE AMENDMENT PROPOSAL.

PROPOSAL 5: APPROVAL TO AMEND THE COMPANY’S CHARTER TO PROVIDE FOR EXCULPATION OF OFFICERS FROM BREACHES OF FIDUCIARY DUTY TO THE EXTENT PERMITTED BY DGCL
Background
The State of Delaware enacted legislation that amended Section 102(b)(7) of the DGCL to enable Delaware corporations to limit the personal liability of certain officers for breaches of the duty of care in limited circumstances. Effective August 1, 2022, Section 102(b)(7) of the DGCL was amended to permit Delaware corporations to include in their charter limitations of monetary liability for certain officers in addition to directors. DGCL Section 102(b)(7) permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Our charter already eliminates the monetary liability of directors for breaches of the duty of care to the extent permitted by Section 102(b)(7) of the DGCL but does not include a provision that allows analogous protections to our officers. The officers that would be exculpated are: (i) those who serve as our president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer and (ii) individuals who are or have been identified in our public filings as the most highly compensated officers.
Reasons for the Officer Exculpation Amendment Proposal
Our Board believes it is appropriate for public companies in states that allow exculpation of officers to have exculpation clauses in their charter. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time sensitive opportunities and challenges, which can create a substantial risk of investigations, claims, actions, suits, or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Our Board believes it is important to provide protection from certain liabilities and expenses that may discourage current or prospective officers from serving. In the absence of such protection, qualified officers might be deterred from serving as officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. In particular, our Board took into account the narrow class and type of claims that such officers would be exculpated from liability pursuant to DGCL Section 102(b)(7), including the fact that the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit, the limited number of our officers that would be impacted, and the benefits our Board believes would accrue to us by providing exculpation in accordance with DGCL Section 102(b)(7), including, without limitation, the ability to attract and retain key officers and the potential to reduce litigation costs associated with frivolous lawsuits. Our Board also took into account its observation that numerous public companies incorporated in the State of Delaware have adopted exculpation clauses that limit the personal liability of officers in their charter and that the proposed amendment would align the protections for our officers with those protections currently afforded to our directors.
Our Board balanced these considerations with our corporate governance guidelines and practices and determined that it is advisable and in the best interests of the Company and our stockholders to amend the current exculpation and liability provision in our charter to adopt DGCL Section 102(b)(7) and extend exculpation protection to certain of our officers in addition to our directors. We refer to this proposed amendment to our charter, as the “Officer Exculpation Amendment” in this proxy statement. The Officer Exculpation Amendment would not have the effect of expanding or otherwise altering the scope of the current exculpation protections available to our directors.
The proposed Officer Exculpation Amendment is not being proposed in response to any specific resignation, threat of resignation, or refusal to serve by any officer.
Text of Proposed Officer Exculpation Amendment to the Charter
The proposed Officer Exculpation Amendment would add new Article X to our charter which will read as follows:
“1.   To the fullest extent permitted by the DGCL, as the same exists or may thereafter be amended from time to time, an Officer (as defined in Section 102(b)(7) for purposes of this Article X) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of such Officer’s fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Amended and Restated Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.
2.   Any repeal or modification of this Article X by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such repeal or modification with respect to any acts or omissions occurring before such repeal or modification of a person serving as an Officer at the time of such repeal or modification.”
The text of the proposed Officer Exculpation Amendment is set forth in Appendix D to this proxy statement.
Effect of the Officer Exculpation Amendment Proposal
The proposed Officer Exculpation Amendment would allow for the exculpation of certain of our officers to the fullest extent permitted by the DGCL. As described above, this means that the proposed Officer Exculpation Amendment would allow for the exculpation of covered officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by us or for derivative claims brought by stockholders in our name. The Officer Exculpation Amendment would not limit the liability of officers for any breach of the duty of loyalty to us or our stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit.
The Officer Exculpation Amendment also provides that if the DGCL is further amended to eliminate or limit the liability of officers, the liability of such officers will be limited or eliminated to the fullest extent permitted by law, as so amended.
The proposed Officer Exculpation Amendment would not be retroactive to acts or omissions occurring prior to its effective date.
Timing and Effect of the Officer Exculpation Amendment Proposal
If the Officer Exculpation Amendment Proposal is approved by our stockholders, it will become effective immediately upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. If more than one of the charter amendment proposals in this proxy statement are approved by stockholders, we may, following the effectiveness of such amendments, file a restated certificate of incorporation that integrates our charter, as so amended. If the Officer Exculpation Amendment Proposal is not approved by our stockholders, our charter will not be amended to reflect this change.
Vote Required for Approval
A quorum being present, the affirmative vote of a majority of shares outstanding and entitled to vote on the matter is required to approve this Proposal 5. Abstentions and broker non-votes will count the same as votes cast against this Proposal 5.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE OFFICER EXCULPATION AMENDMENT PROPOSAL.

PROPOSAL 6: APPROVAL TO AMEND THE COMPANY’S 2021 STOCK OPTION AND INCENTIVE PLAN, AS AMENDED, TO INCREASE THE NUMBER OF SHARES THEREUNDER
Overview
On May 6, 2025, our Board approved Amendment No. 3 to the 2021 Plan, subject to the approval of our stockholders at the Annual Meeting. The amendment will increase the number of shares of common stock authorized for issuance under the 2021 Plan from 51,400,000 shares to 91,400,000 shares, an increase of 40,000,000 shares (the “2021 Plan Amendment” and the 2021 Plan, as amended by the 2021 Plan Amendment, the “Amended 2021 Plan”). The Plan Amendment will also increase the number of shares that may be issued in the form of incentive stock options from 51,400,000 shares to 91,400,000 shares. The full text of the proposed 2021 Plan Amendment is attached hereto as Appendix E.
Reasons for Voting for the 2021 Plan Amendment Proposal
As of March 31, 2025, 6,463,923 shares of common stock were available for issuance under the 2021 Plan. We currently expect that these shares, together with shares which become available due to forfeitures and cancellation of outstanding awards, will be insufficient to make awards to new hires, directors and existing employees for the remainder of 2025.
Our overall compensation objective is to compensate our personnel in a manner that attracts and retains highly talented and passionate team of manufacturing and service technicians, engineers, scientists, innovators and business leaders. Our employees are our most valuable asset, and we strive to provide them with compensation packages that are competitive, that reward individual and Company performance, and that help meet our retention needs. Equity awards, whose value depends on our stock performance and which require continued service over time before any value can be realized, help achieve these objectives and are a key element of our compensation program. Our Board believes that our broad-based equity compensation program is essential to attract, retain and motivate people with the necessary talent and experience and to provide additional incentive to achieve our short- and long-term business objectives, and ultimately increase stockholder value.
One alternative to using equity awards would be to significantly increase cash compensation. We do not believe this would be practical or advisable. We believe that a combination of equity and cash compensation is better for attracting, retaining, and motivating employees, consultants and directors, particularly in light of the highly innovative and competitive industry in which we operate. Any significant increase in cash compensation in lieu of equity awards would reduce the cash otherwise available for operations and investment in our business. Furthermore, we do not believe a more cash-oriented program would have the same long-term retention value or serve to align the interests of our employees, consultants and directors with those of our stockholders as effectively as a program that includes equity.
We recognize that equity awards dilute existing stockholders, and, therefore, we are mindful to responsibly manage the growth of our equity compensation program. We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. The Compensation Committee carefully monitors our annual net share usage, total dilution and equity expense in order to maximize stockholder value by granting only the number of equity incentive awards that it believes are necessary and appropriate to attract, reward, and retain our employees.
Summary of Key Stock Plan Data
Share Usage
The following table sets forth information regarding stock-settled, time-vested equity awards granted, and performance-based equity awards earned, over each of the last three fiscal years:
	2024	2023	2022	3-Year Average
Stock Options/Stock Appreciation Rights (SARs) Granted	12,227,935	6,849,689	3,261,724	7,446,449
Restricted Shares/Units Granted	4,052,391	4,131,193	4,289,682	4,157,755
Performance-Based Stock Options Earned*	—	4,270,000	—	1,423,333
Weighted-Average Basic Common Shares Outstanding	785,024,373	595,468,419	579,716,708	653,403,167
Share Usage Rate	2.07%	2.56%	1.30%	1.99%

*
For purposes of the foregoing table, we calculate the share usage rate based on the applicable number of performance-based stock options earned during each applicable year. For reference, (x) the performance-based stock options granted in 2023 (assuming maximum performance achievement) was 6,405,000 and (y) the performance-based stock options granted in 2024 (assuming maximum performance achievement) was 2,952,500.

Overhang as of the Record Date
The following table sets forth certain information as of June 9, 2025, unless otherwise noted, with respect to the Company’s outstanding equity awards. The fully-diluted “overhang” assumes that the entire share reserve is granted in stock options/SARs.
Shares available for issuance under the 2021 Plan (a)	7,534,691
Additional shares requested for approval under the 2021 Plan (b)	40,000,000
Shares subject to outstanding stock options/SARs	36,201,819
Weighted – average exercise price of outstanding stock options/SARs	$8.70
Weighted – average remaining term of outstanding stock options/SARs	6.46 years
Shares subject to outstanding full-value stock awards	5,680,731
Total outstanding stock options/SARs and full-value stock awards (c)	41,882,550
Shares of common stock outstanding as of the Record Date (d)	1,146,559,359
Fully-diluted Overhang (a+b+c) divided by (a+b+c+d)	7.23%

As of June 5, 2025, the per-share closing price of our common stock as reported on the Nasdaq Capital Market was $0.87.
Summary of the Amended 2021 Plan
The material features of the Amended 2021 Plan are described below. The following description of the Amended 2021 Plan is intended to be a summary only and is qualified in its entirety by the full text of the 2021 Plan, which is included as Appendix B of the Company’s definitive proxy statement on Schedule 14A filed with the SEC on July 9, 2021, as amended by Amendment No. 1 to the 2021 Plan, which is included as Appendix A of the Company’s definitive proxy statement on Schedule 14A filed with the SEC on May 2, 2022, Amendment No. 2 to the 2021 Plan, which is included as Appendix A of the Company’s definitive proxy statement on Schedule 14A filed with the SEC on May 16, 2023, and the proposed 2021 Plan Amendment, which is attached to this proxy statement as Appendix E. Stockholders are urged to read the actual text of the 2021 Plan and the amendments in their entirety.
Administration.   The Amended 2021 Plan will be administered by the Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Amended 2021 Plan. The Compensation Committee may delegate to a committee consisting of one or more of our officers the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act, subject to certain limitations and guidelines.
Eligibility; Plan Limits.   All of our officers, employees, non-employee directors and consultants are eligible to participate in the Amended 2021 Plan, subject to the discretion of the administrator. As of March 31, 2025, approximately 2,871 individuals would have been eligible to participate in the Amended 2021 Plan had it been effective on such date, which includes nine executive officers, 2,854 employees who are not executive officers, and eight non-employee directors. There are certain limits on the number of awards that may be granted under the Amended 2021 Plan. For example, if the 2021 Plan Amendment Proposal is approved, no more than 91,400,000 shares of common stock may be granted in the form of incentive stock options.
Director Compensation Limit.   The Amended 2021 Plan provides that the value of all awards awarded under the Amended 2021 Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year shall not exceed $950,000.
Minimum Vesting Period.   The minimum vesting period for each equity award granted under the Amended 2021 Plan must be at least one year, provided (1) that up to 5% of the shares authorized for issuance under the Amended 2021 Plan may be utilized for unrestricted stock awards or other equity awards with a minimum vesting period of less than one year and (2) annual awards to non-employee directors that occur in connection with the Company’s annual meeting of stockholders may vest on the date of the Company’s next annual meeting of stockholders that is at least 50 weeks after the immediately preceding year’s annual meeting. In addition, the Compensation Committee may grant equity awards that vest within one year (i) if such awards are granted as substitute awards in replacement of other awards (or awards previously granted by an entity being acquired

(or assets of which are being acquired)) that were scheduled to vest within one year or (ii) if such awards are being granted in lieu of fully vested cash compensation.
Stock Options.   The Amended 2021 Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the Amended 2021 Plan will be non-qualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of Plug Power and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive stock options and to non-employee directors and consultants. The option exercise price of each option will be determined by the Compensation Committee. Except in the case of options (i) granted pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) granted to individuals who are not subject to U.S. income tax on the date of grant or (iii) that are compliant with Section 409A of the Code, the exercise price of an option may not be less than 100% of the fair market value of the Company’s common stock on the date of grant. Fair market value for this purpose will be determined by reference to the price of the shares of the Company’s common stock on the Nasdaq Capital Market. The exercise price of an option may not be reduced after the date of the option grant without stockholder approval, other than to appropriately reflect changes in our capital structure.
The term of each option will be fixed by the Compensation Committee and generally may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee. In general, unless otherwise permitted by the Compensation Committee, no option granted under the Amended 2021 Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.
Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of the Company’s common stock that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to us by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, non-qualified options may be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the aggregate exercise price. To qualify as incentive stock options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options that first become exercisable by a participant in any one calendar year.
Stock Appreciation Rights.   The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine. Stock appreciation rights entitle the recipient to shares of the Company’s common stock or cash equal to the value of the appreciation in the stock price over the exercise price. Except in the case of stock appreciation rights (i) granted pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) granted to individuals who are not subject to U.S. income tax on the date of grant or (iii) that are compliant with Section 409A of the Code, the exercise price may not be less than the fair market value of the Company’s common stock on the date of grant. The term of a stock appreciation right generally may not exceed ten years.
Restricted Stock.   The Compensation Committee may award shares of the Company’s common stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment (or other service relationship) with us through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividends but dividends payable with respect to a restricted stock award shall not be paid unless and until the awards vests.
Restricted Stock Units.   The Compensation Committee may award RSUs to participants. RSUs are ultimately payable in the form of shares of the Company’s common stock or cash subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment (or other service relationship) with us through a specified vesting period. In the Compensation Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a RSU award, subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code.
Unrestricted Stock Awards.   The Compensation Committee may also grant (or sell at par value or such higher price determined by the Compensation Committee) shares of the Company’s common stock that are free from any restrictions under the Amended 2021 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.
Dividend Equivalent Rights.   The Compensation Committee may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of the Company’s common stock. Dividend equivalent rights may be granted as a component of an award of RSUs or as a freestanding award and will be paid only if the related award becomes vested. Dividend equivalent rights may not be granted as a component of a stock option or stock appreciation right award. Dividend equivalent rights may be settled in cash, shares of the Company’s common stock or a combination thereof, in a single installment or installments, as specified in the award.
Cash-Based Awards.   The Compensation Committee may grant cash bonuses under the Amended 2021 Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals.
“Double-Trigger” Change of Control Provisions.   In the event of a “Sale Event,” as defined in the Amended 2021 Plan, awards under the Amended 2021 Plan may be assumed, continued or substituted. In the event that awards are not assumed, continued or substituted, except as otherwise provided in the award agreement, upon the effective time of the Sale Event, all awards with time-based conditions or restrictions will become vested and exercisable or non-forfeitable upon the Sale Event, and awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable based on actual performance if determinable or target performance if not determinable. In addition, we may make or provide for payment, in cash or in kind, to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights (provided that, in the case of an option or stock appreciation right with an exercise price equal to or greater than the per share cash consideration, such option or stock appreciation right shall be cancelled for no consideration). We also have the option to make or provide for a payment, in cash or in kind, to grantees holding other awards in an amount equal to the per share cash consideration multiplied by the number of vested shares under such awards. All awards will terminate in connection with a Sale Event unless they are assumed by the successor entity. To the extent that awards are assumed, continued or substituted in connection with a Sale Event, except as otherwise provided in the award agreement, if, during the 24-month period following the Sale Event, the grantee’s service relationship is terminated by the Company or its successor without “Cause” or by the grantee for “Good Reason,” any then outstanding awards that are not vested and exercisable or nonforfeitable immediately prior to such termination shall become fully vested and exercisable or nonforfeitable as of the date of termination (with performance-based awards deemed earned based on actual performance if determinable or target performance if not determinable).
Adjustments for Stock Dividends, Stock Splits, Etc.   The Amended 2021 Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of the Company’s common stock that are subject to the Amended 2021 Plan, to certain limits in the Amended 2021 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.
Tax Withholding.   Participants in the Amended 2021 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The Compensation Committee may require that tax withholding obligations satisfied by withholding shares of the Company’s common stock to be issued pursuant to exercise or vesting. The Compensation Committee may also require our tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to us in an amount that would satisfy the withholding amount due.
Amendments and Termination.   The Board may at any time amend or discontinue the Amended 2021 Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the Nasdaq Rules, any amendments that materially change the terms of the Amended 2021 Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive stock options.
Effective Date of 2021 Plan.   The 2021 Plan Amendment was approved by our Board on May 6, 2025. Awards of incentive stock options may be granted under the Amended

2021 Plan until June 29, 2031. No other awards may be granted under the Amended 2021 Plan after July 30, 2031.
2021 Plan Benefits
Since the initial approval of the 2021 Plan through the Record Date, the following number of equity awards have been granted to the individuals and groups described in the table below. No other equity awards have been granted to any other individuals or groups under the 2021 Plan as of such date.
Name and Position	Number of Shares Underlying Stock Options (#)	Number of Shares Underlying Restricted Stock Awards (#)
Andrew J. Marsh, Chief Executive Officer and Director	7,000,000	—
Sanjay K. Shrestha, President	3,500,000	—
Paul B. Middleton, Chief Financial Officer, Chief Accounting Officer and Executive Vice President	3,500,000	1,421,218
Dean C. Fullerton, Chief Operating Officer	1,000,000	—
Gerald L. Conway, Jr., General Counsel	3,300,000	119,134
All current executive officers, as a group	18,300,000	1,540,352
All current directors who are not executive officers, as a group	597,204	436,836
All current employees who are not executive officers, as a group	30,544,000	12,155,934
New 2021 Plan Benefits
Because the grant of awards under the Amended 2021 Plan is within the discretion of the Compensation Committee, we cannot determine the dollar value or number of shares of the Company’s common stock that will in the future be received by or allocated to any participant under the Amended 2021 Plan.
Tax Aspects Under the Code
The following is a summary of the principal federal income tax consequences of certain transactions under the Amended 2021 Plan. It does not describe all federal tax consequences under the Amended 2021 Plan, nor does it describe state or local tax consequences.
Incentive Stock Options.   No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If shares of the Company’s common stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) we will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.
If shares of the Company’s common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the exercise price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of common stock.
If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.
Non-Qualified Options.   No income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.
Other Awards.   We generally will be entitled to a tax deduction in connection with other awards under the Amended 2021 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.
Parachute Payments.   The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a Sale Event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
Limitation on Deductions.   Under Section 162(m) of the Code, our deduction for awards under the Amended 2021 Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.

Equity Compensation Plan Information
The following table gives information, as of December 31, 2024, about the shares of our common stock that may be issued under our equity compensation plans:
Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)(1)	Number of shares remaining for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by security holders	38,373,482(2)	$8.66	4,347,212(3)
Equity compensation plans not approved by security holders	316,666(4)	$5.68	—
Total	38,690,148		4,347,212

(1)
The weighted-average exercise price is calculated solely based on outstanding options.

(2)
Represents 32,771,582 shares underlying outstanding options issued under the 2021 Plan and 5,601,900 shares underlying outstanding options issued under the 2011 Plan. The amounts reported in the table do not include 6,750,372 shares of restricted stock granted under the 2021 Plan.

(3)
Includes shares available for future issuance under the 2021 Plan.

(4)
Included in equity compensation plans not approved by stockholders are shares granted to induce highly-qualified prospective officers and employees who are not currently employed by the Company and its subsidiaries to accept employment and provide them with a proprietary interest in the Company. No specific shares have been allocated for this purpose, but rather equity awards are approved by the Board in specific circumstances.

Timing and Effect of the 2021 Plan Amendment Proposal
If this Proposal 6 is approved by our stockholders, the 2021 Plan Amendment will become effective as of the date of stockholder approval. If this Proposal 6 is approved by our stockholders, we intend to file with the SEC a registration statement on Form S-8 covering the additional 40,000,000 shares of our common stock issuable under the Amended 2021 Plan. If stockholders do not approve this Proposal 6, the proposed 2021 Plan Amendment will not take effect and our current 2021 Plan will continue to be administered in its current form. However, as a result of the limited number of shares remaining available for issuance under the 2021 Plan, our projections show that the current share reserve will not likely be sufficient to cover anticipated new equity grants needed beyond the Annual Meeting.
Our executive officers and directors have an interest in this Proposal 6 by virtue of their being eligible to receive equity awards under the Amended 2021 Plan.

Vote Required for Approval
A quorum being present, the affirmative vote of a majority of the votes properly cast is required for the approval of the 2021 Plan Amendment. Abstentions and broker non-votes will not have an effect on the outcome of this Proposal 6.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE 2021 PLAN AMENDMENT PROPOSAL.

PROPOSAL 7: NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION
Overview
Pursuant to the Dodd-Frank Act, which added Section 14A to the Exchange Act, we are providing our stockholders with the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or the compensation of any particular officer, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices.
As described in the section titled “Compensation Discussion and Analysis,” herein, our executive compensation program is designed to (1) attract and retain talented and experienced executives, (2) motivate and reward executives whose knowledge, skills and performance are critical to our success, (3) provide a competitive compensation package which is weighted towards pay-for-performance and in which total compensation is primarily determined by Company and individual results and the creation of stockholder value, (4) ensure fairness among the executive management team by recognizing the contributions each executive makes to our success, and (5) motivate our executives to manage our business to meet our short- and long-term objectives and reward them for meeting these objectives. In order to align executive compensation with the interests of our stockholders, a significant portion of compensation for our named executive officers is “at risk,” and/or contingent upon the successful achievement of annual strategic corporate goals that we believe will drive stockholder value. The Compensation Committee and the Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our objectives. Accordingly, we are asking our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the stockholders of Plug Power Inc. (the “Company”) approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”
We encourage stockholders to read closely the “Executive Compensation” section of this proxy statement beginning with “Compensation Discussion and Analysis” for additional details on the Company’s executive compensation programs and philosophy.
This vote is advisory, and therefore will not be binding upon the Company, the Board, or the Compensation Committee. However, the Board and the Compensation Committee value constructive dialogue with, and the opinions of, our stockholders on executive compensation and will take into account the outcome of the vote when considering future compensation decisions for our named executive officers.
Vote Required for Approval
A quorum being present, the affirmative vote of a majority of the votes properly cast is required to approve this Proposal 7. Abstentions and broker non-votes will not have an effect on the outcome of this Proposal 7.

Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 8: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
Introduction
The Audit Committee has appointed the firm Deloitte & Touche LLP to serve as independent auditors of the Company for 2025. Deloitte & Touche LLP has served as the Company’s independent auditor since March 16, 2022. The Audit Committee reviewed and discussed its selection of, and the performance of, Deloitte & Touche LLP for 2024. As a matter of good corporate governance, the Audit Committee has determined to submit its selection to stockholders for ratification. If the selection of the independent auditors is ratified, the Audit Committee in its discretion may select different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
The Audit Committee has implemented procedures under the Company’s Audit Committee pre-approval policy for audit and non-audit services (the “Pre-Approval Policy”) to ensure that all audit and permitted non-audit services to be provided to the Company have been pre-approved by the Audit Committee. Specifically, the Audit Committee pre-approves the use of Deloitte & Touche LLP for specific audit and non-audit services, within approved monetary limits. If a proposed service has not been pre-approved pursuant to the Pre-Approval Policy, then it must be specifically pre-approved by the Audit Committee before it may be provided by Deloitte & Touche LLP. Any pre- approved services exceeding the pre-approved monetary limits require specific approval by the Audit Committee. For additional information concerning the Audit Committee and its activities with Deloitte & Touche LLP, see “Committees and Meetings of the Board of Directors” and “Audit Committee Report” above.
Representatives of Deloitte & Touche LLP attended four meetings of the Audit Committee during 2024. We expect that a representative of Deloitte & Touche LLP will be present via live webcast at the Annual Meeting and will have an opportunity to make a statement if he or she so desires and to respond to appropriate questions.
Vote Required for Approval
A quorum being present, the affirmative vote of the holders of a majority of the votes properly cast is required for the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025. Abstentions and broker non-votes will not have an effect on the outcome of this Proposal 8.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025.

RELATED PARTY TRANSACTIONS POLICIES AND PROCEDURES AND TRANSACTIONS WITH RELATED PERSONS
Investor Agreement
Pursuant to the Investor Agreement, Grove Energy Capital LLC (“Grove Energy”), a subsidiary of SK Holdings, Co., Ltd. is entitled to designate one person (the “SK Designee”) to be appointed to the Board. Grove Energy has the right to require the Board to nominate the SK Designee for election to the Board by the stockholders of the Company at annual stockholder meetings until the earliest of (i) the date on which Grove Energy and its affiliates beneficially own less than 4.0% of our issued and outstanding common stock and (ii) any expiration or termination of the definitive joint venture agreement between the Company and SK E&S Co., Ltd. As of the Record Date, Grove Energy held 4.8% of our outstanding shares.
Related Party Transaction Policy
The Board has adopted a written related party transaction policy that requires the Company’s General Counsel, together with outside counsel as necessary, to evaluate potential transactions in which the Company is a participant and in which a related party or an affiliate of a related party has an interest prior to the Company entering into any such transaction to determine whether such contemplated transaction requires the approval of the Board, the Audit Committee, both or neither. The policy defines a “related party” as: (i) the Company’s directors or executive officers, (ii) the Company’s director nominees, (iii) security holders known to the Company to beneficially own more than 5% of any class of the Company’s voting securities, or (iv) the immediate family members of any of the persons listed in items (i) – (iii).
Other than as otherwise disclosed herein, since January 1, 2024, there was no transaction or series of similar transactions to which the Company was or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any related party had or will have a direct or indirect material interest.

PRINCIPAL STOCKHOLDERS
The following table sets forth information regarding the beneficial ownership of our common stock as of June 9, 2025:
•
all persons known by us to have beneficially owned 5% or more of our common stock;

•
each director of the Company;

•
the named executive officers; and

•
all current executive officers, directors, and nominees as a group.

The beneficial ownership of the stockholders listed below is based on publicly available information and from representations of such stockholders.
	Shares Beneficially Owned(2)
Name and Address of Beneficial Owner(1)	Number	Percentage (%)
Norges Bank (Central Bank of Norway)(3)	87,963,025	7.67%
Andrew J. Marsh(4)	3,874,606	*
Sanjay K. Shrestha(5)	1,598,588	*
Paul B. Middleton(6)	3,489,111	*
Dean C. Fullerton(7)	343,814	*
Gerard L. Conway, Jr.(8)	1,872,516	*
Colin M. Angle	13,309	*
Mark J. Bonney(9)	155,707	*
Maureen O. Helmer(10)	351,474	*
Patrick Joggerst(11)	146,170	*
Gregory L. Kenausis(12)	494,437	*
Kavita Mahtani(13)	182,225	*
George C. McNamee(14)	1,165,923	*
Gary K. Willis(15)	781,188	*
All current executive officers and directors as a group (14 persons)(16)(17)	16,199,250	1.41%

*
Represents less than 1% of the outstanding shares of our common stock.

(1)
Unless otherwise indicated, we believe that each stockholder named in the table above has sole voting and investment power with respect to all shares beneficially owned by them. Unless otherwise indicated by footnote, the mailing address for each stockholder is c/o Plug Power Inc. 125 Vista Boulevard, Slingerlands, New York 12159.

(2)
The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC and includes voting or investment power with respect to securities. Under Rule 13d-3 under the Exchange Act, beneficial ownership includes any shares to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days of June 9, 2025, through the exercise of any warrant, stock option or other right. The inclusion in this table of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. The number of shares of our common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options, warrants or other rights held by such person that are exercisable within 60 days of June 9, 2025 but excludes shares of common stock underlying options, warrants or other rights held by any other person. Percentage of beneficial ownership is based on 1,146,559,359 shares of common stock outstanding as of June 9, 2025. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares of common stock beneficially owned by the stockholder.

(3)
Information is based on a Schedule 13D/A filed with the SEC on October 10, 2024. Norges Bank (Central Bank of Norway) reported sole voting power over 69,679,769 and sole dispositive power over 31,752,862. The address of the principal business office of Norges Bank (Central Bank of Norway) is Bankplassen 2, PO Box 1170 Sentrum, NO 0107 Oslo, Norway.

(4)
Includes 2,983,334 shares of common stock issuable upon exercise of outstanding options.

(5)
Includes 1,416,666 shares of common stock issuable upon exercise of outstanding options.

(6)
Includes 1,525,000 shares of common stock issuable upon exercise of outstanding options.

(7)
Includes 333,333 shares of common stock issuable upon exercise of outstanding stock options.

(8)
Includes 1,528,335 shares of common stock issuable upon exercise of outstanding options.

(9)
Includes 57,923 shares of common stock issuable upon exercise of outstanding options.

(10)
Includes 100,658 shares of common stock issuable upon exercise of outstanding options.

(11)
Includes 57,923 shares of common stock issuable upon exercise of outstanding options.

(12)
Includes 140,658 shares of common stock issuable upon exercise of outstanding options.

(13)
Includes 65,044 shares of common stock issuable upon exercise of outstanding options.

(14)
Includes 149,622 shares of common stock issuable upon exercise of outstanding options, 300,000 shares of common stock held by a family trust, 191 shares owned by Mr. McNamee’s spouse, and 315 shares owned by Mr. McNamee’s children.

(15)
Includes 219,622 shares of common stock issuable upon exercise of outstanding options.

(16)
Includes 9,614,787 shares of common stock issuable upon exercise of outstanding options, of which 333,333 become exercisable within 60 days of June 9, 2025.

(17)
Consists of the shares of common stock reflected in notes (4) through (15) and includes shares of common stock beneficially owned by Jose Luise Crespo, who is an executive officer but was not a named executive officer in the last fiscal year.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires the Company’s officers, as defined by Section 16, directors, and persons or entities who own more than 10% of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons or entities are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To our knowledge, based on our review of the copies of such filings and based on written representations, we believe that all such persons and entities complied on a timely basis with all Section 16(a) filing requirements during the fiscal year ended December 31, 2024, except that the following persons filed the following Form 4s late on the following dates:
•
On April 8, 2024, Kavita Mahtani filed a Form 4 disclosing an award of common stock made on April 1, 2024 pursuant to the Company’s Non-Employee Directors Compensation Plan.

•
On August 9, 2024, Paul B. Middleton, Gerard L. Conway, Jr., and Jose Luis Crespo each filed a Form 4 disclosing a tax withholding event in connection with the vesting of restricted stock awards on May 9, 2024.

•
On August 22, 2024, Colin M. Angle filed a Form 4 disclosing a grant of stock options to purchase common stock made on August 16, 2024 pursuant to the Company’s Non-Employee Director Compensation Plan.

•
On October 3, 2024, Martin D. Hull filed a Form 4 disclosing a tax withholding event in connection with the vesting of restricted stock awards on September 22, 2024.

•
On November 25, 2024, Paul B. Middleton filed a Form 4 disclosing a grant of restricted stock awards made on November 19, 2024 pursuant to the 2021 Plan.

SUBMISSION OF STOCKHOLDER PROPOSALS OR DIRECTOR NOMINATIONS FOR 2026 ANNUAL MEETING
Any stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act and intended to be presented at the 2026 Annual Meeting of Stockholders must be received by the Company on or before February 9, 2026 to be eligible for inclusion in the Company’s proxy statement and form of proxy to be distributed by the Board in connection with that meeting. Any such proposal should be mailed to: Corporate Secretary, Plug Power Inc., 125 Vista Boulevard, Slingerlands, New York 12159. Such proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement and form of proxy.
Any stockholder proposals (including nominations for election to the Board) intended to be presented at the Company’s 2026 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to Rule 14a-8, must be received in writing at the principal executive office of the Company no earlier than March 5, 2026 and no later than April 4, 2026. If the date of the 2026 Annual Meeting is scheduled for a date more than 30 days before or more than 60 days after July 3, 2026, then such proposals must be received not later than the close of business on the later of the 90th day prior to the scheduled date of the 2026 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting is first made, as set forth in the Company’s Bylaws. Stockholder proposals must include all supporting documentation and satisfy other requirements required by the Company’s Bylaws. Proxies solicited by the Board will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.
To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 4, 2026.
Stockholder nominees and the required notice should be mailed to: Corporate Secretary, Plug Power Inc., 125 Vista Boulevard, Slingerlands, New York 12159.
We also encourage you to submit any such proposals and required notices via email to investors@plugpower.com.

APPENDIX A
CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
PLUG POWER INC.
Plug Power Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:
FIRST:
That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment of Amended and Restated Certificate of Incorporation (this “Amendment”); and (ii) declaring this Amendment to be advisable, submitted to and considered by the stockholders of the Corporation entitled to vote thereon for approval by the affirmative vote of such stockholders in accordance with the terms of the Corporation’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), and Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”) and recommended for approval by the stockholders of the Corporation.

SECOND:
That this Amendment was duly adopted in accordance with the terms of the Certificate of Incorporation and the provisions of Section 242 of the DGCL by the Board of Directors and stockholders of the Corporation.

THIRD:
That upon the effectiveness of this Amendment, the Certificate of Incorporation is hereby amended such that the first paragraph of Article IV of the Certificate of Incorporation shall be deleted in its entirety and replaced with the following:

“The total number of shares of capital stock which the Corporation shall have the authority to issue is Three Billion Five Hundred Five Million (3,505,000,000) shares, of which (i) Three Billion (3,000,000,000) shares shall be Common Stock, par value $0.01 per share, and (ii) Five Million (5,000,000) shares shall be preferred stock, par value $0.01 per share (consisting of 170,000 shares of previously designated Series A Junior Participating Cumulative Preferred Stock and 4,830,000 shares of undesignated preferred stock).”
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Amended and Restated Certificate of Incorporation to be executed by Andrew Marsh, its Chief Executive Officer, this      day of            .
PLUG POWER INC.
By:

Name:
Andrew Marsh

Title:
Chief Executive Officer

A-1

APPENDIX B
CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
PLUG POWER INC.
Plug Power Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:
FIRST:
That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment of Amended and Restated Certificate of Incorporation (this “Amendment”); and (ii) declaring this Amendment to be advisable, submitted to and considered by the stockholders of the Corporation entitled to vote thereon for approval by the affirmative vote of such stockholders in accordance with the terms of the Corporation’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), and Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”) and recommended for approval by the stockholders of the Corporation.

SECOND:
That this Amendment was duly adopted in accordance with the terms of the Certificate of Incorporation and the provisions of Section 242 of the DGCL by the Board of Directors and stockholders of the Corporation.

THIRD:
That upon the effectiveness of this Amendment, the Certificate of Incorporation is hereby amended such that the following paragraph shall be added following the last paragraph of ARTICLE IV of the Certificate of Incorporation:

“Effective as of [TIME] (Eastern time) on [DATE] (the “Effective Time”), each [NUMBER OF SHARES]1 shares of Common Stock issued prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) fully paid and nonassessable share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.01 per share. No fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split and, in lieu thereof, the Corporation’s transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share. After the transfer agent’s completion

1
This amendment approves the reverse stock split of the Corporation’s Common Stock, at a ratio in the range of 1-for-5 to 1-for-200. By approving this amendment, the stockholders of the Corporation would be deemed to approve the exact ratio at a whole number within the range referred to above as determined by the Board of Directors in its sole discretion.

B-1

of such sale, such stockholders shall receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale. A stockholder who holds shares in certificated form will receive such net proceeds as soon as practicable after the Effective Time and after the stockholder has submitted a transmittal letter and surrendered his or her Old Certificates (as defined below), while a stockholder who holds shares in book-entry form will receive such net proceeds as soon as practicable without need for further action by the stockholder. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Amended and Restated Certificate of Incorporation to be executed by Andrew Marsh, its Chief Executive Officer, this      day of            .
PLUG POWER INC.
By:

Name:
Andrew Marsh

Title:
Chief Executive Officer

B-2

APPENDIX C
CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
PLUG POWER INC.
Plug Power Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:
FIRST:
That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment of Amended and Restated Certificate of Incorporation (this “Amendment”); and (ii) declaring this Amendment to be advisable, submitted to and considered by the stockholders of the Corporation entitled to vote thereon for approval by the affirmative vote of such stockholders in accordance with the terms of the Corporation’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), and Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”) and recommended for approval by the stockholders of the Corporation.

SECOND:
That this Amendment was duly adopted in accordance with the terms of the Certificate of Incorporation and the provisions of Section 242 of the DGCL by the Board of Directors and stockholders of the Corporation

THIRD:
Upon the effectiveness of this Amendment, the fourth paragraph of Article IV of the Certificate of Incorporation is hereby deleted and is replaced in its entirety with the following:

“Except as otherwise provided in any certificate of designation of any series of Undesignated Preferred Stock, the number of authorized shares of the class of Common Stock or Undesignated Preferred Stock may be increased or decreased (but not below the number of shares of such class then outstanding) by the requisite vote of the holders of capital stock of the Corporation entitled to vote thereon and no vote of the holders of either the Common Stock or the Undesignated Preferred Stock voting separately as a class shall be required therefor irrespective of the provisions of Section 242(b)(2) of the DGCL”
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Amended and Restated Certificate of Incorporation to be executed by Andrew Marsh, its Chief Executive Officer, this    day of         , 2025.
PLUG POWER INC.
By:

Name:
Andrew Marsh

Title:
Chief Executive Officer

C-1

APPENDIX D
CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
PLUG POWER INC.
Plug Power Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:
FIRST:
That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment of Amended and Restated Certificate of Incorporation (this “Amendment”); and (ii) declaring this Sixth Amendment to be advisable, submitted to and considered by the stockholders of the Corporation entitled to vote thereon for approval by the affirmative vote of such stockholders in accordance with the terms of the Corporation’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), and Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”) and recommended for approval by the stockholders of the Corporation.

SECOND:
That this Amendment was duly adopted in accordance with the terms of the Certificate of Incorporation and the provisions of Section 242 of the DGCL by the Board of Directors and stockholders of the Corporation

THIRD:
Upon the effectiveness of this Amendment, the following new Article X of the Certificate of Incorporation shall be added immediately following Article IX of the Certificate of Incorporation:

ARTICLE X
1.   To the fullest extent permitted by the DGCL, as the same exists or may thereafter be amended from time to time, an Officer (as defined in Section 102(b)(7) of the DGCL for purposes of this Article X) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of such Officer’s fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Amended and Restated Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

D-1

2.   Any repeal or modification of this Article X by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such repeal or modification with respect to any acts or omissions occurring before such repeal or modification of a person serving as an Officer at the time of such repeal or modification
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Amended and Restated Certificate of Incorporation to be executed by Andrew Marsh, its Chief Executive Officer, this        day of            , 2025.
PLUG POWER INC.
By:

Name:
Andrew Marsh

Title:
Chief Executive Officer

D-2

APPENDIX E
AMENDMENT NO. 3
TO THE
PLUG POWER INC.
2021 STOCK OPTION AND INCENTIVE PLAN
WHEREAS, Plug Power Inc. (the “Company”) maintains the Plug Power Inc. 2021 Stock Option and Incentive Plan, as amended by Amendment No. 1 and Amendment No. 2 (the “Plan”), which were previously adopted by the Board of Directors of the Company (the “Board”) and approved by the stockholders of the Company;
WHEREAS, the Board believes that the number of shares of common stock of the Company remaining available for issuance under the Plan has become insufficient for the Company’s anticipated future needs under the Plan;
WHEREAS, the Board has determined that it is in the best interests of the Company to amend the Plan, subject to stockholder approval, to increase both the aggregate number of shares of common stock available for issuance under the Plan and the number of shares that may be issued in the form of Incentive Stock Options (as defined in the Plan) from 51,400,000 shares to 91,400,000 shares (consisting of (x) 51,400,000 shares previously approved by stockholders at the Company’s 2022 Annual Meeting plus (y) a request for 40,000,000 additional shares, which is subject to stockholder approval at the Company’s 2025 Annual Meeting).
WHEREAS, Section 16 of the Plan provides that the Board may amend the Plan at any time, subject to certain conditions set forth therein; and
WHEREAS, this Amendment will become effective upon approval by the Company’s stockholders at the Company’s 2025 Annual Meeting and if, for any reason, the Company’s stockholders fail to approve this Amendment, the existing Plan shall continue in full force and effect.
NOW, THEREFORE:
1. Section 3(a) of the Plan is hereby deleted in its entirety and replaced with the following:
“(a) Stock Issuable.   Upon effectiveness of Amendment No. 3 to the Plan (the “Amendment Effective Date”), the maximum number of shares of Stock reserved and available for issuance under the Plan shall be 91,400,00 shares, subject to adjustment as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any awards under the Plan and the Plug Power Inc. Third Amended and Restated 2011 Stock Option and Incentive Plan (the “2011 Plan”) that are forfeited, canceled, cash-settled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options; provided, however, any shares of Stock underlying awards under the 2011 Plan that again become available for grant pursuant to this Section 3(a) after the Amendment Effective Date shall be added back as (i) one share of Stock if such shares were subject to options or stock appreciation rights granted under the 2011 Plan, and (ii) as 1.28 shares of

E-1

Stock if such shares were subject to awards other than options or stock appreciation rights granted under the 2011 Plan. Notwithstanding the foregoing, the following shares shall not be added to the shares authorized for grant under the Plan: (i) shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, and (ii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon exercise thereof. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that no more than 91,400,000 shares of the Stock may be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company. Upon effectiveness of the Plan, no new awards shall be granted under the 2011 Plan.”
2. Effective Date of Amendment.   This Amendment to the Plan shall become effective upon the date that it is approved by the Company’s stockholders in accordance with applicable laws and regulations.
3. Other Provisions.   Except as set forth above, all other provisions of the Plan shall remain unchanged.
IN WITNESS WHEREOF, this Amendment No. 3 to the Plan has been adopted by the Board of Directors of the Company this 6th day of May 2025, subject to approval by the Company’s stockholders at the 2025 Annual Meeting.
[For reference, the text of the 2021 Stock Option and Incentive Plan, as previously approved by stockholders at the 2021 Annual Meeting, can be found in Appendix B of our definitive proxy statement on Schedule 14A filed with the SEC on July 9, 2021, the text of Amendment No. 1 to the 2021 Stock Option and Incentive Plan, as previously approved by stockholders at the 2022 Annual Meeting can be found in Appendix A of our definitive proxy statement on Schedule 14A filed with the SEC on May 2, 2022, and the text of Amendment No. 2 to the 2021 Stock Option and Incentive Plan, as previously approved by stockholders at the 2023 Annual Meeting can be found in Appendix A of our definitive proxy statement on Schedule 14A filed with the SEC on May 16, 2023.]

E-2

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V75959-P34805 1a. Mark J. Bonney 1b. Gregory L. Kenausis 1c. George C. McNamee For Withhold For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! PLUG POWER INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 Nominees: 1. Election of Class I IDirectors. PLUG POWER INC. The Board of Directors recommends you vote “FOR” the following: The Board of Directors recommends you vote “FOR” proposals 2, 3, 4, 5, 6, 7 and 8. 2. The approval of an amendment to the Company’s charter to increase the number of authorized shares of the Company’s common stock from 1,500,000,000 shares to 3,000,000,000 shares. 3. The approval of an amendment to the Company’s charter to, at the discretion of the Board of Directors, effect a reverse stock split with respect to the Company’s issued common stock, including stock held by the Company as treasury shares, at a ratio of not less than 1-for-5 and not more than 1-for-200, with the exact ratio to be determined by the Board of Directors. 4. The approval of an amendment to the Company’s charter to provide that the authorized number of shares of the Company’s common stock or undesignated preferred stock may be increased or decreased by the requisite vote of the holders of capital stock entitled to vote thereon, without either class voting as a separate class irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law (the “DGCL”). 5. The approval of an amendment to the Company’s charter to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the DGCL. 7. The approval of the non-binding, advisory vote regarding the compensation of the Company’s named executive officers as described in the proxy statement. 8. The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025. 6. The approval of an amendment to the Company’s 2021 Stock Option and Incentive Plan, as amended (the “2021 Plan”), to increase the number of shares of the Company’s common stock reserved thereunder by 40,000,000 shares, from 51,400,000 shares to 91,400,000 shares. ! ! ! ! ! ! ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! ! ! SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET Before The Meeting — Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on July 2, 2025. Have your notice or proxy card in hand when you access the website, which will contain your voter control number, and follow the instructions to obtain your records. During The Meeting — Go to www.virtualshareholdermeeting.com/PLUG2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on July 2, 2025. Have your notice or proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by 11:59 P.M. ET on July 2, 2025.

V75960-P34805 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com. Continued and to be signed on reverse side Annual Meeting of the Stockholders of PLUG POWER INC. July 3, 2025 at 10:00 AM Eastern Time SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, and hereby appoint(s) each of Andrew J. Marsh and Gerard L. Conway, Jr. as proxies, each with the power to appoint his substitute, and authorize(s) them to represent and to vote all of the shares of common stock of PLUG POWER INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Eastern Time on July 3, 2025, over the Internet at www.virtualshareholdermeeting.com/PLUG2025 and at any adjournment or postponement thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated June [TBD], 2025. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF PROPERLY EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1, “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK FROM 1,500,000,000 SHARES TO 3,000,000,000 SHARES IN PROPOSAL 2, “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S CHARTER TO, AT THE DISCRETION OF THE BOARD OF DIRECTORS, EFFECT A REVERSE STOCK SPLIT WITH RESPECT TO THE COMPANY’S ISSUED COMMON STOCK, INCLUDING STOCK HELD BY THE COMPANY AS TREASURY SHARES, AT A RATIO OF NOT LESS THAN 1-FOR-5 AND NOT MORE THAN 1-FOR-200, WITH THE EXACT RATIO TO BE DETERMINED BY THE BOARD OF DIRECTORS IN PROPOSAL 3, “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S CHARTER TO PROVIDE THAT THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK OR UNDESIGNATED PREFERRED STOCK MAY BE INCREASED OR DECREASED BY THE REQUISITE VOTE OF THE HOLDERS OF CAPITAL STOCK ENTITLED TO VOTE THEREON, WITHOUT EITHER CLASS VOTING AS A SEPARATE CLASS IRRESPECTIVE OF THE PROVISIONS OF SECTION 242(b)(2) OF THE DGCL IN PROPOSAL 4, “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S CHARTER TO PROVIDE FOR EXCULPATION OF OFFICERS FROM BREACHES OF FIDUCIARY DUTY TO THE EXTENT PERMITTED BY THE DGCL IN PROPOSAL 5, “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2021 PLAN TO INCREASE THE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK RESERVED THEREUNDER BY 40,000,000 SHARES, FROM 51,400,000 SHARES TO 91,400,000 SHARES IN PROPOSAL 6, “FOR” THE APPROVAL OF THE NON-BINDING ADVISORY VOTE REGARDING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS IN PROPOSAL 7, AND “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025 IN PROPOSAL 8. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.